                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 9, 2004

                            CDC NVEST FUNDS TRUST I
                          CDC Nvest Star Growth Fund

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of CDC Nvest Star Growth Fund will be held at 2:00 p.m. Eastern time on December 9, 2004 at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of CDC Nvest Star Growth Fund to, and the assumption of all of the liabilities of CDC Nvest Star Growth Fund by, Loomis Sayles Growth Fund, a series of Loomis Sayles Funds II, in exchange for shares of the Loomis Sayles Growth Fund, and the distribution of such shares to the shareholders of CDC Nvest Star Growth Fund in complete liquidation of CDC Nvest Star Growth Fund.

2. To consider and act upon any other matters that properly come before the Meeting and any adjourned session of the Meeting.

   Shareholders of record at the close of business on October 11, 2004 are entitled to notice of and to vote at the Meeting and any adjourned session thereof.

                             By order of the Board of Trustees,


                             Coleen Downs Dinneen, Secretary



October 12, 2004


PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET, BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                          PROSPECTUS/PROXY STATEMENT


                               October 12, 2004


                 Acquisition of the Assets and Liabilities of
                          CDC Nvest Star Growth Fund
                      a series of CDC Nvest Funds Trust I

                              399 Boylston Street
                          Boston, Massachusetts 02116
                                 800-225-5478

                       By and in Exchange for Shares of
                           Loomis Sayles Growth Fund
                      a series of Loomis Sayles Funds II

                              399 Boylston Street
                          Boston, Massachusetts 02116
                                 800-225-5478

   This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the proposed acquisition of CDC Nvest Star Growth Fund (the "Star Growth Fund") by Loomis Sayles Growth Fund (the "Loomis Growth Fund" and, together with the Star Growth Fund, the "Funds") at a Special Meeting of Shareholders of the Star Growth Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern time on December 9, 2004, at the offices of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Proposal in this Prospectus/Proxy Statement relates to the acquisition of the Star Growth Fund by Loomis Growth Fund (the "Acquisition"). The Funds are each registered open-end management investment companies. The investment goal of Loomis Growth Fund is long-term growth of capital. The investment goal of the Star Growth Fund is also long-term growth of capital. If shareholders of the Star Growth Fund approve the Agreement and Plan of Reorganization relating to the Acquisition and the Acquisition occurs, the Star Growth Fund will transfer all of the assets and liabilities attributable to each class of its shares to Loomis Growth Fund in exchange for shares of the same class of Loomis Growth Fund with the same aggregate net asset value as the net asset value of the assets and liabilities transferred. After that exchange, shares of each class received by the Star Growth Fund will be distributed pro rata to its shareholders of the same class, and shareholders of the Star Growth Fund will become shareholders of Loomis Growth Fund.

   The Trustees of CDC Nvest Funds Trust I ("Trust I"), who are also Trustees of Loomis Sayles Funds II (the "Loomis Sayles Trust" and, together with Trust I, the "Trusts"), have set October 11, 2004 as the record date (the "Record Date") for determining which shareholders of the Star Growth Fund are entitled to vote at the Meeting and any adjourned session thereof.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

 . The Class A, B and C Prospectus of the CDC Nvest Star Funds, which includes the Star Growth Fund, dated May 1, 2004, as supplemented on July 21, 2004 and on August 20, 2004.

 . The Statement of Additional Information Parts I and II of the CDC Nvest Star
   Funds, which includes the Star Growth Fund, dated May 1, 2004, as supplemented on July 1, 2004 for Part I and as revised July 14, 2004 for
   Part II.

 . Management's discussion of Fund performance, the Report of Independent
   Auditors and financial statements included in the Annual Report to shareholders of the Star Growth Fund for the fiscal year ended December 31, 2003.

 . Management's discussion of Fund performance and the financial statements included in the Semi-Annual Report to shareholders of the Star Growth Fund for the period ended June 30, 2004.


 . The Statement of Additional Information of Loomis Growth Fund dated October
   12, 2004, relating to the Acquisition described in this Prospectus/Proxy Statement.


   This Prospectus/Proxy Statement concisely sets forth information about Loomis Growth Fund that a prospective investor ought to know before investing and should be retained for future reference. Each Fund has previously sent its Annual and Semi-Annual Reports to its shareholders. For a free copy of these Reports or any of the documents listed above, you may call 800-225-5478 or you may write to either Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing your Fund's web site at www.cdcnvestfunds.com. Text-only versions of all the documents listed above can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov, or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   Shares of Loomis Growth Fund are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                               TABLE OF CONTENTS


       QUESTIONS AND ANSWERS........................................   5
       THE PROPOSAL.................................................  17
          The Proposal..............................................  17
          Principal Investment Risks................................  17
          Information about the Acquisition.........................  18
              Terms of the Agreement and Plan of Reorganization.....  18
              Shares You Will Receive...............................  19
              Reasons for the Acquisition...........................  20
              Performance Information...............................  21
              Federal Income Tax Consequences.......................  24
              Declarations of Trust.................................  27
              Dividends and Distributions...........................  29
              Capitalization........................................  30
              Required Vote for the Proposal........................  30
       INFORMATION REGARDING VOTING AND CONDUCT OF
         MEETING....................................................  31
          Voting Information........................................  31
          Information About Proxies and the Conduct of the Meeting..  31
       OTHER INFORMATION............................................  33
          Appendix A................................................ A-1
          Appendix B................................................ B-1
          Appendix C................................................ C-1
          Appendix D................................................ D-1
          Appendix E................................................ E-1

                             QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the Acquisition and of the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to submitting your vote.

1. What is being proposed?

The Trustees of Trust I are recommending that shareholders approve the acquisition of the Star Growth Fund by Loomis Growth Fund. This means that Loomis Growth Fund would acquire all of the assets and assume all the liabilities of the Star Growth Fund in exchange for shares of Loomis Growth Fund. If the Acquisition is approved and consummated, you will receive shares of Loomis Growth Fund of the same class and with an aggregate net asset value equal to the aggregate net asset value of your Star Growth Fund shares as of the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around December 17, 2004, or on such other date as the Trusts may agree.

Please note that if shareholders of the Star Growth Fund do not approve the Acquisition, the Trustees of the Trusts may take such further action, potentially including the liquidation of the Star Growth Fund, as they may deem to be in the best interests of the Funds.

2. Why is the Acquisition being proposed?

CDC IXIS Advisers, the investment adviser to the Star Growth Fund, is proposing the Acquisition to enable shareholders of the Star Growth Fund to invest in a larger combined fund which CDC IXIS Advisers believes has better long-term growth prospects. The Trustees of Trust I recommend approval of the Acquisition because of the advantages that CDC IXIS Advisers believes the Acquisition will offer to shareholders of the Star Growth Fund. These advantages include the following:

 . Lower expenses. Loomis Growth Fund's net expense ratio is lower than the Star Growth Fund's net expense ratio. In addition, CDC IXIS Advisers believes the combined fund will be better able to grow in size and benefit from possible economies of scale.

 . Sales trends. CDC IXIS Advisers believes the Star Growth Fund has not achieved sufficient sales growth and is not expected to do so in the near future and that the combined fund would be better positioned to achieve long-term viability.

 . Same level of shareholder services. Star Growth Fund shareholders would continue to enjoy the same shareholder services as shareholders of Loomis Growth Fund as they currently enjoy as Star Growth Fund shareholders.

 . Continued availability of the CDC Nvest Funds. The proposed Acquisition would permit Star Growth Fund shareholders to keep their investment in an open-end mutual fund with exchange privileges with the mutual funds comprising the CDC Nvest Funds family.


 . Good performance. The Loomis Growth Fund has a good long-term performance record and has a better short-term performance record relative to its peers. CDC IXIS Advisers believes that the track record of Loomis Growth Fund should result in better opportunities for Fund sales.


Please review "Information about the Acquisition - Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees of the Trusts.

3. How do the advisory arrangements, investment goals, strategies and policies of the Star Growth Fund and Loomis Growth Fund compare?

Although the investment goal and principal investment strategies of the Star Growth Fund are generally similar to those of Loomis Growth Fund, there are differences. For example, the Star Growth Fund employs a multi-manager approach called the "Star Concept" to invest in equity securities of a wide spectrum of growth-oriented companies, whereas Loomis Growth Fund has a single adviser that generally invests in stocks of large capitalization, growth oriented companies, although Loomis Growth Fund may invest in companies of any size. Please see the table below for more information comparing the investment goals and strategies of the Funds.


This table shows the investment goal and principal investment strategies of each Fund. For more detail on the investment goals, strategies and policies of the Star Growth Fund and Loomis Growth Fund, see the Star Growth Fund's prospectus and Appendix A, respectively.


                  Star Growth Fund         Loomis Growth Fund
              ---------------------------------------------------
              Investment Goal: The      Investment Goal: Loomis
              Star Growth Fund seeks    Growth Fund seeks
              long-term growth of       long-term growth of
              capital.                  capital.
              ---------------------------------------------------

                Star Growth Fund              Loomis Growth Fund
            --------------------------------------------------------
            Principal Investment           Principal Investment
            Strategies: The Star           Strategies: Loomis
            Growth Fund seeks to           Growth Fund's investment
            achieve its investment         portfolio is managed by
            goal as follows:               a single investment
                                           adviser, Loomis Sayles &
             . The Star Growth Fund        Company, L.P. ("Loomis
               utilizes a                  Sayles"). Loomis Sayles
               multi-manager               seeks to achieve Loomis
               approach - called the       Growth Fund's investment
               "Star Concept" - to         goal as follows:
               equity investing
               which combines the           . Loomis Growth Fund
               varied styles of               invests primarily in
               different subadvisers          equity securities,
               in selecting                   including common
               securities. Subject            stocks, convertible
               to the allocation              securities and
               policies adopted by            warrants. The Fund
               the Fund's Board of            focuses on stocks of
               Trustees, the adviser          large capitalization
               generally allocates            companies, but it may
               capital invested in            invest in companies
               the Fund equally               of any size.
               among its three
               segments, each of            . In deciding which
               which is managed by a          securities to buy and
               different subadviser.          sell, Loomis Sayles
               Each subadviser                generally seeks to
               manages its segment            identify well-
               in accordance with             managed companies
               its distinct                   that it believes have
               investment style and           a leading position
               strategy. Under                within their
               normal market                  industry. Loomis
               conditions, the Star           Sayles then targets
               Growth Fund invests            those companies that
               substantially all of           it believes have the
               its assets in equity           potential for strong
               securities.                    revenue growth,
                                              accelerating earnings
             . The Fund's                     growth and rising
               subadvisers, which             profit margins.
               are named below,
               pursue the Fund's            . Loomis Sayles
               overall goal by                typically does not
               employing the                  consider current
               following strategies           income when making
               and techniques:                buy/sell decisions.
                                              Instead, Loomis
               Miller Anderson                Sayles looks for
                                              companies that it
            The Miller Anderson               believes have dynamic
            segment of the Fund               earnings growth and
            invests primarily in              prospects for high
            common stocks of                  levels of
            companies with                    profitability,
            capital-izations                  sustainable
            generally in the range            competitive
            of com-panies included            advantages driven by
            in the Russell Midcap             proprietary products
            Growth Index, an                  or technologies and
            unmanaged index of                solid management
            midcap companies within           whose interests are
            the Russell 1000 Growth           aligned with those of
            Index. Miller Anderson            the company's
            focuses on companies              shareholders.
            that demon-strate, in
            its view, one or more of
            the
            --------------------------------------------------------

                  Star Growth Fund         Loomis Growth Fund
              ---------------------------------------------------
              following
              characteristics,           . Loomis Growth Fund
              although not all of the      typically buys stocks
              companies selected will      of companies that
              have these                   Loomis Sayles
              characteristics:             believes are
                                           undervalued relative
               . Strong growth             to future growth
                 prospects                 prospects. Loomis
                                           Growth Fund typically
               . Accelerating returns      sells a stock when
                 on invested capital       Loomis Sayles
                                           believes the
               . Sustainable               company's expected
                 competitive advantage     earnings or
                                           competitive situation
               . Experienced and           no longer meet Loomis
                 incentivized              Sayles' expectations.
                 management teams
                                         . For temporary
              In making investment         defensive purposes,
              decisions, Miller            Loomis Growth Fund
              Anderson generally           may invest any
              employs the fol-lowing       portion of its assets
              methods:                     in cash or in any
                                           securities Loomis
               . It conducts extensive     Sayles deems
                 fundamental bottom-up     appropriate. Loomis
                 analysis to evaluate      Growth Fund may miss
                 potential candidates      certain investment
                 for purchase by using     opportunities if it
                 financial modeling to     uses defensive
                 evaluate earnings         strategies and thus
                 data. In addition, it     may not achieve its
                 monitors qualitative      investment objective.
                 measures including a
                 company's competitive   . Loomis Growth Fund
                 position within its       may invest any
                 industry and its          portion of its assets
                 management quality.       in securities of
                                           Canadian issuers and
               . It also evaluates         up to 20% of its
                 market valuations.        assets in other
                                           foreign securities,
               . Miller Anderson           including emerging
                 follows a strict sell     market securities.
                 discipline, seeking
                 to sell stocks when     . Loomis Growth Fund
                 it determines that        may engage in foreign
                 they no longer meet       currency hedging
                 investment criteria.      transactions and also
                                           may invest in Rule
                                           144A securities.
              ---------------------------------------------------

                             Star Growth Fund
                         ------------------------------
                            Vaughan Nelson

                         Vaughan Nelson uses
                         rigorous fundamental
                         research and active
                         management to analyze a
                         broad selection of
                         company or industry
                         sectors and to seek
                         companies with the
                         following
                         characteristics,
                         although not all of the
                         companies selected will
                         have these attributes:

                          . Established or
                            developing
                            competitive advantage

                          . Positive revision
                            trends

                          . Growth rates in
                            excess of market
                            growth rates

                          . Market
                            capitalizations
                            generally in excess
                            of $1 billion

                         In selecting investments
                         for its segment, Vaughan
                         Nelson generally employs
                         the following strategy:

                          . Screen for companies
                            that appear to be
                            established leaders
                            that are maintaining
                            a competitive
                            advantage and
                            operating in sectors
                            offering growth rates
                            above market averages
                            over the three-to
                            five-year investment
                            horizon.

                          . Screen for companies
                            that appear to be
                            developing a
                            sustainable
                            competitive
                            advantage, offering
                            growth rates that are
                            generally 25% above
                            the market average
                            growth rates and
                            exhibit positive
                            revision trends.

                          . Vaughan Nelson will
                            target a stock for
                            sale when the
                            original purchase
                            rationale is no
                            longer valid or in
                            the case of a
                            significant price
                            decline.

                            Westpeak

                         Westpeak constructs a
                         portfolio of
                         recognizable, reasonably
                         priced stocks by
                         combining its experience
                         and judgment with a
                         dynamic weighting
                         process known as
                         "portfolio profiling."
                         The portfolio emphasizes
                         the financial factors
                         that Westpeak feels are
                         most likely to be
                         rewarded by the market
                         in the future. Using
                         proprietary research
                         based on economic,
                         market and company
                         specific information,
                         Westpeak analyzes each
                         stock and ranks them
                         based on factors such as:

                          . Earnings-to-price
                            ratios

                          . Earnings growth rates

                          . Positive earnings
                            surprises

                          . Book-to-price ratios

                          . Dividend yields
                         ------------------------------

                               Star Growth Fund
                           -------------------------
                           Westpeak invests in
                           stocks of companies in
                           the Russell 3000 Growth
                           Index, an unmanaged
                           index of companies
                           within the Russell 3000
                           Index selected for
                           higher price-to-book
                           ratios and higher
                           forecasted growth
                           values. This universe of
                           stocks represents small,
                           medium and large
                           capitalization
                           companies. Westpeak
                           screens these stocks
                           using fundamental growth
                           and value criteria and
                           calculates a
                           "fundamental rank" for
                           each stock. This rank
                           reflects a historical
                           analysis of the company
                           using approximately 70
                           growth, value and
                           industry
                           characteristics. All of
                           the stocks are then
                           screened using various
                           Wall Street analysts'
                           historical and projected
                           earnings estimates for
                           the company and each is
                           assigned an
                           "expectations rank." The
                           rank accounts for the
                           company's recent and
                           historical earnings
                           revisions and the
                           potential for "positive
                           earnings surprises."

                           The fundamental and
                           expectation ranks for
                           each stock are placed in
                           a valuation matrix to
                           evaluate whether to buy,
                           sell or hold a stock.
                           The final step is the
                           use of proprietary
                           methodology to arrange
                           the selected stocks into
                           an optimal portfolio
                           using their respective
                           fundamental and
                           expectation ranks and
                           risk characteristics.

                           The Star Growth Fund may
                           also:

                            . Invest in securities
                              offered in initial
                              public offerings
                              ("IPOs") and Rule
                              144A securities.

                            . Invest in convertible
                              preferred stock and
                              convertible debt
                              securities.

                            . Invest in real estate
                              investment trusts
                              ("REITs").

                            . Invest in
                              fixed-income
                              securities, including
                              U.S. government bonds
                              and lower-quality
                              corporate bonds.

                            . Hold securities of
                              foreign issuers
                              traded over the
                              counter or on foreign
                              exchanges, including
                              American Depository
                              Receipts, securities
                              in emerging markets
                              and related currency
                              hedging transactions.

                            . Invest in options and
                              enter into futures,
                              swap contracts and
                              currency hedging
                              transactions.

                            . Purchase U.S.
                              government
                              securities,
                              certificates of
                              deposit, commercial
                              paper, and/or high
                              quality debt
                              securities or hold
                              cash for temporary
                              defensive purposes in
                              response to adverse
                              market, economic or
                              political conditions.
                              These investments may
                              prevent the Fund from
                              achieving its
                              investment goal.
                           -------------------------

The Star Growth Fund and Loomis Growth Fund are generally subject to similar fundamental investment restrictions. However, Loomis Growth Fund is subject to certain non-fundamental investment restrictions to which the Star Growth Fund is not subject. Loomis Growth Fund may not: (1) invest in companies for the purpose of exercising control or management; (2) pledge, mortgage, hypothecate or otherwise encumber any of its assets (except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by the Fund's fundamental investment restrictions); (3) participate on a joint or joint and several basis in any trading account in securities (the "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction); (4) write or purchase puts, calls or combinations of both, except that the Fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (b) purchase and sell put and call options on securities, and (c) write, purchase and sell put and call options on currencies and enter into currency forward contracts; or (5) borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.


For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

4. How do the risks of investing in the Star Growth Fund compare to the risks of investing in Loomis Growth Fund?

Because the two Funds have similar investment goals and policies, they are subject to similar, although not identical, risks. For a discussion of the principal risks associated with an investment in the Funds, please see "Principal Investment Risks" in the Proposal section of this Prospectus/Proxy Statement.

5. How do the management fees and expenses of the Funds compare and what are they estimated to be following the Acquisition?

The following tables allow you to compare the management fees and expenses of the Star Growth Fund and Loomis Growth Fund, and to analyze the estimated expenses that Loomis Sayles, the investment adviser to Loomis Growth Fund, expects the combined fund to bear in the first year following the Acquisition.

The shareholder fees presented below apply to shares of each Fund, and will apply to the combined fund after giving effect to the Acquisition. Shareholders of the Star Growth Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges ("CDSCs") will continue to apply. For purposes of determining the CDSC applicable to Star Growth Fund shareholders who become Loomis Growth Fund shareholders as a result of the Acquisition, the amount of time that the shareholder held his or her Star Growth Fund shares will be added (or "tacked") to the length of time the shareholder held Loomis Growth Fund shares acquired in the Acquisition.

Annual Fund Operating Expenses are deducted from each Fund's assets. They include management and administration fees, Rule 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the tables below represent expenses incurred by Star Growth Fund for its fiscal year ending December 31, 2003 and Loomis Growth Fund for its fiscal year ending September 30, 2003 and expenses that Loomis Sayles estimates the combined fund would have incurred during the twelve months ended March 31, 2004, after giving effect to the Acquisition on a pro forma basis assuming the Acquisition had occurred as of April 1, 2003.

Shareholder Fees (For Both Funds)
(fees paid directly from your investment)

                                                          Class A    Class B Class C
Maximum sales charge (load) imposed on purchases (as a
percentage of the offering price)/(1)(2)/                   5.75%     None    None
------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of
original purchase price or redemption proceeds, as
applicable)/(2)/                                          1.00%/(3)/  5.00%   1.00%
------------------------------------------------------------------------------------
Redemption fee/(4)/.....................................   None        None    None

(1) A reduced sales charge on Class A shares may apply. See "Ways to Reduce or Eliminate Sales Charges" in Appendix A.
(2) Does not apply to reinvested distributions.
(3) A 1.00% CDSC applies with respect to certain purchases of Class A shares greater than $1,000,000 that are redeemed within one year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges Are Calculated" in Appendix A.
(4) Generally, a transaction fee will be charged for expedited payment of redemption proceeds, such as by wire or overnight delivery.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                                  Star Growth Fund/(1)/
                                                 Class A Class B Class C
        Management fees                           1.00%   1.00%   1.00%
        ----------------------------------------------------------------
        Distribution and/or service (12b-1) fees  0.25%   1.00%*  1.00%*
        ----------------------------------------------------------------
        Other expenses                            1.43%   1.43%   1.43%
        ----------------------------------------------------------------
        Total annual fund operating expenses      2.68%   3.43%   3.43%
        ----------------------------------------------------------------
        Fee waiver and/or expense reimbursement   1.18%   1.18%   1.18%
        ----------------------------------------------------------------
        Net expenses                              1.50%   2.25%   2.25%
        ----------------------------------------------------------------

                                                Loomis Growth Fund/(2)/
                                              Class A+ Class B++ Class C++
     Management fees                           0.50%     0.50%     0.50%
     ---------------------------------------------------------------------
     Distribution and/or service (12b-1) fees  0.25%     1.00%*    1.00%*
     ---------------------------------------------------------------------
     Other expenses                            2.36%     6.42%     6.42%
     ---------------------------------------------------------------------
     Total annual fund operating expenses      3.11%     7.92%     7.92%
     ---------------------------------------------------------------------
     Fee waiver and/or expense reimbursement   2.01%     6.07%     6.07%
     ---------------------------------------------------------------------
     Net expenses                              1.10%     1.85%     1.85%
     ---------------------------------------------------------------------

                                                 Loomis Growth Fund/(3)/
                                                  (pro forma combined)
                                                  --------------------
                                                 Class A Class B Class C
        Management fees                           0.50%   0.50%   0.50%
        ----------------------------------------------------------------
        Distribution and/or service (12b-1) fees  0.25%   1.00%*  1.00%*
        ----------------------------------------------------------------
        Other expenses                            1.07%   1.07%   1.07%
        ----------------------------------------------------------------
        Total annual fund operating expenses      1.82%   2.57%   2.57%
        ----------------------------------------------------------------
        Fee waiver and/or expense reimbursement   0.72%   0.72%   0.72%
        ----------------------------------------------------------------
        Net expenses                              1.10%   1.85%   1.85%
        ----------------------------------------------------------------

(1) CDC IXIS Advisers has given a binding undertaking to the Star Growth Fund to limit the amount of the Fund's total annual operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.50%, 2.25%, 2.25% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2005 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would be higher. The advisory agreement between CDC IXIS Advisers and CDC Nvest Funds Trust I on behalf of the Star Growth Fund sets forth a management fee rate of 1.00%. CDC IXIS Advisers, however, has agreed to waive a portion of its fee so that the effective management fee is 0.90% through April 30, 2005.
(2) Loomis Sayles has given a binding undertaking to Loomis Growth Fund to limit the amount of the Fund's total annual operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.10%, 1.85% and 1.85% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would be higher.
(3) Loomis Sayles has agreed that if the Acquisition is consummated it will extend the Loomis Growth Fund's current expense limitation of 1.10%, 1.85% and 1.85% of the Fund's average daily net assets for Class A, B and C shares, respectively, for an additional year through January 31, 2006 and will maintain the Fund's expense limit at no greater than 1.25%, 2.00% and 2.00% for Classes A, B and C, respectively, through January 31, 2007.
* Because of the higher Rule 12b-1 fees, long-term Class B and Class C shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
+ Retail Class shares of Loomis Growth Fund were converted into newly created Class A shares of the Fund on September 12, 2003. Expenses for Class A shares are based on the former Retail Class expenses, adjusted to take into account Class A's current fees and expenses.
++ Class B and Class C expenses are based on expenses for the period September
   12, 2003 through September 30, 2003.

Expense Examples*
(your actual costs may be higher or lower)

The following examples help you compare the cost of investing in the Star Growth Fund with the cost of investing in Loomis Growth Fund, both for the fiscal years set forth above and on a pro forma basis, and also allow you to compare this with the cost of investing in other mutual funds. The examples, which are based on the expenses shown above, use the following hypothetical conditions:

 . $10,000 initial investment

 . 5% total return for each year

 . Each Fund's operating expenses remain the same; and

 . Assumes reinvestment of all dividends and distributions.

Although your actual costs and returns may be higher or lower, the examples show what your costs would be based on these assumptions.


                                     Star Growth Fund*
                            Class A    Class B       Class C
                                     (1)    (2)    (1)    (2)
                1 year..... $  719  $  728 $  228 $  328 $  228
                3 years.... $1,254  $1,244 $  944 $  944 $  944
                5 years.... $1,814  $1,883 $1,683 $1,683 $1,683
                10 years*** $3,332  $3,463 $3,463 $3,633 $3,633


                                   Loomis Growth Fund**
                            Class A    Class B       Class C
                                     (1)    (2)    (1)    (2)
                1 year..... $  681  $  688 $  188 $  288 $  188
                3 years.... $1,301  $2,074 $1,774 $1,774 $1,774
                5 years.... $1,946  $3,470 $3,270 $3,270 $3,270
                10 years*** $3,666  $5,884 $5,884 $6,642 $6,642


                                    Loomis Growth Fund
                                  (pro forma combined)**
                                  ----------------------
                            Class A    Class B       Class C
                                     (1)    (2)    (1)    (2)
                1 year..... $  681  $  688 $  188 $  288 $  188
                3 years.... $  987  $  967 $  667 $  667 $  667
                5 years.... $1,381  $1,441 $1,241 $1,241 $1,241
                10 years*** $2,482  $2,616 $2,616 $2,801 $2,801

* The examples for the Star Growth Fund are based upon the net expenses shown above for the first year and on the total annual fund operating expenses for the remaining years.
** The examples for Loomis Growth Fund are based upon the net expenses shown above for the first 25 months at the expense limits currently in effect and those committed to be in effect through January 31, 2007 (see footnote 3, above) and on the total annual fund operating expenses for the remaining years.

*** Class B shares automatically convert to Class A shares after 8 years;
    therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.
(1) Assumes redemption of shares at end of each period.
(2) Assumes no redemption of shares.

Significant assumptions underlying the pro forma Annual Fund Operating Expenses and Expenses Examples are as follows: (1) the Fund's current contractual agreements will remain in place; (2) certain duplicate costs involved in operating the Star Growth Fund will be eliminated as a result of the Acquisition; and (3) expense ratios are based on pro forma combined average net assets for the twelve months ended March 31, 2004, assuming the Acquisition occurred on April 1, 2003.

6. What class of shares will you receive in Loomis Growth Fund if the Acquisition occurs?

You will receive the same class of shares of Loomis Growth Fund that you currently own in the Star Growth Fund. These shares will have the same exchange rights, will bear the same CDSC upon redemption, and, in the case of Class B shares, will convert to Class A shares at the same time as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares. Please see Appendix A for more information about shares of Loomis Growth Fund.

7. Will you be permitted to redeem your shares prior to the Acquisition?


You are not required to remain a shareholder of the Star Growth Fund until the Acquisition. Prior to the Acquisition, you may redeem your shares or exchange your shares for shares of the same class of other CDC Nvest Funds, as described and subject to the limitations in the current prospectuses of the Star Growth Fund or other CDC Nvest Funds. Please note that any redemptions will be subject to CDSCs, if applicable to your class of shares, and that both redemptions and exchanges may have negative tax consequences.


8. What are the federal income tax consequences of the Acquisition?

The Acquisition will be tax free to you for federal income tax purposes. This means that no gain or loss will be recognized by the Star Growth Fund, or any of its shareholders, directly as a result of the Acquisition. Furthermore, the aggregate federal tax basis of your Star Growth Fund shares will equal the aggregate federal tax basis of your new shares in Loomis Growth Fund, and your holding period in your new shares in Loomis Growth Fund will for federal income tax purposes include the time you held the Star Growth Fund shares you surrendered in the Acquisition if you held your Star Growth Fund shares as capital assets.

Immediately prior to the Acquisition, the Star Growth Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

At any time prior to the Acquisition, a shareholder of the Star Growth Fund may redeem shares therein, likely resulting in the recognition of gain or loss to such shareholder for federal income tax purposes.

The Acquisition will cause the losses of at least one, and perhaps both, of the Star Growth Fund and Loomis Growth Fund to "go into loss limitation" - that is, the Funds may become subject to an annual limitation on the amount of losses that may be used to offset their gains. This may cause the combined fund to make distributions of capital gains earlier, and thus may accelerate a shareholder's income tax liability, as compared to if the Acquisition had not occurred. The federal income tax consequences of the Acquisition are described in more detail below under "Federal Income Tax Consequences."

   THE PROPOSAL - ACQUISITION OF CDC NVEST STAR GROWTH FUND BY LOOMIS SAYLES
                                  GROWTH FUND

The Proposal

   You are being asked to approve an Agreement and Plan of Reorganization, pursuant to which Loomis Growth Fund will acquire the assets and assume the liabilities of the Star Growth Fund in exchange for shares of Loomis Growth Fund. A form of Agreement and Plan of Reorganization is attached as Appendix B to this Prospectus/Proxy Statement. It is important to note that by approving the Agreement and Plan of Reorganization, you are also approving the Acquisition pursuant to the Agreement and Plan of Reorganization.

Principal Investment Risks

  What are the principal investment risks of Loomis Growth Fund, and how do they compare with those of the Star Growth Fund?


   Because both Funds invest in equity securities, they are each subject to the risks commonly associated with investing in equity securities, such as the risk of losing money due to unpredictable drops in a stock's value or the stock market as a whole. The principal investment risks of the Funds also include the particular risks associated with investing in Rule 144A securities, which may be more illiquid than other equity securities, and in stocks of small capitalization and emerging growth companies, which may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Funds' portfolios. Both Funds bear the risk of investment in growth stocks, which are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. In addition, the Funds may invest in foreign securities, which may be more volatile than U.S. securities and carry greater political, economic and information risks; such investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Star Growth Fund is subject to the principal investment risks associated with investing in IPOs, convertible preferred stock, REITs, options, futures, swap contracts and fixed income securities to a greater extent than Loomis Growth Fund, which may only invest in such securities as a secondary strategy.


   For more information about the principal investment risks of Loomis Growth Fund, please see Appendix A. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

Information about the Acquisition

  Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of the Star Growth Fund, the Acquisition is expected to occur on or around December 17, 2004, or on such other date as the Trusts may agree, pursuant to the Agreement and Plan of Reorganization, a form of which is attached as Appendix B to this Prospectus/Proxy Statement. Please review Appendix B. The following discussion of the principal terms of the Agreement and Plan of Reorganization is only a summary and is qualified in its entirety by reference to the full text of the Agreement and Plan of Reorganization, the form of which is attached as Appendix B to this Prospectus/Proxy Statement:

 . The Star Growth Fund will transfer all of its assets and liabilities attributable to each class of its shares to Loomis Growth Fund in exchange for shares of the same class of Loomis Growth Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

 . The Acquisition will occur immediately after the time (currently scheduled to be 4:00 p.m. Eastern time on December 17, 2004, or such other date and time as the parties may determine) when the assets of the Star Growth Fund are valued for purposes of the Acquisition.

 . The shares of each class of Loomis Growth Fund received by the Star Growth
   Fund will be distributed to the shareholders of the same class of the Star Growth Fund pro rata in accordance with their percentage ownership of the Star Growth Fund in full liquidation of the Star Growth Fund.

 . After the Acquisition, the Star Growth Fund will be terminated, and its affairs will be wound up in an orderly fashion.

 . The Acquisition requires approval by the Star Growth Fund's shareholders and satisfaction of a number of other conditions. In addition, the Acquisition may be terminated at any time by mutual consent of the Trustees on behalf of each Fund. Shareholders of Loomis Growth Fund are not being asked to approve the Acquisition.

   Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Trust I to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their then-current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition, subject to any applicable CDSC.

   All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the Acquisition will be borne by CDC IXIS Advisers and/or its affiliates, and not by the Funds. Loomis Growth Fund will pay all governmental fees required in connection with the registration or qualification of its fund shares issued in connection with the Acquisition under applicable state and federal laws. The SEC registration fees incurred by Loomis Growth Fund will be calculated based on the dollar value of the shares issued in the Acquisition. The Funds will bear any portfolio transaction costs (such as brokerage commissions and transfer taxes) incurred by them in connection with selling securities held by the Star Growth Fund and purchasing securities to be held by the combined fund. These transaction costs are currently estimated to be $221,161. This estimate assumes a scenario where all securities currently held by the Star Growth Fund are sold and replaced with new securities. To the extent these transactions occur before the Acquisition, these costs will be borne by the Acquired Fund; to the extent they occur after, they will be borne by the combined fund. In addition, these transactions may cause the combined fund to realize capital gains or losses after the exchange date. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

  Shares You Will Receive

   If the Acquisition occurs, you will receive shares in Loomis Growth Fund of the same class as the shares you currently own in the Star Growth Fund. The shares you receive will have the following characteristics:

 . The shares you receive will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the closing of the Acquisition.

 . The shares you receive will bear the same sales charges and CDSCs as your current shares to the extent such charges apply. For purposes of determining the CDSC applicable to any redemption and for determining the conversion of Class B shares to Class A shares, if applicable, Loomis Growth Fund shares you receive will have the same age characteristics as your Star Growth Fund shares.

 . The procedures for buying and selling your shares will not change as a result of the Acquisition.

 . You will have the same exchange options that you currently have.

 . You will have similar voting rights as you currently have, but as a shareholder of Loomis Growth Fund, a series of Loomis Sayles Trust. For more information on your voting rights as a Loomis Growth Fund shareholder, see the section entitled "Declarations of Trust."


   Information concerning the capitalization of each of the Star Growth Fund and Loomis Growth Fund is provided below under "Capitalization."

  Reasons for the Acquisition

   The Trustees of Trust I, including all Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), have determined that the Acquisition would be in the best interests of the Star Growth Fund and the Star Growth Fund's shareholders, and that the interests of existing shareholders of the Star Growth Fund would not be diluted as a result of the Acquisition. The Trustees (including the Independent Trustees) have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix B to this Prospectus/Proxy Statement. Each shareholder should carefully consider whether remaining a shareholder of Loomis Growth Fund after the Acquisition is consistent with that shareholder's financial needs and circumstances.

   In proposing the Acquisition, CDC IXIS Advisers presented to the Trustees, at a meeting held on August 20, 2004, the following reasons for the Star Growth Fund to enter into the Acquisition:


 . The Acquisition is intended to permit the Star Growth Fund's shareholders to exchange their investment for a similar mutual fund with historically better returns and a lower net expense ratio.


 . Over the past several years, the Star Growth Fund has not been able to achieve sufficient net sales to maintain long-term viability and is not expected to do so in the near future.

 . Loomis Growth Fund's net expense ratio after waivers and reimbursements is currently lower than that of the Star Growth Fund. Loomis Sayles has contractually agreed that if the Acquisition occurs it will extend Loomis Growth Fund's current limit on total operating expenses (1.10%, 1.85% and 1.85% for Classes A, B and C, respectively) through January 31, 2006 and will limit total operating expenses to 1.25%, 2.00% and 2.00% for Classes A, B and C, respectively, for the period from February 1, 2006 through January 31, 2007. These undertakings will be reevaluated on an annual basis thereafter. Without the current expense limitation, Loomis Growth Fund's expense ratio would have been higher. Additionally, Loomis Growth Fund's management fee rate (0.50%) is lower than Star Growth Fund's management fee rate (1.00%).

 . Star Growth Fund shareholders will continue to enjoy the same shareholder services as shareholders of Loomis Growth Fund as they currently enjoy as Star Growth Fund shareholders.

 . Shareholders of the Star Growth Fund who do not wish to become shareholders of Loomis Growth Fund may redeem their shares in the Star Growth Fund in taxable transactions prior to the Acquisition.

 . CDC IXIS Advisers' belief that Loomis Growth Fund has better prospects for growth, which may result in economies of scale and decreased Fund expenses.

 . The Trustees considered the tax consequences of the Acquisition on the Funds and their respective shareholders, including, in particular, the historical and pro forma tax attributes of Loomis Growth Fund and the Star Growth Fund and the effect of the Acquisition on certain tax losses of the Funds (see "Federal Income Tax Consequences" below). The Trustees concluded that lower fund operating expenses and other benefits to shareholders resulting from the merger outweighed the potentially less favorable tax attributes of the combined fund.

   The Trustees were also presented with information comparing the Funds, including information about the management of the Funds, information about the differences in the Funds' investment goals, policies and strategies and performance information.

  Performance Information


   The first bar chart on the following page shows the percentage gain or loss for Class A shares of the Star Growth Fund in each calendar year beginning with the Fund's inception and the second bar chart shows the percentage gain or loss for Class A shares of Loomis Growth Fund for each of the last ten calendar years. The returns for Classes B and C shares differ to the extent their respective expenses differ. They should give you a general idea of how each Fund's return has varied from year to year. The bar charts include the effects of Fund expenses, but not sales charges. Returns would be lower if applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not necessarily an indication of future results. Performance results include the effect of the Funds' expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower.


   Additional discussion of the manner of calculation of total return is contained in the Statement of Additional Information relating to the Acquisition, which is incorporated by reference in this Prospectus/Proxy Statement.

                          Star Growth Fund (Class A)+

                                    [CHART]

           Star Growth Fund (Class A)+
------------------------------------------------
1998     1999    2000     2001     2002     2003
------------------------------------------------
50.00%  73.21%  -41.30%  -33.59%  -33.45%  38.42%
------------------------------------------------

For period shown in bar chart:
Best quarter: Fourth Quarter 1999, up 50.97%
Worst quarter: Fourth Quarter 2000, down 30.76%
The Fund's Class A shares total return year-to-date as of June 30, 2004 was
2.60%

+ The returns shown in the bar chart above reflect the results of the Kobrick Capital Fund, the Fund's accounting predecessor, whose assets and liabilities (along with those of the Kobrick Emerging Growth Fund) were acquired by the Fund on November 16, 2001. The Fund's performance may have been different had its current advisory arrangements been in place during the periods shown.

                         Loomis Growth Fund (Class A)+

                                    [CHART]

                           Loomis Growth Fund (Class A)+
--------------------------------------------------------------------------------
 1994    1995   1996    1997     1998    1999    2000     2001     2002     2003
--------------------------------------------------------------------------------
-3.65%  30.82%  19.94%  24.21%  12.58%  42.18%  -16.22%  -24.76%  -23.09%  32.17%
--------------------------------------------------------------------------------

For period shown in bar chart:
Best quarter: Fourth Quarter, 1999, up 33.18%
Worst quarter: Fourth Quarter 2000, down 23.18%
The Fund's Class A shares total return year-to-date as of June 30, 2004 was
5.48%

+ The returns shown above for Class A for periods prior to September 15, 2003 reflect the results of the Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. During all periods shown, the Fund's total annual operating expenses have been limited under binding expense cap arrangements. Therefore, the restatement of the Fund's Institutional Class performance to reflect Class A expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.

   The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and ten-year periods (or since inception, if shorter) ending December 31, 2003. The Funds' total returns reflect, on a per class basis, the maximum sales charge that you may be required to pay when you buy or redeem a Fund's shares. See Question 5 under "Questions and Answers" above. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with an index. Unlike the Funds, an index is not an investment and is not professionally managed. Unlike the returns of the Funds, an index does not reflect ongoing management, distribution and operating expenses.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown only for Class A shares of the Star Growth Fund and Class A shares of Loomis Growth Fund. After-tax returns for other classes of the Funds will vary. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


Star Growth Fund+

                                                                       Since
                                                            Since    Classes B
                                                           Class A     and C
                                                   Past   Inception  Inception
                                           1 Year 5 Years (12/31/97) (10/29/99)
Class A - Return Before Taxes              30.37% -10.13%   -2.12%         --
-------------------------------------------------------------------------------
  Return After Taxes on Distributions      30.37% -11.04%   -2.94%         --
-------------------------------------------------------------------------------
  Return After Taxes on Distributions and
   Sale of Fund Shares                     19.74%  -8.60%   -2.07%         --
-------------------------------------------------------------------------------
Class B - Return Before Taxes              32.37%     --       --      -15.69%
-------------------------------------------------------------------------------
Class C - Return Before Taxes              35.12%     --       --      -15.46%
-------------------------------------------------------------------------------
Russell 3000 Index*                        31.06%   0.37%    3.99%      -1.95%
-------------------------------------------------------------------------------

+ The returns shown above reflect the results of the Kobrick Capital Fund, the Fund's accounting predecessor, whose assets (along with those of the Kobrick Emerging Growth Fund) were acquired by the Star Growth Fund on November 16, 2001. Until October 29, 1999, the Fund had only one class of shares, which was offered without a sales charge. Returns prior to that date have been adjusted to reflect sales loads of the Fund's multiple class structure.
* The Russell 3000 Index is a market value-weighted, unmanaged index of the 3,000 largest U.S. companies. The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from October 31, 1999 for Classes B and C shares.

Loomis Growth Fund+

                                                               1 Year 5 Years 10 Years
Class A - Return Before Taxes                                  24.49%  -3.00%   6.15%
--------------------------------------------------------------------------------------
  Return After Taxes on Distributions                          24.49%  -6.18%   1.95%
--------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares  15.92%  -4.05%   3.39%
--------------------------------------------------------------------------------------
Class B - Return Before Taxes                                  26.21%  -2.78%   6.06%
--------------------------------------------------------------------------------------
Class C - Return Before Taxes                                  28.83%  -2.77%   5.95%
--------------------------------------------------------------------------------------
S&P 500 Index**                                                28.68%  -0.57%  11.07%
--------------------------------------------------------------------------------------
Russell 1000 Growth Index***                                   29.75%  -5.11%   9.21%
--------------------------------------------------------------------------------------

+ The returns shown in the table for Class A shares for periods prior to September 15, 2003 reflect the results of the Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect the sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown in the table for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher sales loads and expenses of Class A shares. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the higher expenses and sales loads of the Fund's Class B and Class C shares, respectively. During all periods shown, the Fund's total annual operating expenses have been limited under binding expense cap arrangements. Therefore, the restatement of the Fund's performance to reflect Classes A, B and C expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.
** The S&P 500 Index is a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. The returns of the Index do not reflect the effect of taxes.
*** The Russell 1000 Growth Index replaces the S&P 500 Index as the Fund's comparative index because the Fund's adviser believes it is more representative of the types of stocks in which the Fund can invest.

  Federal Income Tax Consequences

   The Acquisition is intended to be a tax-free reorganization for U.S. federal income tax purposes. As a condition to the Acquisition, Ropes & Gray LLP will deliver to the Star Growth Fund and Loomis Growth Fund an opinion, which will be based upon certain factual representations and subject to certain qualifications, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below:

 . the Acquisition will constitute a "reorganization" within the meaning of
   Section 368(a) of the Code and the Star Growth Fund and Loomis Growth Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

 . under Section 361 of the Code, no gain or loss will be recognized by the Star Growth Fund upon the transfer of its assets to Loomis Growth Fund in exchange for Growth Fund shares and the assumption by Loomis Growth Fund of the Star Growth Fund's liabilities, or upon the distribution of Loomis Growth Fund shares by the Star Growth Fund to its shareholders in liquidation;

 . under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Star Growth Fund on the distribution of Loomis Growth Fund shares to them in exchange for their shares of the Star Growth Fund;

 . under Section 358 of the Code, the aggregate tax basis of Loomis Growth Fund shares received by the Star Growth Fund shareholders in connection with the Acquisition will be the same as the aggregate tax basis of the Star Growth Fund shares exchanged therefor;

 . under Section 1223(1) of the Code, the holding period for Loomis Growth Fund shares received will include the holding period for the Star Growth Fund shares exchanged for Loomis Growth Fund shares, provided that the shareholder held the Star Growth Fund shares as a capital asset;

 . under Section 1032 of the Code, no gain or loss will be recognized by Loomis
   Growth Fund upon receipt of the assets transferred to Loomis Growth Fund pursuant to the Agreement and Plan of Reorganization in exchange for shares of Loomis Growth Fund and the assumption by Loomis Growth Fund of the liabilities of the Star Growth Fund;

 . under Section 362(b) of the Code, Loomis Growth Fund's tax basis in the assets that Loomis Growth Fund receives from the Star Growth Fund will be the same as the Star Growth Fund's tax basis in such assets immediately prior to the transfer;

 . under Section 1223(2) of the Code, Loomis Growth Fund's holding period in such assets will include the Star Growth Fund's holding period in such assets; and

 . Loomis Growth Fund will succeed to and take into account the items of the Star Growth Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

   The opinion will be based on certain factual certifications made by officers of Trust I and Loomis Sayles Trust, and will also be based on customary assumptions. The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

   The tax-free nature of the Acquisition will preserve the Funds' capital losses, both realized and unrealized, subject to applicable limitations. The capital losses of at least one, and potentially both, of the Star Growth Fund and Loomis Growth Fund will become limited as a result of the Acquisition. As a result, a portion of the losses of such fund or funds will be deferred or lost and therefore unavailable to offset future gains of the combined fund. The application of the loss limitation rules consequently may require Loomis Growth Fund to make taxable distributions of gains to its shareholders earlier than would be (or have been) the case in the absence of the Acquisition. As is always the case with mutual funds, the timing of the use of these loss carryforwards depends on the timing and amount of future gains, which cannot be predicted, and the benefit of using these carryforwards will be realized by the persons who are shareholders at the time the losses are used.


   If the Acquisition had taken place on June 30, 2004, shareholders of the combined Fund would have had losses equivalent to approximately 19% of the combined Fund's net assets (assuming each Fund's recognition of its pre-merger gains) with which to offset future gains of the combined Fund. If the Acquisition were not to have taken place, shareholders of the Star Growth Fund and Loomis Growth Fund would have had available losses of 291% and 20%, respectively (again, assuming each Fund's recognition of its pre-merger gains). As a result of an Acquisition occurring on June 30, 2004, shareholders of Loomis Growth Fund would have lost the benefit of 5% of Loomis Growth Fund's losses (or 35% not assuming each Fund's recognition of its pre-merger gains), while shareholders of Star Growth Fund would have lost the benefit of 93% of Star Growth Fund's losses. As of June 30, 2004, Loomis Growth Fund had sufficient built-in gains such that if it recognized those gains, its remaining available losses would be less than the aggregate limit imposed by the tax loss limitation rules. As a result, the loss limitation would have little impact on shareholders of Loomis Growth Fund.

   While, as noted above, no tax liability for shareholders is expected to arise directly from the Acquisition, differences in the Funds' portfolio turnover rates, and net investment income and net realized capital gains may result in the acceleration of future taxable distributions to shareholders arising indirectly from the merger. Prior to the closing of the Acquisition, the Star Growth Fund will distribute to its shareholders all of its investment company taxable income, if any, and net realized capital gains, if any, that have not previously been distributed to shareholders. It is currently expected, however, that there will be no investment company taxable income from the Star Growth Fund and that there will be no net realized capital gains distributions from the Star Growth Fund. Such distributions will generally be taxable for U.S. federal income tax purposes to the shareholders of the Star Growth Fund.

   It is anticipated that a portion of the assets of the Star Growth Fund may be sold in connection with the Acquisition, either before or after the Acquisition.

Capital gain or loss will be recognized on a sale of assets in connection with the Acquisition equal to the difference between the amount realized on the sale of assets and the tax basis in the assets. Any net capital gains recognized prior to the Acquisition will, after reduction by any available capital loss carryforwards of the Star Growth Fund, be distributed to the Star Growth Fund's shareholders prior to the Acquisition. Any net capital gains recognized from such sales after the Acquisition will, after reduction by any available capital loss carryforwards of Loomis Growth Fund, be distributed to Loomis Growth Fund's shareholders after the Acquisition.


   This description of the federal income tax consequences of the Acquisition does not take into account each shareholder's particular facts and circumstances. Shareholders should consult their own tax advisors as to the specific individual consequences of the Acquisition, including the applicability and effect of state, local, foreign and other tax laws.

  Declarations of Trust


   The Star Growth Fund is governed by the Second Restatement of Amended Agreement and Declaration of Trust of CDC Nvest Funds Trust I (as amended, the "Trust I Declaration of Trust"). Loomis Growth Fund is governed by the Agreement and Declaration of Trust, as amended, of Loomis Sayles Funds II (the "Loomis Declaration of Trust" and, together with the Trust I Declaration of Trust, the "Declarations of Trust"). The Declarations of Trust are substantially similar to each other, and therefore the Funds are governed by substantially similar provisions relating to the powers and liabilities of shares of the Trusts, shareholder voting requirements generally, and indemnification of the officers and Trustees of the Trusts. In addition, the Trustees of Trust I are also the Trustees of the Loomis Sayles Trust. Additional information about the Declarations of Trust is provided below.


   Powers and Liabilities Relating to Shares. The Trust I Declaration of Trust permits the Trustees, without shareholder approval, to divide shares of Trust I into two or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and rights as the Trustees may determine. Currently, the Star Growth Fund's shares are divided into three classes: Class A, Class B and Class C.

   The Loomis Declaration of Trust permits the Trustees, without shareholder approval, to issue shares of the Loomis Sayles Trust in one or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and rights as the Trustees may determine. Currently, Loomis Growth Fund's shares are divided into four classes: Class A, Class B, Class C and Class Y.

   The Declarations of Trust limit personal liability of any shareholder to any sum of money or assessment the shareholder may at any time personally agree to pay. The Declarations of Trust disclaim shareholder liability for acts or obligations of the respective Trust and require that a notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking entered into or executed by such Trust or its Trustees. The Declarations of Trust provide that in case any shareholder or former shareholder shall be held to be personally liable solely by reason of his, her or it being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series of which such person is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the particular series of which he or she is or was a shareholder would be unable to meet its obligations.

   Shareholder Voting Requirements_-_Generally. The Declarations of Trust require a separate vote of the series or class if any issue on which shareholders are entitled to vote would adversely affect the rights of any series or class of shares and provide as a general matter that there will be a separate vote by each series unless otherwise required by law. The provisions regarding separate voting by series or class do not apply (i) if the Investment Company Act of 1940 Act requires all shares to be voted as a class or (ii) if the matter affects only the interests of some but not all of the series or classes, then only the affected series or classes will have the right to vote on the matter.


   The Declarations of Trust give shareholders the power to vote: (i) on the election of Trustees, (ii) on certain amendments to the Declarations of Trust,
(iii) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a claim should be brought derivatively or as a class action, (iv) with respect to the termination of a Trust or any series or class as provided in the Declaration of Trust, (v) to remove Trustees in certain cases, and (vi) on additional matters that may be required by the Declarations of Trust, by-laws, applicable law, or as the Trustees may consider necessary or desirable.



   In general, a majority of shares voted shall decide any question and a plurality shall elect a Trustee. There is no cumulative voting for the election of Trustees. A vote of two-thirds of the voting interests of a Trust is required to remove a Trustee. If an action adversely affects the rights of a series or class, the vote of a majority of the shares of such series or class which are entitled to vote shall be required to decide such question. Action may be taken by written consent of the shareholders and treated for all purposes as a vote taken at a meeting of the shareholders.

   The Declarations of Trust require a vote of 66 2/3% of the shares of each series entitled to vote or written notice by the Trustees to terminate the respective Trust. Any series or class of shares of the Trusts may be terminated at any time by vote of shareholders holding at least 66 2/3% of the shares of such series or class entitled to vote, or by the Trustees with written notice to the shareholders.

   The Declarations of Trust may be amended by a vote of a majority of shareholders entitled to vote and a majority of the Trustees, except that certain enumerated actions and minor changes, such as changing the name of the Trust, correcting or supplementing any defective provision and the like, may be taken without a shareholder vote.

   Shareholder Voting Requirements_-_Merger and Consolidation. The Trust I Declaration of Trust provides that the Trustees may cause Trust I to be merged into or consolidated with another entity, or the shares of the Trust to be exchanged, if such merger or consolidation or share exchange has been authorized by a vote of the majority of the outstanding voting shares of Trust I.

   The Loomis Declaration of Trust does not require shareholder approval in case of a merger or consolidation, unless the Trustees of the Loomis Sayles Trust decide to submit such merger or consolidation to a vote of shareholders or as otherwise required by law. Shareholders of Loomis Growth Fund are not being asked to approve the Acquisition.

   Trustees and Officers. The Trustees of the Trusts are the same. The Trusts share the same officers, except for Robert J. Blanding, who serves as Chief Executive Officer of Loomis Sayles Trust but is not an officer of Trust I.

   Governing Law. Both Declarations of Trust are governed by Massachusetts law.

  Dividends and Distributions

   The Funds generally distribute most or all of their net investment income and net capital gains at least annually. Each Fund expects to distribute dividends annually. Each Fund expects to distribute all of its net realized capital gains annually, after applying any available loss carryforwards.

  Capitalization


   The following table shows on an unaudited basis the capitalization of each of the Funds as of March 31, 2004, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Star Growth Fund by Loomis Growth Fund at net asset value as of that date:



                                                                   Loomis
                                                                 Growth Fund
                               Loomis       Star      Pro Forma   Pro Forma
                             Growth Fund Growth Fund Adjustments  Combined*
                             ----------- ----------- ----------- -----------
   Class A
   Net asset value           $13,959,631 $29,410,789         --  $43,370,420
   Shares outstanding          2,760,062   3,579,248  2,235,777    8,575,087
   Net asset value per share $      5.06 $      8.22         --  $      5.06

   Class B
   Net asset value           $13,529,854 $30,509,466         --  $44,039,320
   Shares outstanding          2,686,884   3,834,219  2,224,634    8,745,737
   Net asset value per share $      5.04 $      7.96         --  $      5.04

   Class C
   Net asset value           $ 2,602,854 $ 3,957,344         --  $ 6,560,198
   Shares outstanding            516,908     497,025    288,875    1,302,808
   Net asset value per share $      5.04 $      7.96         --  $      5.04

   Class Y
   Net asset value           $38,848,978 $        --         --  $38,848,978
   Shares outstanding          7,437,331          --         --    7,437,331
   Net asset value per share $      5.22 $        --         --  $      5.22



* Reflects the pro forma capitalization of the combined fund at March 31, 2004, as though the acquisition had occurred on April 1, 2003 and is for informational purposes only. No assurance can be given as to how many shares of Loomis Growth Fund will be received by the shareholders of the Star Growth Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of Loomis Growth Fund that actually will be received on or after such date.


THE TRUSTEES OF TRUST I UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

  Required Vote for the Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of a majority of the outstanding shares of the Star Growth Fund. Shareholders of Loomis Growth Fund are not being asked to approve the Acquisition.

   If the Proposal is not approved by shareholders of the Star Growth Fund, or if for any other reason the Acquisition is not consummated, the Trustees may take such further action as they deem to be in the best interests of the Star Growth Fund, which may include the liquidation of the Fund.

              INFORMATION REGARDING VOTING AND CONDUCT OF MEETING

Voting Information


   The Trustees of Trust I are soliciting proxies from the shareholders of the Star Growth Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on December 9, 2004 at the offices of CDC IXIS Advisers, 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. The Meeting notice, this Prospectus/Proxy Statement and proxy cards are being mailed to shareholders beginning on or about October 12, 2004.


Information About Proxies and the Conduct of the Meeting


   Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures (which may include electronic delivery), but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Star Growth Fund or by employees or agents of CDC IXIS Advisers and its affiliated companies. In addition, Alamo Direct has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately $12,395, which will be borne by CDC IXIS Advisers and/or its affiliates.


   Voting Process. You can vote in any one of the following four ways:

 . By Internet - Use the Internet to vote by visiting https://vote.proxy-direct.com

 . By telephone - Use a touch-tone telephone to call toll-free 866-241-6192, which is available 24 hours a day.

 . By mail - Complete and return the enclosed proxy card(s).

 . In person - Vote your shares in person at the Meeting.

   Shareholders who owned Star Growth Fund shares on the Record Date are entitled to vote at the Meeting. Shareholders of the Star Growth Fund are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date. If you choose to vote by mail, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

   Costs of Solicitation. None of the costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition, will be borne by the Star Growth Fund or Loomis Growth Fund. CDC IXIS Advisers and/or its affiliates shall bear all such costs, even in the event that the Acquisition is not approved by the shareholders of the Star Growth Fund or the Acquisition does not close for any other reason, except that expenses will be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expense would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code.

   Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in any one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of Trust I, (ii) by properly executing a later-dated proxy or
(iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the shares of the Star Growth Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Star Growth Fund at the Meeting. However, as noted above, the approval of the Proposal will require the vote of a majority of the Fund's outstanding voting shares. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

   With respect to Star Growth Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs) for which State Street Bank and Trust Company (the "IRA Custodian") serves as the custodian ("CDC Nvest IRAs"), the IRA Custodian will vote those shares for which it has received voting instructions from shareholders in accordance with such instructions. If no voting instructions are received by the IRA Custodian, the IRA Custodian will vote the shares (including abstentions) for a shareholder in the same proportion as other CDC Nvest IRA shareholders have voted. The Tellers will count shares represented by proxies representing Fund shares held in CDC Nvest IRAs as shares that are present and entitled to vote.

   If the Proposal is not approved by shareholders of the Star Growth Fund, or if for any other reason the Acquisition is not consummated, the Trustees of Trust I may take such further action, including the liquidation of the Star Growth Fund, as they deem to be in the best interests of the Fund.

   Adjournments; Other Business. If the Star Growth Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Star Growth Fund that are present in person or by proxy, whether or not a quorum is present, when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Star Growth Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of Trust I has previously received written contrary instructions from the shareholder entitled to vote the shares.

                               OTHER INFORMATION


   Portfolio Trades. In placing portfolio trades for Loomis Growth Funds, Loomis Sayles may use brokerage firms that market the Fund's shares or are affiliated with Loomis Sayles or its parent company. In placing trades, the adviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees. Additional information about the adviser's portfolio trading and brokerage practices is included in Appendix A to the Statement of Additional Information relating to the Acquisition.



   Interests of Certain Persons in the Acquisition. CDC IXIS Asset Management North America, L.P. ("CDC NA"), the parent of CDC IXIS Advisers and Loomis Sayles, is, in the long-term, expected to incur lower expenses as a result of the Acquisition, and therefore, along with CDC IXIS Advisers and Loomis Sayles, may be considered to have an interest in the transaction. Because Mr. Robert J. Blanding and Mr. John T. Hailer, Trustees of the Trusts, are officers of CDC NA or its affiliates, they may also be considered to have an interest in the transaction. Because Messrs. John E. Pelletier, Nicholas H. Palmerino, Daniel
J. Fuss and Frank J. LoPiccolo, and Mses. Coleen Downs Dinneen and Kristin Vigneaux, officers of the Trusts, are officers of CDC IXIS Advisers or Loomis Sayles, they may also be considered to have an interest in the transaction.


   Address of the Adviser, Underwriter and Administrator. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. The address of

CDC IXIS Asset Management Distributors, L.P. (the principal underwriter of the Funds) and CDC IXIS Asset Management Services, Inc. (a subsidiary of CDC NA and the Funds' transfer agent, dividend disbursement agent and administrator) is 399 Boylston Street, Boston, Massachusetts 02116.

   For information about Loomis Sayles, please see Appendix A. Information relating to the adviser and sub-advisers of the Star Growth Fund is incorporated by reference into this Prospectus/Proxy Statement from the Star Growth Fund's prospectus.


   Outstanding Shares and Significant Shareholders. Appendix C to this Prospectus/Proxy Statement lists the total number of shares outstanding as of September 30, 2004 for each class of the Star Growth Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of Trust I and their shareholdings in the Star Growth Fund and about the executive officers and Trustees of Loomis Sayles Trust and their shareholdings in Loomis Growth Fund.


   Other Financial and Performance Information. Financial highlights for Loomis Growth Fund are included in Appendix D to this Prospectus/Proxy Statement. Information and commentary about the recent performance of Loomis Growth Fund is included in Appendix E to this Prospectus/Proxy Statement. Other financial information for the Star Growth Fund, as well as information and commentary about the recent performance of the Star Growth Fund, are incorporated by reference from the Star Growth Fund's Prospectus and Statement of Additional Information and its Annual Report to Shareholders for the period ending December 31, 2003 and Semi-Annual Report for the period ending June 30, 2004. The Funds' Annual Reports (which also include the report of independent accountants of both the Star Growth Fund and Loomis Growth Fund) and semi-annual reports are available free of charge at the address and telephone number set forth on the cover page of this Prospectus/Proxy Statement.

   Shareholder Proposals at Future Meetings. Trust I and Loomis Sayles Trust do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds or the Trusts must be received by the relevant Fund or Trust in writing a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

   Contents of the Appendices.

 . Appendix A - Information relating to Loomis Growth Fund, including information with respect to its investment goal, principal investment strategies and risks, procedures for buying, selling and exchanging shares, the pricing of shares, dividends and distributions and certain tax matters.

 . Appendix B - Form of Agreement and Plan of Reorganization relating to the
   Acquisition.

 . Appendix C - Information regarding the share ownership of the Star Growth
   Fund and Loomis Growth Fund.

 . Appendix D - Financial highlights for Loomis Growth Fund.

 . Appendix E - Management's discussion of Fund performance as of March 31,
   2004 for Loomis Growth Fund.

   Other Information About the Funds. Additional information about the Star Growth Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Classes A, B and C Prospectus dated May 1, 2004, as supplemented on July 21, 2004 and August 20, 2004, and Statement of Additional Information Parts I and II, dated May 1, 2004, as supplemented on July 1, 2004 for Part I and as revised on July 14, 2004 for Part II, which are available free of charge by calling 800-225-5478.

                                                                     Appendix A

                           LOOMIS SAYLES GROWTH FUND

                    INVESTMENT GOALS, STRATEGIES AND RISKS

Investment Goal

   The Fund's investment goal is long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

   Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.

   In deciding which securities to buy and sell, Loomis Sayles generally seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.

   Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.

   The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.

   The Fund may also:

 . Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.

 . Engage in foreign currency hedging transactions.

 . Invest in Rule 144 securities.

 . For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

Principal Investment Risks

   Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.

   Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

                                MORE ABOUT RISK

   Loomis Growth Fund has principal investment strategies that come with inherent risks. The following is a list of risks to which Loomis Growth Fund may be subject because of its investment in various types of securities or engagement in various practices.

   Correlation Risk. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

   Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

   Emerging Markets Risk. The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

   Foreign Risk. The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging securities markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

   Information Risk. The risk that key information about a security is inaccurate or unavailable.

   Leverage Risk. The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

   Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

   Management Risk. The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

   Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

   Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

   Options, Futures, Swap Contracts and Other Derivatives Risks. These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

   Political Risk. The risk of losses directly attributable to government or political actions.

   Small Capitalization Companies Risk. These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

   Valuation Risk. The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold.

                       MANAGEMENT OF LOOMIS GROWTH FUND


   The CDC Nvest Funds family currently includes 23 mutual funds. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Loomis Growth Fund, which along with the CDC Nvest Equity Funds, CDC Nvest Income Funds, CDC Nvest Star Funds, CDC Nvest Tax Free Income Funds, CDC Nvest Cash Management Trust - Money Market Series (the "Money Market Fund"), CDC IXIS Moderate Diversified Portfolio, CDC IXIS International Equity Fund, Loomis Sayles Research Fund and Loomis Sayles Investment Grade Bond Fund constitute the "CDC Nvest Funds."


Adviser_-_Loomis Sayles

   Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to Loomis Growth Fund. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $53.7 billion in assets under management as of December 31, 2003. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes the investment decisions for Loomis Growth Fund.

   The advisory fees paid by Loomis Growth Fund during the fiscal year ended September 30, 2003, as a percentage of the Fund's average daily net assets, were 0.26% (after waiver or reimbursement).

Portfolio Managers

   Mark B. Barbibeau has served as co-manager of the Fund since 1999. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He received a M.A. from University of Maryland and a B.A. from University of Vermont. He holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

   Pamela N. Czekanski has served as co-manager of the Fund since 2000. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. She received a B.A. from Middlebury College. Ms. Czekanski holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

   Richard D. Skaggs has served as co-manager of the Fund since 2000. Mr. Skaggs, Vice President of Loomis Sayles, joined the firm in 1984. He received an M.S.M. and a B.S. from Oakland University. Mr. Skaggs holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

                            CHOOSING A SHARE CLASS

   Loomis Growth Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

   Loomis Growth Fund also offers Class Y shares to certain institutional investors.

Class A Shares

 . You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

 . You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

 . You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

 . Investors who were Retail Class shareholders of the Fund as of September 12, 2003 and who are not subject to applicable sales charges may exchange or purchase additional Class A shares of another CDC Nvest Fund without the imposition of a sales charge.

Class B Shares

 . You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

 . You pay higher annual expenses than Class A shares.

 . You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section "How Sales Charges Are Calculated."

 . Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

 . Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expenses of Class A shares in such instances. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

Class C Shares

 . You pay higher annual expenses than Class A shares.

 . You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

 . Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

 . Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.


Certificates



   Certificates will not be issued automatically for any class. Upon written request, you may receive certificates for Class A shares only.

                       HOW SALES CHARGES ARE CALCULATED

Class A Shares

   The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount.

                                       Class A Sales Charges
                                     As a % of       As a % of
               Your Investment     offering price your investment
               Less than $50,000        5.75%          6.10%
               $50,000 - $ 99,999       4.50%          4.71%
               $100,000 - $249,999      3.50%          3.63%
               $250,000 - $499,999      2.50%          2.56%
               $500,000 - $999,999      2.00%          2.04%
               $1,000,000 or more*      0.00%          0.00%

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

   The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3rd and 4th years, which have the same
CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. For purposes of calculating the CDSC of Loomis Growth Fund shares acquired in the Acquisition, such shares will be treated as having been purchased as of the date your corresponding Star Growth Fund shares were purchased. The CDSC equals the following percentages of the dollar amounts subject to the charge:

                   Class B Contingent Deferred Sales Charges
                 Years Since Purchase CDSC on Shares Being Sold
                          1st                   5.00%
                          2nd                   4.00%
                          3rd                   3.00%
                          4th                   3.00%
                          5th                   2.00%
                          6th                   1.00%
                        thereafter              0.00%

Class C Shares

   The offering price of Class C shares is their net asset value. Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

                   Class C Contingent Deferred Sales Charges
                 Years Since Purchase CDSC on Shares Being Sold
                         1st                    1.00%
                      thereafter                0.00%

How the CDSC Is Applied to Your Shares

   The CDSC is a sales charge you pay when your redeem certain Fund shares. The
CDSC:

 . is calculated based on the number of shares you are selling;

 . is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

 . is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

 . for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

   A CDSC will not be charged on:

 . increases in net asset value above the purchase price; or

 . shares you acquired by reinvesting your dividends or capital gains distributions.

   To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Fund

   If you exchange shares of the Fund into shares of CDC Nvest Cash Management Trust - Money Market Series, the holding period for purposes of determining the CDSC and conversion to Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

                   WAYS TO REDUCE OR ELIMINATE SALES CHARGES

Class A Shares

  Reducing Sales Charges


   There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:


 . Letter of Intent - allows you to purchase Class A shares of any CDC Nvest
   Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

 . Combining Accounts - allows you to combine shares of multiple CDC Nvest
   Funds and classes for purposes of calculating your sales charge.

   . Individual Accounts: You may elect to combine your purchase(s) and the current value of your account with the current value of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   . Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine purchases under certain retirement plans with the current value of accounts of other qualified participants in the same retirement plan.

      In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Please refer to the SAI for more detailed information on combining accounts.

      These privileges do not apply to the SIMPLE IRAs, or to the Money Market Fund unless shares are purchased through an exchange from another CDC Nvest Fund.

  Eliminating Sales Charges and CDSCs

   Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

 . Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

 . Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with CDC IXIS Distributors;

 . Fund Trustees and other individuals who are affiliated with any CDC Nvest
   Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

 . Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

 . Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

 . Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or the Money Market Fund.

Repurchasing Fund Shares

   You may apply proceeds from redeeming Class A shares of the Fund (without paying a front-end sales charge) to repurchase Class A of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser for how a redemption would affect you.

   If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, CDC IXIS Distributors will rebate the amount of the CDSC charged on the redemption.

Classes A, B or C Shares

  Eliminating The CDSC


   As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:


 . to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);

 . to make payments through a systematic withdrawal plan; or

 . due to shareholder death or disability.

Classes A, B and C Shares



   The following chart shows the investment minimums for various types of accounts:



                                                                        Minimum
                                            Minimum to Open an Account    for
                            Minimum to Open Using Investment Builder or Existing
      Type of Account         an Account         Payroll Deduction      Accounts
--------------------------------------------------------------------------------
Any account other than
those listed below              $2,500                 $ 25               $100
--------------------------------------------------------------------------------
Accounts registered under
the Uniform Gifts to Minors
Act ("UGMA") or the
Uniform Transfers to
Minors Act ("UTMA")             $2,500                 $ 25               $100
--------------------------------------------------------------------------------
Individual Retirement
Accounts ("IRAs")               $  500                 $ 25               $100
--------------------------------------------------------------------------------
Coverdell Education
Savings Accounts                $  500                 $ 25               $100
--------------------------------------------------------------------------------
Retirement plans with tax
benefits such as corporate
pension, profit sharing and
Keogh plans                     $  250                 $ 25               $100
--------------------------------------------------------------------------------
Payroll Deduction
Investment Programs for
SARSEP*, SEP, SIMPLE
IRA, 403(b)(7) and certain
other retirement plans          $   25                  N/A               $ 25
--------------------------------------------------------------------------------



* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

   If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information ("SAI") for details.

                     BUYING, SELLING AND EXCHANGING SHARES

Buying Shares


                          Opening an Account          Adding to an Account
  Through Your       .   Call your investment     .   Call your investment
  Investment Dealer     dealer for information.      dealer for information.
                        Dealers may charge a         Dealers may charge a
                        processing or a service      processing or a service
                        fee in connection with       fee in connection with
                        the purchase of fund         the purchase of fund
                        shares.                      shares.


  By Mail            .   Make out a check in      .   Make out a check in
                        U.S. dollars for the         U.S. dollars for the
                        investment amount,           investment amount,
                        payable to "CDC Nvest        payable to "CDC Nvest
                        Funds." Third party          Funds." Third party
                        checks and "starter"         checks and "starter"
                        checks will not be           checks will not be
                        accepted.                    accepted.

                     .   Mail the check with      .   Complete the
                        your completed               investment slip from an
                        application to CDC           account statement or a
                        Nvest Funds, P.O. Box        letter specifying the
                        219579, Kansas City,         Fund name, your class
                        MO 64121-9579.               of shares, your account
                                                     number and the
                                                     registered account
                                                     name(s).

  By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     .   Obtain a current         .   Call your investment
                        prospectus for the Fund      dealer or CDC Nvest
                        into which you are           Funds at 800-225-5478
                        exchanging by calling        or visit
                        your investment dealer       www.cdcnvestfunds.com
                        or CDC Nvest Funds at        to request an exchange.
                        800-225-5478.

                     .   Call your investment
                        dealer or CDC Nvest
                        Funds or visit
                        www.cdcnvestfunds.com
                        to request an exchange.

                            Opening an Account           Adding to an Account

By Wire                .   Opening an account by     .   Instruct your bank to
                          wire is not available.        transfer funds to State
                                                        Street Bank & Trust
                                                        Company, ABA#
                                                        011000028, DDA#
                                                        99011538.

                                                     .   Specify the Fund name,
                                                        your class of shares,
                                                        your account number
                                                        and the registered
                                                        account name(s). Your
                                                        bank may charge you
                                                        for such a transfer.

Through Automated      .   Although you cannot       .   Call CDC Nvest Funds
Clearing House ("ACH")    open an account through       at 800-225-5478 or visit
                          ACH, you may add this         www.cdcnvestfunds.com
                          feature by selecting it       to add shares to your
                          on your account               account through ACH.
                          application. Ask your
                          bank or credit union       .   If you have not signed
                          whether it is a member        up for the ACH system,
                          of the ACH system.            please call CDC Nvest
                                                        Funds or visit
                                                        www.cdcnvestfunds.com
                                                        for a Service Options
                                                        Form. A signature
                                                        guarantee may be
                                                        required to add this
                                                        privilege.

Automatic Investing    .   Indicate on your          .   Please call CDC Nvest
Through Investment        application that you          Funds at 800-225-5478
Builder                   would like to begin an        or visit
                          automatic investment          www.cdcnvestfunds.com
                          plan through Investment       for a Service Options
                          Builder and the amount        Form. A signature
                          of the monthly                guarantee may be
                          investment ($25               required to add this
                          minimum).                     privilege.

                       .   Include a check marked    .   See the section entitled
                          "Void" or a deposit slip      "Additional Investor
                          from your bank account.       Service."

                         Opening an Account           Adding to an Account

Automatic Investing .   Call CDC Nvest Funds      .   Call CDC Nvest Funds
Through Payroll        at 800-225-5478 or visit      at 800-225-5478 or visit
Deduction              www.cdcnvestfunds.com         www.cdcnvestfunds.com
                       for a Payroll Deduction       for a Payroll Deduction
                       Authorization Form.           Authorization Form.

                    .   Indicate on your          .   Indicate on your
                       application that you          application that you
                       would like to begin           would like to begin
                       Payroll Deduction and         Payroll Deduction and
                       include the Payroll           include the Payroll
                       Deduction                     Deduction
                       Authorization Form.           Authorization Form.




Selling Shares

                      To Sell Some or All of Your Shares

   Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your      .   Call your investment dealer for information. Dealers
 Investment Dealer    may charge a processing or a service fee in connection
                      with the redemption of fund shares.

 By Mail           .   Write a letter to request a redemption specifying the
                      name of your Fund, your class of shares, your account
                      number, the exact registered account name(s), the
                      number of shares or the dollar amount to be redeemed
                      and the method by which you wish to receive your
                      proceeds. Additional materials may be required. See
                      the section entitled "Selling Shares in Writing."

                   .   The request must be signed by all of the owners of the
                      shares and must include the capacity in which they are
                      signing, if appropriate.

          .   Mail your request by regular mail to CDC Nvest
             Funds, P.O. Box 8551, Boston, MA 02266-8551 or by registered, express or certified mail to CDC Nvest Funds, P.O. Box 215579, Kansas City, MO 64121-
             9579 or by registered, express or certified mail to CDC Nvest Funds, 390 West 9th Street, Kansas City, MO 64105-1514.

          .   Your proceeds (less any applicable CDSC) will be
             delivered by the method chosen in your letter.
             Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)


                   .   Obtain a current prospectus for the Fund into which
                      you are exchanging by calling your investment dealer
                      or CDC Nvest Funds at 800-225-5478.

                   .   Call CDC Nvest Funds or visit
                      www.cdcnvestfunds.com to request an exchange.

 By Wire           .   Complete the "Bank Information" section on your
                      account application.

                   .   Call CDC Nvest Funds at 800-225-5478, visit
                      www.cdcnvestfunds.com* or indicate in your
                      redemption request letter (see above) that you wish to
                      have your proceeds wired to your bank.

                   .   Proceeds (less any applicable CDSCs) will generally
                      be wired on the next business day. A wire fee
                      (currently $5.00) will be deducted from the proceeds.
                      Your bank may charge a fee to receive the wire.

 Through Automated .   Ask your bank or credit union whether it is a member
 Clearing House       of the ACH system.

                   .   Complete the "Bank Information" section on your
                      account application.

                   .   If you have not signed up for the ACH system on
                      your application, please call CDC Nvest Funds at
                      800-225-5478 or visit www.cdcnvestfunds.com for a
                      Service Options Form.

                    .   Call CDC Nvest Funds or visit
                       www.cdcnvestfunds.com to request an ACH
                       redemption.

                    .   Proceeds (less any applicable CDSCs) will generally
                       arrive at your bank within three business days.

    By Telephone    .   Call CDC Nvest Funds at 800-225-5478 to choose the
                       method you wish to use to redeem your shares. You
                       may receive your proceeds by mail, by wire or
                       through ACH (see above).

    By Systematic   .   Call CDC Nvest Funds at 800-225-5478 or your
    Withdrawal Plan    financial representative for more information.

                    .   Because withdrawal payments may have tax
                       consequences, you should consult your tax advisor
                       before establishing such a plan.

Selling Shares in Writing


   If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.


   A medallion signature guarantee protects you against fraudulent orders and is necessary if:

 . your address of record has been changed within the past 30 days;

 . you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

 . a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

 . the proceeds are sent by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

   A notary public cannot provide a medallion signature guarantee. The CDC Nvest Funds will only accept signature guarantees bearing the STAMP2000 Medallion imprint. A signature guarantee can be obtained from one of the following sources:


 . a financial representative or securities dealer;

 . a federal savings bank, cooperative, or other type of bank;

 . a savings and loan or other thrift institution; or credit union; or

 . a securities exchange or clearing agency.

   The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)          Requirements for Written Requests
----------------------------------------------------------------------------------
Qualified retirement benefit   . The request must include the signatures of
  plans (except CDC Nvest       all those authorized to sign, including title.
  Funds prototype documents)
                               . Medallion signature guarantee, if applicable
                                (see above).

                               . Additional documentation and distribution
                                forms may be required.
----------------------------------------------------------------------------------

Individual Retirement Accounts . Additional documentation and distribution forms may be required.
----------------------------------------------------------------------------------

Individual, join, sole         . The request must include the signatures of
  proprietorship, UGMA/         all persons authorized to sign, including title,
  UTMA (minor accounts)         if applicable.

                               . Medallion signature guarantee, if applicable
                                (see above).

                               . Additional documentation may be required.
----------------------------------------------------------------------------------

Corporate or association       . The request must include the signatures of
  accounts                      all persons authorized to sign, including title.

                               . Certified copy of corporate resolution or
                                similar documents.
----------------------------------------------------------------------------------

Seller (Account Type)          Requirements for Written Requests
---------------------------------------------------------------------------------
Owners or trustees of trust    .   The request must include the signatures of
  accounts                        all trustees authorized to sign, including
                                  title.

                               .   If the names of the trustees are not
                                  registered on the account, please provide a
                                  copy of the trust document certified within
                                  the past 60 days.

                               .   Medallion signature guarantee, if
                                  applicable (see above).

---------------------------------------------------------------------------------

Joint tenancy whose co-tenants .   The request must include the signatures of
  are deceased                    all surviving tenants of the account.

                               .   Certified copy of the death certificate.

                               .   Medallion signature guarantee if proceeds
                                  check is issued to other than the surviving
                                  tenants.
---------------------------------------------------------------------------------

Power of Attorney (POA)        .   The request must include the signatures of
                                  the attorney-in-fact, indicating such title.

                               .   A medallion signature guarantee.

                               .   Certified copy of the POA document
                                  stating that it is still in full force and
                                  effect, specifying that the grantor is alive,
                                  the exact Fund and account number, and
                                  medallion certified within 30 days of
                                  receipt of instructions.*
---------------------------------------------------------------------------------

Executors of estates,          .   The request must include the signatures of
  administrators, guardians,      all those authorized to sign, including
  conservators                    capacity.

                               .   A medallion signature guarantee.

                               .   Certified copy of court document where
                                  signer derives authority, i.e., Letters of
                                  Administration, Conservatorship and
                                  Letters Testamentary.*
---------------------------------------------------------------------------------

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Exchanging Shares

   In general, you may exchange shares of the Fund for shares of the same class of another CDC Nvest Fund, Money Market Fund or Loomis Sayles Fund that offers that class of shares without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange of Classes A, B and C shares must be for at least the minimum value of shares required to open an account; subsequent exchanges including those made as part of an Automatic Exchange Plan must be at least $100 (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund, Money Market Fund or Loomis Sayles Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund, Money Market Fund or Loomis Sayles Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund, Money Market Fund or Loomis Sayles Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

   The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

   Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing."

   Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may the Fund . For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

Purchase Restrictions

   The Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. The Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

Selling Restrictions

   The table below describes restrictions placed on selling Fund shares:


Restriction                Situation
----------------------------------------------------------------------------------
The Fund may suspend       . When the New York Stock Exchange (the
the right of redemption     "Exchange") is closed (other than a weekend/holiday)
or postpone payment for
more than 7 days:          . During an emergency

                           . Any other period permitted by the SEC
----------------------------------------------------------------------------------

The Fund reserves the      . With a notice of a dispute between registered owners
right to suspend account
services or refuse trans-  . With suspicion/evidence of a fraudulent act action requests:
----------------------------------------------------------------------------------

The Fund may pay the       . When it is detrimental for the Fund to make cash
redemption price in         payments as determined in the sole discretion of the
whole or in part by a dis-  adviser
tribution in-kind of read-
ily marketable securities
in lieu of cash or may
take up to 7 days to pay a
redemption request in
order to raise capital:
----------------------------------------------------------------------------------

The Fund may withhold      . When redemptions are made within 10 calendar days
redemption proceeds         of purchase by check or ACH of the shares being
until the check or funds    redeemed
have cleared:
----------------------------------------------------------------------------------


   If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Small Account Policy

   The Fund assesses a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

                          HOW FUND SHARES ARE PRICED

   "Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

                  Total market value of securities + Cash and other assets - Liabilities
Net Asset Value = ----------------------------------------------------------------------
                                       Number of outstanding shares

   The net asset value of Fund shares is determined according to this schedule:

 . A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, Fund shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in the Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, the Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

 . The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


 . Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.


 . A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.


* Under limited circumstances, the Distributor may enter into a contractual agreement pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

   Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."


   Generally, Fund securities are valued as follows:

   Equity securities - market price or as provided by a pricing service if market price is unavailable.

   Debt securities (other than short-term obligations) - based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

   Short-term obligations (remaining maturity of less than 60 days) - amortized cost (which approximates market value).

   Securities traded on foreign exchanges - market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

   Options - last sale price, or if not available, last offering price.

   Futures - unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

   All other securities - fair market value as determined by Fund's adviser pursuant to procedures approved by the Board of Trustees.

   The effect of fair value pricing as described above for "Securities traded on exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Fund's Board of Trustees believes is more likely to result in a price that reflects fair value. The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

                          DIVIDENDS AND DISTRIBUTIONS

   Loomis Growth Fund generally distributes most or all of its net investment income (other than long-term capital gains) annually in the form of dividends. The Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

   Distributions will automatically be reinvested in shares of the same class of the Fund at net asset value, unless you select one of the following alternatives:

 . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services" below. (Classes A, B and C shares only).

 . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of shares of another CDC Nvest Fund.

 . Receive all distributions in cash.

   For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

   If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

                               TAX CONSEQUENCES

   Loomis Growth Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares for such distributions to be eligible for treatment as qualified dividend income.

   For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the Statement of Additional Information, under "Income Dividends, Capital Gain Distributions and Taxes."

   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

   The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisors about consequences of their investments under foreign laws.

   Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. The Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

   The Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss for U.S. federal income tax purposes. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be generally taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

   You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

                      COMPENSATION TO SECURITIES DEALERS

   As part of its business strategy, the Fund pays securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Classes A, B and C shares of the Fund each pay an annual service fee of 0.25% of its average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. CDC IXIS Distributors retains the first year of such fees for Class B and Class C shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

   CDC IXIS Distributors may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by CDC IXIS Distributors relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

                         ADDITIONAL INVESTOR SERVICES

Retirement Plans

   CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

   This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Payroll Deduction Program

   Payroll Deduction enables you to invest after-tax dollars directly from your paycheck into CDC Nvest Funds (current tax year is assumed). Once you've invested an initial $25 to open an account in each of your desired funds, you may invest as little as $25 per fund per pay period. It is important that you first check to ensure that your employer can accommodate this service. To enroll in the Payroll Deduction Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

   This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or a Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date.

   Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or a Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

   CDC Nvest Funds have an automatic exchange plan under which shares of a class of a Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. See the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

   This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

   This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478 and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

   Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 may remain active and continue to add new employees.

                                                                     Appendix B

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   This Agreement and Plan of Reorganization (the "Agreement") is made as of
[    ], 2004, by and between CDC Nvest Star Growth Fund (the "Acquired Fund"), a series of CDC Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and Loomis Sayles Growth Fund (the "Acquiring Fund"), a series of Loomis Sayles Funds II, a Massachusetts business trust (the "Loomis Sayles Trust").

                            PLAN OF REORGANIZATION

   (a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund a number of full and fractional Class A, Class B and Class C shares of beneficial interest of the Acquiring Fund (the "Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date. It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended and in effect from time to time (the "Code").

   (b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute the Merger Shares in complete liquidation to its shareholders of record as of the Exchange Date, each shareholder being entitled to receive that proportion of each class (consisting in the case of each shareholder of Merger Shares of the same designated class as the shares of the Acquired Fund which that shareholder holds) which the number of shares of that class of the Acquired Fund held by such shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

   (c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Agreement and Declaration of Trust of the Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and includ-ing the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

                                   AGREEMENT

   The Loomis Sayles Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree as follows:

   1. Representations, Warranties and Agreements of the Acquiring Fund. The Loomis Sayles Trust, and not the individual Trustees and officers thereof, on behalf of the Acquiring Fund, represents and warrants to and agrees with the Acquired Fund that:

      a. The Acquiring Fund is a series of shares of the Loomis Sayles Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Loomis Sayles Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Loomis Sayles Trust. Each of the Loomis Sayles Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

      b. The Loomis Sayles Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

      c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a portfolio of investments (indicating their market values) of the Acquiring Fund as of and for the period ended September 30, 2003 and a statement of assets and liabilities, statement of operations, statement of changes in net assets and the portfolio of investments for the six months ended March 31, 2004 have been furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

      d. Since March 31, 2004 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (d), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

      e. The Loomis Sayles Trust is not in violation in any material respect of any provisions of its Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Loomis Sayles Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

      f. The prospectuses and statement of additional information of the Acquiring Fund, each dated February 1, 2004 and each as from time to time amended or supplemented (collectively, the "Acquiring Fund Prospectus"), previously furnished to the Acquired Fund, (i) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and (ii) did not as of such date and do not contain, with respect to the Loomis Sayles Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      g. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Loomis Sayles Trust or the Acquiring Fund, threatened against the Loomis Sayles Trust or the Acquiring Fund, which assert liability on the part of the Loomis Sayles Trust or the Acquiring Fund. Neither the Loomis Sayles Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

      h. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of March 31, 2004 and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2004 whether or not incurred in the ordinary course of business.

      i. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the officers of the Loomis Sayles Trust, are required to be filed by the Acquiring Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

      j. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

      k. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement or the Acquired Fund Proxy Statement (each as defined in Section 1(r) herein) or the Acquiring Fund Prospectus.

      l. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

      m. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Subchapter M of the Code.

      n. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

      o. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, Class B and Class C shares of beneficial interest in the Acquiring Fund and will be fully paid and, except as set forth in the Registration Statement, nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

      p. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Registration Statement, nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares, except that Class B shares of the Acquiring Fund are convertible into Class A shares of the Acquiring Fund in the manner and on the terms described in the Acquiring Fund Prospectus and the Registration Statement.

      q. The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus and the Registration Statement.

      r. The registration statement on Form N-14 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the Loomis Sayles Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in
Section 7 herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Loomis Sayles Trust, and the Acquired Fund Proxy Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subparagraph (r) shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

   2. Representations, Warranties and Agreements of the Acquired Fund. The Trust, and not the individual Trustees and officers thereof, on behalf of the Acquired Fund, represents and warrants to and agrees with the Acquiring Fund that:

      a. The Acquired Fund is a series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

      b. The Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

      c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended December 31, 2003 and a statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments for the six months ended June 30, 2004 have been furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

      d. Since June 30, 2004 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subsection (d) and of Section 9(a) of this Agreement, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

      e. The Trust is not in violation in any material respect of any provision of its Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

      f. The prospectuses and the statement of additional information of the Acquired Fund, each dated May 1, 2004 and each as from time to time amended or supplemented (collectively, the "Acquired Fund Prospectus"), previously furnished to the Acquiring Fund (i) conform in all material respects to the applicable requirements of the 1933 Act and (ii) did not contain as of such date and do not contain, with respect to the Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      g. The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus.

      h. At the Exchange Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to this Agreement and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the

Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed in writing to the Acquiring Fund.

      i. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund, which assert liability on the part of the Trust or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

      j. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in Acquired Fund Prospectus, the registration statement on Form N-1A of the Acquired Fund (the "Acquired Fund Registration Statement") or the Acquired Fund Proxy Statement.

      k. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown on the Acquired Fund's statement of assets and liabilities as of June 30, 2004 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2004 whether or not incurred in the ordinary course of business.

      l. As of the Exchange Date, the Acquired Fund will have filed all required federal and other tax returns and reports which, to the knowledge of the Trust's officers, are required to have been filed by the Acquired Fund by such date and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

      m. The Trust has and, at the Exchange Date, the Trust, on behalf of the Acquired Fund, will have, full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the

Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2004 referred to in
Section 2(c) hereof, as modified by such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

      n. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

      o. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

      p. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Subchapter M of the Code.

      q. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of
Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquired Fund Prospectus, as amended through the Exchange Date.

      r. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

      s. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the registration statement of the Trust, non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

      t. The Acquired Fund Proxy Statement, on the date of its filing (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Exchange Date, the Acquired Fund Proxy Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

      u. The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund (or to the Acquiring Fund as a result of the transactions contemplated by this Agreement) or under which (whether or not terminated) any material payments for periods subsequent to the Exchange Date will be due from the Acquired Fund (or from the Acquiring Fund as a result of the transactions contemplated by this Agreement).


      v. The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement was accurate and complete in all material respects when supplied and as of [Effective Date] shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto in all material respects.


   3. Reorganization.

      a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation (if any) to distribute to its shareholders all of its investment company taxable income and net capital gain as described in
Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation of the Acquired Fund of any Acquired Fund investments designated by the Acquiring Fund as being unsuitable for it to acquire pursuant to the investment restrictions of the Acquiring Fund set forth in the Acquiring Fund Prospectus and the Registration Statement), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute in complete liquidation all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund.

      b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

      c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such other time as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

   4. Exchange Date; Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal, in the case of each such class of Merger Shares, to the value of the assets of the Acquired Fund attributable to the same class of shares of the Acquired Fund on such date less the value of the liabilities attributable to the same class of shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

      a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the shares of the Acquired Fund, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

      b. The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

      c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

      d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

      e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, arising pursuant to this Agreement.

   5. Expenses, Fees, etc.

      a. Except as otherwise provided in this Section 5, CDC IXIS Asset Management Group, by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses ("Portfolio Expenses") that it may incur in connection with the purchases or sale of portfolio securities; and provided further that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

      b. In the event the transactions contemplated by this Agreement are not consummated, then CDC IXIS Asset Management Advisers, L.P. agrees that it shall bear all of the costs and expenses (other than Portfolio Expenses) incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

      c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

      d. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Subchapter M of the Code.

   6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of CDC IXIS Asset Management Services, Inc., 399 Boylston Street, Boston, MA 02116, as of the close of business on December 17, 2004, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

   7. Meeting of Shareholders; Dissolution.

      a. The Trust, on behalf of the Acquired Fund, shall call a meeting of the Acquired Fund's shareholders to take place after the effective date of the Registration Statement for the purpose of considering the approval of this Agreement.

      b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of the Trust in accordance with applicable law and that, after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

      c. The Acquiring Fund shall, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement information, which shall be satisfactory to the Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, file the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund shall cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

   8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

      a. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Trust, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since June 30, 2004, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid, and a certificate of both such officers representing and warranting that there are no known liabilities, contingent or otherwise, of the Acquired Fund required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles as of June 30, 2004 and in the Acquired Fund's statement of assets and liabilities as of the Valuation Time.

      b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Trust certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

      c. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from the independent accountants of the Trust, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund (i) would not qualify as a regulated investment company for federal, state, local or other income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended December 31, 2003, and for any taxable year or period beginning on January 1, 2004 and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

      d. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

      e. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Exchange Date, to the effect that
(i) the Trust is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the Trust; (ii) this Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Acquired Fund Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Loomis Sayles Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust enforceable against the Acquired Fund in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (iii) the Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Agreement and Declaration of Trust or By-Laws of the Trust, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any penalty under any agreement, judgment or decree to which the Trust or the Acquired Fund is party or by which either of them is bound, it being understood that with respect to investment restrictions contained in the Agreement and Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information of the Trust, such counsel may rely upon a certificate of an officer of the Trust;
(v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; (vi) the Trust is registered with the Commission as an investment company under the 1940 Act; and (vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquiring Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund, its Trustees and its officers.

      f. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof; (iii) under Section 362(b) of the Code, the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; (iv) under Section 1223(2) of the Code, the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund; and (v) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

      g. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Acquiring Fund Prospectus or the Registration Statement as in effect on the Exchange Date, may not properly acquire.

      h. That the Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

      i. That all actions taken by the Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

      j. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code,
(ii) all of the Acquired Fund's investment company taxable income as defined in
Section 852 of the Code, computed in each case without regard to any deduction for dividends paid, and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ended on December 31, 2003 and for any taxable year or period beginning on January 1, 2004 and ending on or prior to the Exchange Date.

      k. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

      l. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

      m. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

      n. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

      o. That the Acquiring Fund shall have received from the independent accountants of the Trust a letter addressed to the Acquiring Fund, dated as of the Exchange Date, satisfactory in form and substance to the Acquiring Fund with respect to the performance of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time.

      p. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

      q. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP with respect to the matters specified in Section 9(f) of this Agreement, and such other matters as the Acquiring Fund may reasonably deem necessary or desirable.

      r. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Loomis Sayles Trust or the Acquiring Fund, threatened by the Commission.

   9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

      a. That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund's behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Loomis Sayles Trust, and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since March 31, 2004, other than changes occurring in the ordinary course of business.

      b. That the Loomis Sayles Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will, in connection with the transactions contemplated by this Agreement, assume all of the liabilities of the Acquired Fund existing as of the Valuation Time, other than liabilities arising pursuant to this Agreement.

      c. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Loomis Sayles Trust certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

      d. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

      e. That the Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, dated the Exchange Date, to the effect that
(i) the Loomis Sayles Trust is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the Loomis Sayles Trust; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Loomis Sayles Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Loomis Sayles Trust on behalf of the Acquiring Fund and, assuming that the Acquiring Fund Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Loomis Sayles Trust enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Agreement and Declaration of Trust or By-Laws of the Loomis Sayles Trust, or any provision of any agreement known to such counsel to which the Loomis Sayles Trust or the

Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Loomis Sayles Trust or the Acquiring Fund is party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in the Agreement and Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information of the Loomis Sayles Trust, such counsel may rely upon a certificate of an officer of the Loomis Sayles Trust; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Loomis Sayles Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; (vi) the Loomis Sayles Trust is registered with the Commission as an investment company under the 1940 Act; and (vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Loomis Sayles Trust or the Acquiring Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquired Fund, its Trustees and its officers.

      f. That the Acquired Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under
Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund (x) upon the transfer of its assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof or (y) upon the distribution of the Merger Shares to the shareholders of the Acquired Fund as contemplated in Section 3 hereof; (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares surrendered in exchange therefor; and (v) under Section 1223(1) of the

Code, an Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

      g. That all actions taken by the Loomis Sayles Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

      h. That the Loomis Sayles Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

      i. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

      j. That the Registration Statement on Form N-1A of the Loomis Sayles Trust, with respect to the Acquiring Fund, shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Loomis Sayles Trust or the Acquiring Fund, threatened by the Commission.

   10. Indemnification.

      a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund but no other assets, the Loomis Sayles Trust and the Trustees and officers of the Loomis Sayles Trust (for purposes of this Section 10(a), the "Loomis Sayles Trust Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Loomis Sayles Trust Indemnified Parties in connection with, arising out of or resulting from any claim, action, suit or proceeding in which any one or more of the Loomis Sayles Trust Indemnified Parties may be involved or with which any one or more of the Loomis Sayles Trust Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the Acquired Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Loomis Sayles Trust Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust or the Acquired Fund. The Loomis Sayles Trust Indemnified Parties will notify the Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Loomis Sayles Trust Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Loomis Sayles Trust Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Loomis Sayles Trust Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Loomis Sayles Trust Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under this
Section 10(a) to indemnify and hold harmless the Loomis Sayles Trust Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Loomis Sayles Trust Indemnified Parties' first paying the same.

      b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Trust and the Trustees and officers of the Trust (for purposes of this Section 10(b), the "Trust Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Trust Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Trust Indemnified Parties may be involved or with which any one or more of the Trust Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the Acquiring Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Loomis Sayles Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Loomis Sayles Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Trust Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Loomis Sayles Trust or the Acquiring Fund. The Trust Indemnified Parties will notify the Loomis Sayles Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Trust Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Trust Indemnified Party as to any matters covered by this
Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Trust Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Trust Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this
Section 10(b) to indemnify and hold harmless the Trust Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Trust Indemnified Parties' first paying the same.

   11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Trust or the Loomis Sayles Trust, respectively, who, by reason of such dealings, is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.


   12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its Trustees or an officer authorized by such Trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2005, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.


   13. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

   14. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

     "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO [ACQUIRING FUND] OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

   15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

   16. Declaration of Trust.

      a. A copy of the Agreement and Declaration of Trust of the Loomis Sayles Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Loomis Sayles Trust on behalf of the Acquiring Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Loomis Sayles Trust individually but are binding only upon the assets and property of the Acquiring Fund.

      b. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust on behalf of the Acquired Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Acquired Fund.

                                  *  *  *  *

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument as of the day and year first above written.

                                           CDC NVEST FUNDS TRUST I,on behalf of
                                           its CDC Nvest Star Growth Fund
                                           By:
                                                  -----------------------------
                                           Name:
                                           Title:

                                           LOOMIS SAYLES FUNDS II,on behalf of
                                           its Loomis Sayles Growth Fund
                                           By:
                                                  -----------------------------
                                           Name:
                                           Title:

Agreed and accepted as to
Section 5 only:

CDC IXIS ASSET MANAGEMENT ADVISERS, L.P.............
By:
       CDC IXIS Asset Management Distribution Corp.,
       its general partner
By:    ------------------------------------
Name:
Title:

                                                                     Appendix C


                 SHARES OUTSTANDING AND OWNERSHIP INFORMATION



Shares Outstanding of the Star Growth Fund (unaudited)



   As of September 30, 2004, the number of shares outstanding of each class of shares of the Star Growth Fund entitled to vote at the Meeting:



                                              Number of
                                    Class Shares Outstanding
                                    ----- ------------------
                   Star Growth Fund   A       3,357,035
                                      B       3,493,095
                                      C         469,864



Ownership of Shares (unaudited)



   As of September 30, 2004, (i) the Trustees and officers of Trust I, as a group, owned less than one percent of each class of shares of the Star Growth Fund, and (ii) the Trustees and officers of Loomis Sayles Trust, as a group, owned less than one percent of each class of shares of Loomis Growth Fund, except that Robert J. Blanding, Chief Executive Officer of the Loomis Sayles Trust, owned 1.48% of Loomis Sayles Growth Fund Class Y shares. As of September 30, 2004, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of the noted Fund.



                                                                           Percentage
                                                                  Number   of Shares
                                                                 of Shares  of Class
Fund and Class          Name and Address of Record Owner**         Owned     Owned
--------------     --------------------------------------------- --------- ----------
Star Growth Fund
Class B            Pershing LLC*
                   P.O. Box 2052
                   Jersey City NJ 07303-2052                      993,904    28.45%

Class C            MLPF&S for the Sole Benefit of its Customers*
                   Attn Fund Administration
                   4800 Deer Lake Dr East--2/nd/ FL
                   Jacksonville FL 32246-6484                     120,185    25.58%

Loomis Growth Fund
Class B            Pershing LLC*
                   P.O. Box 2052
                   Jersey City NJ 07303-2052                      671,348    26.48%

                                                                      Percentage
                                                           Number     of Shares
                                                          of Shares    of Class
Fund and Class     Name and Address of Record Owner         Owned       Owned
-------------- ---------------------------------------- ------------- ----------
   Class C     Merrill Lynch Pierce Fenner & Smith Inc*
               Merrill Lynch Financial Data Svcs
               Attn: Service Team
               4800 Deer Lake Dr East 3/rd/ FLR
               Jacksonville FL 32246-6486               1,090,088.008   78.93%

   Class Y     Charles Schwab & Co*
               Attn: Mutual Fund Dept. San Francisco CA
               94104-4122                               3,662,227.119   46.96%**


* Such ownership may be beneficially held by individuals or entities other than the owner listed.

** Entity owned more than 25% or more of the outstanding shares of the noted
   Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or other entities other than the owner listed.



Ownership of Shares Upon Consummation of Acquisition (unaudited)



   As of September 30, 2004, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of the noted Fund upon the consummation of the Acquisition.



                                                             Percentage of Shares
                                                                  Owned Upon
                              Name and Address of              Consummation of
  Fund and Class                 Record Owner                    Acquisition*
  --------------              -------------------            --------------------
Loomis Growth Fund
Class B            Pershing LLC**
                   P.O. Box 2052
                   Jersey City NJ 07303-2052                        27.82%

Class C            Merrill Lynch Pierce Fenner & Smith Inc**
                   Merrill Lynch Financial Data Svcs
                   Attn: Service Team
                   4800 Deer Lake Dr East 3/rd/ Flr
                   Jacksonville FL 32246-6486                       60.51%

Class Y            Charles Schwab & Co**
                   Attn: Mutual Fund Dept.
                   San Francisco CA 94104-4122                      46.96%



* The column captioned "Percentage of Shares Owned Upon Consummation of Acquisition" assumes the Acquisition was consummated on September 30, 2004 and is for informational purposes only. No assurances can be given as to how many shares of Loomis Growth Fund will be received by the shareholders of the Star Growth Fund on the actual date on which the Acquisition will take place and the foregoing should not be relied upon to reflect the number of shares of Loomis Growth Fund that actually will be received on or after such date.

** Such ownership may be beneficially held by individuals or entities other than the owner listed.

                                                                     Appendix D

                             FINANCIAL HIGHLIGHTS

   The financial highlights tables are intended to help you understand the financial performance of Loomis Growth Fund for the past five years. Retail Class shares of the Fund were converted into Class A shares of the Fund, on September 12, 2003. Accordingly, information shown for Class A shares for all periods shown reflect the results of Retail Class shares of the Fund. Class B and Class C shares were not outstanding prior to September 12, 2003. The total returns in each table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (except for information for the semi-annual period ended March 31, 2004) has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available free of charge upon request as described at the beginning of this Prospectus/Proxy Statement.

   For a share outstanding through each period.

                                                                Class A
                           Six Months Ended
                              March 31,                 Year Ended September 30,
                                2004*          2003       2002       2001     2000    1999
Net asset value, beginning
 of period................     $  4.41      $ 3.65     $ 4.21     $14.80     $11.06  $11.59
                               -------      ------     ------     ------     ------  ------
Income (Loss) from
 Investment Operations
Net investment income
 (loss)...................       (0.02)(d)   (0.02)(d)  (0.03)(d)  (0.04)(d)  (0.07)  (0.06)
Net realized and
 unrealized gain (loss)
 on investments...........        0.67        0.78      (0.44)     (7.31)      4.83    2.98
                               -------      ------     ------     ------     ------  ------
Total from investment
 operations...............        0.65        0.76      (0.47)     (7.35)      4.76    2.92
                               -------      ------     ------     ------     ------  ------
Less Distributions
Dividends from net
 investment income........        0.00        0.00       0.00       0.00       0.00    0.00
                               -------      ------     ------     ------     ------  ------
Distributions from net
 realized capital
 gains....................        0.00        0.00       0.00      (3.33)     (1.02)  (3.45)
                               -------      ------     ------     ------     ------  ------
Total Distributions.......        0.00        0.00       0.00      (3.33)     (1.02)  (3.45)
                               -------      ------     ------     ------     ------  ------
Net asset value, end of
 period...................     $  5.06      $ 4.41     $ 3.65     $ 4.12     $14.80  $11.06
                               -------      ------     ------     ------     ------  ------
Total Return (a)..........        14.7%(g)    20.8%(h)  (11.4)%    (50.9)%     45.3%   30.6%
Net assets, end of period
 (000)....................     $13,960      $  947     $  456     $  518     $1,028  $  649
Ratios to average net
 assets:..................
Net expenses (b)(c).......        1.10%       1.10%      1.10%      1.10%      1.10%   1.10%
Gross expenses (c)........        1.65        3.11       5.20       4.11       3.29    4.43
Net investment income
 (loss) (c)...............       (0.61)      (0.45)     (0.65)     (0.42)     (0.61)  (0.65)
Portfolio Turnover
 Rate.....................          93         201        192        281        203     164

                                                                    Class B
                                                          Six Months      Period
                                                            Ended          Ended
                                                          March 31,    September 30,
                                                            2004*         2003**
Net asset value, beginning of period.....................  $  4.41        $ 4.54
                                                           -------        ------
Income (Loss) from Investment Operations
Net investment income (loss).............................    (0.03)(d)      0.00(d)(e)
Net realized and unrealized gain (loss) on investments...     0.66         (0.13)
                                                           -------        ------
Total from investment operations.........................     0.63         (0.13)
                                                           -------        ------
Less Distributions
Dividends from net investment income.....................     0.00          0.00
                                                           -------        ------
Distributions from net realized capital gains............     0.00          0.00
                                                           -------        ------
Total Distributions......................................     0.00          0.00
                                                           -------        ------
Net asset value, end of period...........................  $  5.04        $ 4.41
                                                           -------        ------
Total Return (a).........................................     14.3%(g)      (2.9)(h)
Net assets, end of period (000)..........................  $13,530        $    2
Ratios to average net assets:
Net expenses (b)(c)......................................     1.85%         1.85%
Gross expenses (c).......................................     2.40          7.92
Net investment income (loss)(c)..........................    (1.36)        (1.29)
Portfolio Turnover Rate..................................       93           201

                                                                    Class C
                                                          Six Months      Period
                                                            Ended          Ended
                                                          March 31,    September 30,
                                                            2004*          2003*
Net asset value, beginning of period.....................  $  4.41        $ 4.54
                                                           -------        ------
Income (Loss) from Investment Operations
  Net investment income (loss)...........................    (0.03)(d)      0.00(d)(e)
  Net realized and unrealized gain (loss) on investments.     0.66         (0.13)
                                                           -------        ------
Total from investment operations.........................     0.63         (0.13)
                                                           -------        ------
Less Distributions
Dividends from net investment income.....................     0.00          0.00
                                                           -------        ------
Distributions from net realized capital gains............     0.00          0.00
                                                           -------        ------
Total Distributions......................................     0.00          0.00
                                                           -------        ------
Net asset value, end of period...........................  $  5.04        $ 4.41
                                                           -------        ------
Total Return (a).........................................     14.3%(g)      (2.9)(h)
Net assets, end of period (000)..........................  $ 2,603        $    2
Ratios to average net assets:
  Net expenses (b)(c)....................................     1.85%         1.85%
  Gross expenses (c).....................................     2.40          7.92
  Net investment income (loss)(c)........................    (1.36)        (1.29)
Portfolio Turnover Rate..................................       93           201

*  Unaudited.
** From commencement of fund operations on September 12, 2003 through September
   30, 2003.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.

(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Annualized for periods less than one year.
(d) Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e) Amount is less than $0.01 per share.
(g) A sales charge for Class A shares and contingent deferred sales charge for Class B and Class C are not reflected in total return calculations.
(h) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C are not reflected in total return calculations.

                                                                     Appendix E

       MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF MARCH 31, 2004



Loomis Sayles Growth Fund

   Loomis Sayles Growth Fund delivered a 14.74% total return based on net asset value of Class A shares for the six months ended March 31, 2004. During the same period, the benchmark Russell 1000 Growth Index returned 11.28%. The economy continued to grow during the period, encouraging investor confidence in stocks, although most of the positive performance in the equity market occurred during the fourth quarter of 2003, as returns were not as strong in the first quarter of 2004.

Fund focused on cyclical growth opportunities

   We maintained a consistent strategy during the six-month period, focusing on the stocks of those larger companies with the best opportunities to capitalize on the global economic recovery. We continue to focus the portfolio on economically sensitive corporations, which results in large weightings in the financial services, consumer discretionary and technology sectors. Building on this foundation, we emphasized healthcare companies that have consistently delivered double-digit and top- and bottom-line growth over the past few years. We modestly reduced the fund's technology holdings by cutting back our positions in the semiconductor and software industries, while adding to holdings in communications and wireless equipment. We also redirected some assets into the producer durables sector, including homebuilding, industrial and semiconductor capital equipment companies.

Healthcare, finance and tech led results

   Healthcare, financial services and selected technology companies made the greatest contribution to performance. Within healthcare, notable contributors included Zimmer Holdings, a producer of orthopedic implants, and Caremark, a pharmacy benefit management company enjoying healthy business gains. Countrywide Financial led performance in the financial services sector, as it took advantage of the low interest-rate environment that fueled demand for new home mortgages and refinancings. Wireless equipment company Qualcomm was a top performer, reflecting strong sales of its CDMA technology, which is used in many wireless devices. In the consumer discretionary sector, specialty textile maker Coach reported another strong quarter, as the company continues to profit from a strong product line-up, expansion into new categories and robust growth in Japan.

Producer durable sector was a negative

   The producer durables sector was negative and the weakest performer within that group was Applied Materials, a semiconductor equipment company. Although Applied Materials rose during the period, we purchased it at what proved to be the wrong time. Other stocks that hurt performance included pharmaceutical company Wyeth and Internet retailer Amazon.com. Wyeth was hurt by the continuing controversy over its diet drug fen-phen/Redux, while Amazon.com's stock declined after it announced disappointing earnings in January. We sold both Wyeth and Amazon.com.

Expectations for continued growth

   The portfolio continues to focus on companies across several sectors that we believe provide the best opportunities to capitalize on either uniquely dynamic growth opportunities or those companies that can profit from the global economic expansion. We began the year optimistic about corporate earnings, and signs point to continuing strength this year. We also believe corporate profit growth should remain in double-digit territory for the broader market in 2004. The portfolio continues to feature economically sensitive companies, including technology, financial services and the consumer discretionary sector. We balance this with a sizeable weight in healthcare companies whose earnings tend to be less dependent on the strength of the economy. This strategy has worked well for us during the market's revival and we expect the same as we look ahead.




Portfolio Profile



   Objective Long-term capital growth of capital



   Strategy Invests primarily in equity securities; the Fund focuses on stocks of large capitalization companies, but may invest in companies of any size


                  Fund Inception 5/16/91         Symbols:

                  Managers:                      Class A LGRRX
                                                 Class B LGRBX
                  Mark Baribeau                  Class C LGRCX
                  Pamela Czekanski               Class Y LSGRX
                  Richard Skaggs
                  Loomis, Sayles & Company, L.P.

What You Should Know:



   Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. This fund may invest in foreign securities, which involves risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards.





Investment Results through March 31, 2004


   Performance in Perspective

   The charts comparing the Fund's performance to an index provide you with a general sense of how it performed. The Fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

              Growth of a $10,000 Investment in Class A Shares/1/

                                    [CHART]

                         March 31, 1994 through March 31, 2004

                                        Class A         Lipper          Russell
                                       @ Maximum       Large Cap         1000             S & P
    Month            Net Asset           Sales        Growth Funds      Growth             500
     End             Value/2/          Charge/3/        Index            Index            Index
-------------      ------------       -----------    --------------    ---------        ---------
  3/31/1994           10,000             9,425          10,000          10,000            10,000
  4/30/1994           10,088             9,508          10,049          10,046            10,128
  5/31/1994           10,112             9,530          10,109          10,198            10,294
  6/30/1994            9,616             9,063           9,732           9,896            10,042
  7/31/1994            9,944             9,372          10,011          10,234            10,372
  8/31/1994           10,280             9,689          10,525          10,804            10,797
  9/30/1994           10,024             9,448          10,274          10,658            10,533
 10/31/1994           10,416             9,817          10,537          10,908            10,770
 11/30/1994            9,936             9,365          10,148          10,559            10,378
 12/31/1994           10,028             9,451          10,227          10,736            10,531
  1/31/1995           10,148             9,565          10,307          10,965            10,805
  2/28/1995           10,421             9,822          10,662          11,425            11,226
  3/31/1995           10,702            10,086          10,965          11,758            11,557
  4/30/1995           10,838            10,215          11,264          12,015            11,897
  5/31/1995           11,183            10,540          11,636          12,433            12,373
  6/30/1995           11,913            11,228          12,231          12,913            12,660
  7/31/1995           12,475            11,757          12,896          13,450            13,080
  8/31/1995           12,764            12,030          12,967          13,465            13,113
  9/30/1995           13,084            12,332          13,449          14,085            13,666
 10/31/1995           12,972            12,226          13,373          14,095            13,617
 11/30/1995           13,269            12,506          13,793          14,643            14,215
 12/31/1995           13,119            12,365          13,799          14,727            14,489
  1/31/1996           13,110            12,357          14,205          15,219            14,982
  2/29/1996           13,532            12,754          14,524          15,498            15,121
  3/31/1996           13,549            12,770          14,531          15,518            15,267
  4/30/1996           14,331            13,507          14,877          15,926            15,492
  5/31/1996           14,701            13,856          15,316          16,482            15,891
  6/30/1996           14,727            13,880          15,178          16,505            15,952
  7/31/1996           13,394            12,624          14,365          15,538            15,247
  8/31/1996           13,961            13,159          14,796          15,939            15,569
  9/30/1996           14,915            14,057          15,826          17,099            16,445
 10/31/1996           15,523            14,631          16,023          17,202            16,898
 11/30/1996           16,176            15,246          17,060          18,494            18,176
 12/31/1996           15,735            14,830          16,636          18,132            17,816
  1/31/1997           17,117            16,133          17,690          19,404            18,929
  2/28/1997           16,180            15,250          17,436          19,272            19,077
  3/31/1997           15,220            14,345          16,543          18,229            18,293
  4/30/1997           15,080            14,212          17,451          19,440            19,385
  5/31/1997           16,566            15,614          18,635          20,843            20,565
  6/30/1997           17,093            16,110          19,415          21,677            21,487
  7/31/1997           18,826            17,743          21,271          23,594            23,196
  8/31/1997           18,390            17,332          20,111          22,213            21,897
  9/30/1997           20,025            18,874          21,222          23,306            23,096
 10/31/1997           19,807            18,668          20,485          22,445            22,325
 11/30/1997           19,213            18,109          20,940          23,398            23,358
 12/31/1997           19,544            18,420          21,226          23,660            23,759
  1/31/1998           18,737            17,659          21,602          24,368            24,022
  2/28/1998           20,056            18,903          23,251          26,201            25,755
  3/31/1998           20,755            19,561          24,333          27,245            27,074
  4/30/1998           21,345            20,117          24,741          27,622            27,346
  5/31/1998           20,522            19,342          24,188          26,838            26,876
  6/30/1998           21,438            20,205          25,572          28,482            27,968
  7/31/1998           20,274            19,108          25,560          28,294            27,670
  8/31/1998           16,206            15,275          21,386          24,047            23,670
  9/30/1998           17,992            16,957          22,941          25,895            25,186
 10/31/1998           19,218            18,113          24,421          27,976            27,234
 11/30/1998           19,342            18,230          26,098          30,104            28,885
 12/31/1998           22,003            20,737          28,968          32,818            30,550
  1/31/1999           22,682            21,378          30,848          34,745            31,827
  2/28/1999           21,748            20,497          29,582          33,158            30,838
  3/31/1999           23,680            22,319          31,263          34,904            32,072
  4/30/1999           23,999            22,619          31,370          34,949            33,314
  5/31/1999           23,341            21,998          30,331          33,875            32,527
  6/30/1999           24,976            23,540          32,439          36,248            34,332
  7/31/1999           23,871            22,499          31,421          35,096            33,260
  8/31/1999           24,063            22,679          31,428          35,669            33,096
  9/30/1999           23,489            22,139          31,109          34,920            32,188
 10/31/1999           25,294            23,840          33,494          37,557            34,225
 11/30/1999           27,018            25,465          35,150          39,583            34,921
 12/31/1999           31,283            29,485          39,053          43,700            36,978
  1/31/2000           30,061            28,333          37,486          41,651            35,120
  2/29/2000           33,796            31,853          39,457          43,687            34,455
  3/31/2000           34,695            32,700          42,226          46,814            37,826
  4/30/2000           31,929            30,093          38,959          44,586            36,688
  5/31/2000           29,808            28,094          36,716          42,341            35,935
  6/30/2000           32,782            30,897          39,144          45,550            36,821
  7/31/2000           32,482            30,614          38,351          43,651            36,245
  8/31/2000           35,986            33,917          41,668          47,604            38,497
  9/30/2000           34,119            32,157          38,491          43,101            36,464
 10/31/2000           31,560            29,745          36,455          41,061            36,310
 11/30/2000           26,184            24,678          31,564          35,009            33,447
 12/31/2000           26,208            24,701          31,368          33,901            33,611
  1/31/2001           25,476            24,011          32,281          36,243            34,804
  2/28/2001           22,423            21,133          27,283          30,090            31,630
  3/31/2001           20,468            19,292          24,449          26,816            29,626
  4/30/2001           22,007            20,742          27,074          30,207            31,929
  5/31/2001           21,275            20,051          26,868          29,762            32,143
  6/30/2001           21,006            19,798          26,093          29,073            31,360
  7/31/2001           20,078            18,923          25,158          28,347            31,052
  8/31/2001           18,539            17,473          23,246          26,029            29,108
  9/30/2001           16,751            15,788          20,908          23,430            26,757
 10/31/2001           17,686            16,669          21,776          24,659            27,267
 11/30/2001           19,231            18,126          23,771          27,028            29,359
 12/31/2001           19,719            18,585          23,881          26,977            29,616
  1/31/2002           19,679            18,547          23,341          26,501            29,184
  2/28/2002           18,621            17,551          22,375          25,401            28,621
  3/31/2002           19,435            18,317          23,276          26,279            29,698
  4/30/2002           18,825            17,742          21,726          24,135            27,897
  5/31/2002           18,703            17,627          21,330          23,551            27,692
  6/30/2002           17,402            16,401          19,593          21,372            25,719
  7/31/2002           15,938            15,022          18,118          20,197            23,715
  8/31/2002           15,938            15,022          18,218          20,258            23,870
  9/30/2002           14,840            13,987          16,453          18,156            21,276
 10/31/2002           15,938            15,022          17,720          19,822            23,148
 11/30/2002           16,345            15,405          18,453          20,898            24,511
 12/31/2002           15,166            14,294          17,168          19,455            23,071
  1/31/2003           15,044            14,179          16,772          18,983            22,466
  2/28/2003           14,962            14,102          16,591          18,896            22,129
  3/31/2003           15,288            14,408          16,902          19,247            22,344
  4/30/2003           16,263            15,328          18,140          20,670            24,185
  5/31/2003           17,198            16,210          19,029          21,702            25,459
  6/30/2003           17,239            16,248          19,186          22,001            25,784
  7/31/2003           17,971            16,938          19,743          22,548            26,238
  8/31/2003           18,459            17,397          20,228          23,109            26,750
  9/30/2003           17,930            16,899          19,798          22,862            26,466
 10/31/2003           19,638            18,509          20,999          24,146            27,963
 11/30/2003           19,801            18,662          21,199          24,399            28,209
 12/31/2003           20,045            18,892          21,796          25,242            29,689
  1/31/2004           20,492            19,313          22,214          25,758            30,234
  2/29/2004           20,654            19,467          22,310          25,922            30,654
  3/31/2004           20,573            19,395          22,061          25,441            30,191

                 Average Annual Total Returns - March 31, 2004

                                6 Months/5/ 1 Year/5/ 5 Years/5/ 10 Years/5/
                                ----------  --------  ---------  ----------
   Class A/1/
   Net Asset Value/2/..........   14.74%     34.57%     -2.77%      7.48%
   With Maximum Sales Charge/3/    8.12      26.82      -3.92       6.85

   Class B/1/
   Net Asset Value/2/..........   14.29      33.69      -3.50       6.75
   With CDSC/4/................    9.29      28.69      -3.70       6.75

   Class C/1/
   Net Asset Value/2/..........   14.29      33.69      -3.50       6.75
   With CDSC/4/................   13.29      32.69      -3.50       6.75

   Class Y/1/
   Net Asset Value/2/..........   14.73      34.54      -2.58       7.65

      Comparative Performance             6 Months 1 Year 5 Years 10 Years
      -----------------------             -------- ------ ------- --------
      Russell 1000 Growth Index..........  11.28%  32.18%  -6.13%   9.79%
      Lipper Large Cap Growth Funds Index  11.43   30.52   -6.73    8.23
      S&P 500 Index......................  14.08   35.12   -1.20   11.68
      Lipper Large Cap Growth Funds Avg..  10.79   29.15   -4.95    8.13

   All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.cdcnvestfunds.com.

   Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.

   The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.




Portfolio Facts



                                         % of Net Assets
                                              as of
                        -                ---------------
                        Fund Composition 3/31/04 9/30/03
                        ---------------- ------- -------
                         Common Stocks..  99.3    98.0
                         Other Assets...   0.7     2.0

                                                % of Net Assets
                                                     as of
                                                ---------------
                Ten Largest Holdings            3/31/04 9/30/03
                --------------------            ------- -------
                Cisco Systems, Inc.............   4.1     3.6
                Zimmer Holdings, Inc...........   3.2     3.6
                eBay, Inc......................   3.2     1.9
                Anthem, Inc....................   3.0      --
                Texas Instruments, Inc.........   2.9      --
                Coach, Inc.....................   2.9     2.5
                Lehman Brothers Holdings, Inc..   2.7      --
                Caremark Rx, Inc...............   2.7     2.1
                UnitedHealth Group, Inc........   2.6     3.8
                Dell, Inc......................   2.6     3.0

                                                % of Net Assets
                                                     as of
                                                ---------------
                Five Largest Industries         3/31/04 9/30/03
                -----------------------         ------- -------
                Communications Equipment.......   9.9     7.1
                Semiconductors & Equipment.....   9.9     7.8
                Capital Markets................   8.5     9.6
                Healthcare Providers & Services   8.3     5.9
                Healthcare Equipment & Supplies   7.7     5.1

Portfolio holdings and asset allocations will vary.

   Notes to Charts
/1/ Returns shown in the chart include performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (12/31/96), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart reflects the performance of Class A shares rather than Class Y shares, because Class A shares include the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/  Does not include a sales charge.
/3/  Includes maximum sales charge of 5.75%.
/4/ Performance for Class B shares assumes a maximum 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/ Fund performance has been increased by expense waivers, without which performance would have been lower.

                            Additional Information

   The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

   For more complete information on any CDC Nvest Fund, contact your financial professional or call CDC IXIS Asset Management Distributors, L.P. and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

Index/Average Descriptions:

   The Standard & Poor's 500 ("S&P 500") Stock Index is an unmanaged index of U.S. common stock performance.

   The Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. growth companies within the Russell 3000 Index.

   The Lipper Fund Indexes are equally weighted indexes typically consisting of the 30 largest mutual funds within each fund's category, as calculated by Lipper, Inc.

   The Lipper Fund Averages consist of all mutual funds in a stated category, without sales charges, calculated by Lipper, Inc.

                             LOOMIS SAYLES FUNDS II

                            Loomis Sayles Growth Fund

                                    Form N-14
                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                October 12, 2004

        This Statement of Additional Information (the "SAI") relates to the proposed acquisition (the "Acquisition") of the assets and liabilities of CDC Nvest Star Growth Fund (the "Acquired Fund"), a series of CDC Nvest Funds Trust I, by Loomis Sayles Growth Fund (the "Acquiring Fund"), a series of Loomis Sayles Funds II in exchange for shares of the Acquiring Fund, followed by the distribution of such shares to Acquired Fund shareholders in liquidation of the Acquired Fund.

        This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated October 12, 2004 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

        This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to CDC Nvest Funds at Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, or by calling 1-800-225-5478.

                                Table of Contents

I.      Additional Information about the Acquiring Fund and the Acquired
        Fund.................................................................2
II.     Financial Statements.................................................2
                A. Incorporation by Reference................................2
                B. Unaudited Pro Forma Combined Financial Statements.........2

Appendix A - Additional Information About the Acquiring Fund.................A-1

I. Additional Information About the Acquiring Fund and the Acquired Fund. This SAI is accompanied by the current Statement of Additional
Information Parts I and II of the CDC Nvest Star Funds, which includes the Star Growth Fund, dated May 1, 2004, as supplemented on July 1, 2004 for Part I and as revised July 14, 2004 for Part II (the "CDC SAI"). Additional information about the Acquired Fund is contained in and incorporated herein by reference to the CDC SAI. The CDC SAI has previously been filed with the Securities and Exchange Commission.

        Additional information about the Acquiring Fund is set forth in Appendix A to this SAI.

II.     Financial Statements.

                A.      Incorporation by Reference.

                This SAI is accompanied by the Annual Report to shareholders of the Acquired Fund for the year ended December 31, 2003 and the Annual Report to shareholders of the Acquiring Fund for the year ended September 30, 2003 (together, the "Annual Reports"), including the reports of PricewaterhouseCoopers LLP contained therein. The Annual Reports, which are incorporated by reference into this SAI, contain historical financial information regarding the Acquired Fund and the Acquiring Fund and have been filed with the Securities and Exchange Commission.

                This SAI is also accompanied by the Semi-Annual Report to shareholders of the Acquired Fund for the period ended June 30, 2004 and the Semi-Annual Report to shareholders of the Acquiring Fund for the period ended March 31, 2004. The Semi-Annual Reports, which are incorporated herein by reference, contain unaudited historical information regarding the Acquired Fund and Acquiring Fund and have been filed with the Securities and Exchange Commission.

                B.      Unaudited Pro Forma Combined Financial Statements

                Unaudited pro forma combined financial statements for the Acquiring Fund relating to the Acquisition, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Funds contained within the Annual and Semi-Annual Reports referred to in the preceding section.

PRO FORMA COMBINED STATEMENT OF ASSETS & LIABILITIES
AS OF MARCH 31, 2004
UNAUDITED

                                                  LOOMIS SAYLES   CDC NVEST STAR    PRO FORMA       PRO FORMA
                                                   GROWTH FUND     GROWTH FUND     ADJUSTMENTS      COMBINED
                                                 --------------   --------------   -----------   --------------
ASSETS
Investments at value                             $   68,449,547   $   73,301,751                 $  141,751,298
Cash                                             $      450,113   $           --                 $      450,113
Receivable for securities sold                   $           --   $      365,233                 $      365,233
Other assets                                     $      259,610   $       55,733                 $      315,343
                                                 --------------   --------------   -----------   --------------
TOTAL ASSETS                                     $   69,159,270   $   73,722,717   $        --   $  142,881,987
                                                 --------------   --------------   -----------   --------------

LIABILITIES
Collateral on securities loaned, at value        $           --   $    9,430,033                 $    9,430,033
Payable for securities purchased                 $           --   $      307,267                 $      307,267
Other accounts payable and accrued expenses      $      217,953   $      107,818                 $      325,771
                                                 --------------   --------------   -----------   --------------
TOTAL LIABILITIES                                $      217,953   $    9,845,118   $        --   $   10,063,071
                                                 --------------   --------------   -----------   --------------
TOTAL NET ASSETS                                 $   68,941,317   $   63,877,599   $        --   $  132,818,916
                                                 ==============   ==============   ===========   ==============

NET ASSETS
Class A                                          $   13,959,631   $   29,410,789                 $   43,370,420
Class B                                          $   13,529,854   $   30,509,466                 $   44,039,320
Class C                                          $    2,602,854   $    3,957,344                 $    6,560,198
Class Y                                          $   38,848,978   $            -                 $   38,848,978
SHARES OUTSTANDING
Class A                                               2,760,062        3,579,248     2,235,777        8,575,087
Class B                                               2,686,884        3,834,219     2,224,634        8,745,737
Class C                                                 516,908          497,025       288,875        1,302,808
Class Y                                               7,437,331               NA                      7,437,331
NET ASSET VALUE PER SHARE
Class A                                                    5.06             8.22                           5.06
Class B                                                    5.04             7.96                           5.04
Class C                                                    5.04             7.96                           5.04
Class Y                                                    5.22               NA                           5.22

          See accompanying notes to the pro forma financial statements

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
MARCH 31, 2004
UNAUDITED

LOOMIS SAYLES GROWTH FUND                                             CDC NVEST STAR GROWTH FUND (a)
------------------------------------------------   --------------------------------------------------------------------
                                                                                                                          PRO FORMA
                                                                                                                          COMBINED
                                                                                                                         -----------
 SECURITY DESCRIPTION     SHARES     VALUE (d)     SECURITY DESCRIPTION                        SHARES        VALUE (d)      SHARES
-----------------------   ------   -------------   --------------------------------------   ------------   ------------  -----------
COMMON STOCK:
                                                   ACT TELECONFERENCING, INC. (c)                  7,200   $     20,016        7,200
                                                   ABBOTT LABORATORIES                            11,500        472,650       11,500
                                                   ABLE LABORATORIES, INC. (b)(c)                  8,300        162,099        8,300
                                                   ACCESS PARMACEUTICALS, INC. (c)                22,820        146,504       22,820
                                                   ACTIVISION, INC. (c)                           15,715        248,611       15,715

ADOBE SYSTEMS, INC.       33,800   $   1,332,734   ADOBE SYSTEMS, INC.                             5,625        221,794       39,425
                                                   AEROPOSTALE, INC. (c)                           8,100        293,706        8,100

AGILENT TECHNOLOGIES,
 INC. (c)                 24,100         762,283                                                                              24,100
                                                   ALAMOSA HOLDINGS, INC. (b)(c)                  20,730        121,063       20,730
                                                   ALEXION PHARMACEUTICALS (c)                     6,950        165,132        6,950
                                                   ALLERGAN, INC. (b)                              1,725        145,176        1,725
                                                   ALTERA CORPORATION (c)                         11,125        227,506       11,125
                                                   ALTIRIS, INC. (b)(c)                            6,720        187,757        6,720
                                                   ALTRIA GROUP, INC.                              1,200         65,340        1,200
                                                   AMBAC FINANCIAL GROUP, INC.                     2,100        154,938        2,100

AMERICAN EXPRESS CO.      16,706         866,206   AMERICAN EXPRESS CO.                            6,400        331,840       23,106
                                                   AMERICAN INTERNATIONAL GROUP                    4,000        285,400        4,000
                                                   AMERICAN STANDARD COS., INC. (c)                  675         76,781          675
                                                   AMERITRADE HOLDING CORP. CLASS A (c)            8,000        123,200        8,000
                                                   AMGEN, INC. (c)                                 6,725        391,193        6,725
                                                   ANALOG DEVICES                                  8,000        384,080        8,000

                                                   ANHEUSER-BUSCH COS., INC.                       6,400        326,400        6,400

ANTHEM, INC. (c)          22,550       2,043,932                                                                              22,550
                                                   APOGENT TECHNOLOGIES, INC. (c)                  3,675        112,749        3,675
                                                   APOLLO GROUP, INC. CLASS A (c)                  2,650        228,192        2,650

APPLIED MATERIALS,
 INC. (c)                 64,723       1,383,778   APPLIED MATERIALS, INC. (c)                    18,100        386,978       82,823
                                                   APRIA HEALTHCARE GROUP, INC. (b)(c)             6,000        179,640        6,000
                                                   ASPEN TECHNOLOGIES, INC. (b)(c)                22,150        180,966       22,150
                                                   ASSURANT, INC.                                  3,125         78,594        3,125
                                                   ATI TECHNOLOGIES, INC. (c)                     12,000        195,600       12,000
                                                   AVAYA, INC. (c)                                 3,425         54,389        3,425
                                                   AXCELIS TECHNOLOGIES, INC. (c)                 17,600        195,712       17,600
                                                   AXONYX, INC. (b)(c)                            11,850         77,381       11,850
                                                   BAKBONE SOFTWARE, INC. (c)                     44,550        118,936       44,550
                                                   BAKER HUGHES, INC.                              5,400        196,992        5,400
                                                   BARD (C.R.), INC.                               1,575        153,783        1,575
                                                   BARNES & NOBLE, INC. (c)                        1,500         48,900        1,500
                                                   BECTON DICKINSON & COMPANY                      4,500        218,160        4,500

BED, BATH & BEYOND,
 INC. (c)                 25,396       1,060,537                                                                              25,396
                                                   BELL MICROPRODUCTS, INC. (c)                   16,500        118,800       16,500

BEST BUY CO., INC.        25,696       1,328,997                                                                              25,696

BIOGEN IDEC, INC. (c)     15,350         853,460   BIOGEN IDEC, INC. (c)                           2,825        157,070       18,175
                                                   BIO-RAD LABORATORIES, INC. (c)                  1,300         73,281        1,300
                                                   BJ SERVICES COMPANY (c)                         8,375        362,386        8,375
                                                   BMC SOFTWARE, INC. (c)                          2,200         43,010        2,200
                                                   BON-TON STORES (THE), INC.                     14,000        215,880       14,000
                                                   BOSTON SCIENTIFIC CORP. (c)                     6,200        262,756        6,200
                                                   BRADLEY PHARMACEUTICALS, INC. (b)(c)            6,200        156,116        6,200
                                                   BRASCAN CORP.                                   3,825        153,995        3,825

                                                   BRINKER INTERNATIONAL, INC. (b)(c)              6,100        231,373        6,100

BROADCOM CORP, CLASS A
 (c)                      21,025         823,549                                                                              21,025
                                                   C.H. ROBINSON WORLDWIDE, INC.                   3,800        157,700        3,800
                                                   CALIFORNIA MICRO DEVICES CORP. (c)              1,100         14,630        1,100

CAPITAL ONE FINANCIAL
 CORP.                    15,950       1,203,108                                                                              15,950
                                                   CAREER EDUCATION CORP. (c)                      1,375         77,880        1,375

CAREMARK RX, INC. (c)     55,017       1,829,315   CAREMARK RX, INC. (b)(c)                        6,875        228,594       61,892
                                                   CATHAY GENERAL BANCORP                          2,460        161,917        2,460
                                                   CDW CORP.                                       1,120         75,723        1,120
                                                   CELGENE CORP. (c)                               1,775         84,579        1,775
                                                   CENDANT CORP. (c)                              11,040        278,046       11,040
                                                   CENTRAL EUROPEAN DISTRIBUTION
                                                   CORP. (b)(c)                                    5,800        187,572        5,800
                                                   CHAMPION ENTERPRISES, INC. (c)                 21,000        222,600       21,000
                                                   CHARLES RIVER LABS (c)                          1,850         79,272        1,850
                                                   CHARLOTTE RUSSE HOLDING, INC. (c)              10,970        200,751       10,970
                                                   CHEESECAKE FACTORY (THE) (c)                    3,390        156,381        3,390
                                                   CHICAGO MERCANTILE EXCHANGE (b)                   850         82,229          850
                                                   CHICO'S FAS, INC. (b)(c)                        3,375        156,600        3,375
                                                   CHOICEPOINT, INC. (c)                           3,633        138,163        3,633

CISCO SYSTEMS, INC. (c)   120,156      2,826,069   CISCO SYSTEMS, INC. (c)                        45,500      1,070,160      165,656
                                                   CITRIX SYSTEMS, INC. (c)                        3,300         71,346        3,300
                                                   CLAIRE'S STORES, INC.                           6,400        133,376        6,400
                                                   CLEAR CHANNEL COMMUNICATIONS                    6,000        254,100        6,000

COACH, INC. (c)           47,970       1,966,290   COACH, INC. (c)                                 3,650        149,613       51,620
                                                   COCA COLA COMPANY (THE)                         1,000         50,300        1,000
                                                   COGNIZANT TECHNOLOGY SOLUTIONS
                                                   CORP.(c)                                        1,250         56,563        1,250
                                                   COLGATE-PALMOLIVE CO.                           2,300        126,730        2,300
                                                   COMMERCIAL METALS CO.                           5,840        185,946        5,840
                                                   COMMUNITY HEALTH SYSTEMS (c)                    2,675         74,445        2,675
                                                   COMPUCREDIT CORP. (c)                           4,900        103,586        4,900

                                                   CONSOLIDATED ENERGY, INC. (b)                   6,200        166,160        6,200
                                                   CORILLIAN CORP. (c)                            42,400        209,880       42,400
                                                   CORNING, INC. (c)                              29,750        332,605       29,750
                                                   CORPORATE EXECUTIVE BOARD CO. (c)               1,575         74,025        1,575
                                                   CORVIS CORP. (b)                               91,860        176,371       91,860

COUNTRYWIDE FINANCIAL
 CORP.                    11,875       1,138,812                                                                              11,875
                                                   COX COMMUNICATIONS, INC. CLASS A
                                                   (b)(c)                                          7,000        221,200        7,000
                                                   CREDENCE SYSTEMS CORP. (b)(c)                  21,980        261,122       21,980
                                                   CROWN CASTLE INTERNATIONAL CORP. (c)           17,875        225,761       17,875
                                                   DADE BEHRING HOLDINGS, INC. (c)                 5,500        244,640        5,500

DANAHER CORP.             15,275       1,426,227                                                                              15,275
                                                   DAVITA, INC. (c)                                1,625         77,594        1,625

DELL, INC. (c)            53,753       1,807,176   DELL, INC. (c)                                  7,500        252,150       61,253
                                                   DEVRY, INC. (c)                                 3,600        108,540        3,600
                                                   DISCOVERY LABORATORIES, INC. (b)(c)            13,150        160,299       13,150
                                                   DITECH COMMUNICATIONS CORP. (c)                10,498        175,002       10,498
                                                   DOLLAR TREE STORES, INC. (c)                    7,425        229,358        7,425
                                                   DORAL FINANCIAL CORP. (b)                       3,787        133,302        3,787
                                                   DRS TECHNOLOGIES, INC. (c)                      5,080        142,138        5,080
                                                   DUN & BRADSTREET CORP. (c)                      1,375         73,563        1,375
                                                   DURECT CORP. (b)(c)                            62,340        211,956       62,340

EBAY, INC. (c)            31,614       2,191,799                                                                              31,614
                                                   ECOLAB INC.                                     2,800         79,884        2,800
                                                   EDWARDS (A.G.), INC.                            6,000        234,720        6,000
                                                   ELAN CORP. PLC (ADR) (b)(c)                     2,700         55,674        2,700

ELECTRONIC ARTS,
 INC. (c)                 19,958       1,076,934   ELECTRONIC ARTS, INC. (c)                       3,105        167,545       23,063
                                                   ELI LILLY & CO.                                 2,000        133,800        2,000

EMC CORP. (c)             62,280         847,631                                                                              62,280

                                                   ENDO PHARMACEUTICAL HOLDINGS, INC. (c)         12,600        307,692       12,600
                                                   ENERGIZER HOLDINGS, INC. (c)                    6,800        317,492        6,800
                                                   EPIX MEDICAL INC. (c)                           8,700        180,525        8,700
                                                   EQUINIX, INC. (b)(c)                            5,000        181,055        5,000
                                                   EVERGREEN RESOURCES, INC. (b)(c)                4,000        137,400        4,000
                                                   FANNIE MAE                                      1,800        133,830        1,800

FIDELITY NATIONAL
FINANCIAL, INC.           18,875         747,450                                                                              18,875
                                                   FIRST DATA CORP.                                2,700        113,832        2,700
                                                   FIRST TENNESSEE NATIONAL CORP. (b)                900         42,930          900
                                                   FISHER SCIENTIFIC INTERNATIONAL,
                                                   INC. (b)(c)                                     1,450         79,808        1,450
                                                   FLAMEL TECHNOLOGIES SA (ADR) (c)                6,700        173,671        6,700

FOREST LABORATORIES,
 INC. (c)                 13,325         954,336                                                                              13,325
                                                   FREEPORT-MCMORAN COPPER (b)                     4,700        183,723        4,700
                                                   FRIEDMAN BILLINGS RAMSEY                        9,000        242,910        9,000
                                                   GAP, INC. (THE) (b)                             8,000        175,360        8,000
                                                   GASCO ENERGY, INC. (c)                          3,300          6,402        3,300

GENENTECH, INC. (c)       13,091       1,385,290                                                                              13,091

GENERAL ELECTRIC CO.      54,300       1,657,236   GENERAL ELECTRIC CO.                           45,800      1,397,816      100,100
                                                   GENOME THERAPEUTICS CORP. (c)                  15,690         88,335       15,690
                                                   GENTEX CORP. (b)                                2,800        121,464        2,800
                                                   GENZYME CORP.-GENERAL DIVISION (c)              3,200        150,528        3,200
                                                   GETTY IMAGES, INC. (c)                          2,225        120,105        2,225

GILEAD SCIENCES,
 INC.(c)                  11,725         653,903   GILEAD SCIENCES, INC. (c)                       1,875        104,569       13,600
                                                   GLOBAL PAYMENTS, INC.                           2,425        109,319        2,425

GOLDMAN SACHS GROUP,
 INC.                     15,306       1,597,181   GOLDMAN SACHS GROUP, INC.                       3,000        313,050       18,306
                                                   GRACO, INC.                                     2,663         77,505        2,663
                                                   GRAFTECH INTERNATIONAL, INC. (c)               13,880        207,506       13,880
                                                   GRAY TELEVISION, INC.                          14,410        210,674       14,410

                                                   GTECH HOLDINGS CORP.                            6,545        387,071        6,545
                                                   GUESS?, INC. (c)                                8,900        160,467        8,900

GUIDANT CORP.             10,775         682,812   GUIDANT CORP.                                   1,300         82,381       12,075
                                                   HANOVER COMPRESSOR CO. (c)                     16,500        199,485       16,500
                                                   HARMAN INTERNATIONAL                            1,925        153,230        1,925
                                                   HARRAH'S ENTERTAINMENT, INC.                    1,900        104,291        1,900
                                                   HCA, INC.                                       3,600        146,232        3,600
                                                   HEALTH NET, INC. (c)                            4,500        112,185        4,500
                                                   HJ HEINZ CO.                                    8,600        320,694        8,600
                                                   HOME DEPOT, INC.                               10,300        384,808       10,300
                                                   HOMESTORE, INC. (c)                            28,300        119,709       28,300
                                                   IDEXX LABORATORIES, INC. (c)                    1,525         86,727        1,525
                                                   IDT CORP. CLASS B (c)                           3,875         78,081        3,875
                                                   IMPAX LABORATORIES, INC. (b)(c)                 6,750        150,997        6,750
                                                   IMS HEALTH, INC.                                3,000         69,780        3,000
                                                   INET TECHNOLOGIES, INC. (c)                    15,010        186,274       15,010
                                                   INFINITY PROPERTY & CASUALTY                    5,250        165,008        5,250
                                                   INFOSPACE, INC. (c)                             3,500        136,045        3,500
                                                   INTEGRATED CIRCUIT SYSTEMS (c)                  2,100         52,563        2,100

INTEL CORP.               59,116       1,607,955   INTEL CORP.                                    45,050      1,225,360      104,166
                                                   INTER PARFUMS INC.                              8,000        183,920        8,000
                                                   INTERACTIVE DATA CORP. (c)                      5,750        102,235        5,750
                                                   INTERNATIONAL ALUMINUM CORP.                    3,420        111,834        3,420
                                                   INTERNATIONAL BUSINESS MACHINES CORP.           3,900        358,176        3,900

INTERNATIONAL GAME
 TECHNOLOGY               25,300       1,137,488   INTERNATIONAL GAME TECHNOLOGY                   3,875        174,220       29,175
                                                   INTERSTATE BAKERIES                             9,200        104,604        9,200
                                                   INTUIT, INC. (b)(c)                             2,700        121,176        2,700
                                                   INVACARE CORP.                                  1,600         72,224        1,600
                                                   INVITROGEN CORP. (c)                            3,800        272,422        3,800
                                                   IRON MOUNTAIN, INC. (c)                         3,550        158,437        3,550
                                                   ITT EDUCATIONAL SERVICES, INC. (c)              1,225         38,220        1,225

                                                   IVAX CORP. (b)(c)                               9,900        225,423        9,900

J.P. MORGAN CHASE & CO.   22,850         958,558                                                                              22,850
                                                   JOHN B. SANFILIPPO & SON (c)                    5,500        201,850        5,500
                                                   JOHNSON & JOHNSON                               4,600        233,312        4,600

JUNIPER NETWORKS,
 INC. (c)                 69,125       1,797,941   JUNIPER NETWORKS, INC. (b)(c)                   3,925        102,089       73,050
                                                   K2 INC. (c)                                    12,500        200,375       12,500
                                                   KINDER MORGAN, INC.                             1,225         77,199        1,225
                                                   KINDRED HEALTHCARE, INC. (c)                    4,150        208,745        4,150
                                                   KINETIC CONCEPTS, INC. (c)                      1,900         85,215        1,900
                                                   KLA-TENCOR CORP. (c)                            2,750        138,462        2,750
                                                   KOHLS CORP. (c)                                 2,700        130,491        2,700
                                                   KRISPY KREME DOUGHNUTS INC. (b)(c)              1,600         54,944        1,600
                                                   KULICKE & SOFFA INDUSTRIES (b)(c)              14,820        173,690       14,820
                                                   LABORATORY CORP OF AMERICA
                                                   HOLDINGS (c)                                    4,900        192,325        4,900
                                                   LANDSTAR SYSTEMS, INC. (c)                      6,050        247,687        6,050

LEGG MASON, INC.          15,400       1,428,812   LEGG MASON, INC. (b)                            1,600        148,448       17,000

LEHMAN BROTHERS
 HOLDINGS, INC.           22,368       1,853,636   LEHMAN BROTHERS HOLDINGS, INC.                  2,400        198,888       24,768
                                                   LEXMARK INTERNATIONAL, INC. (c)                 2,775        255,300        2,775
                                                   LIGAND PHARMACEUTICALS CLASS B (b)(c)          11,450        230,145       11,450
                                                   LINCARE HOLDINGS, INC. (c)                      2,250         70,695        2,250
                                                   LKQ CORP. (c)                                   1,550         27,125        1,550

LOWE'S COS., INC.         15,767         885,002   LOWE'S COS., INC.                               2,800        157,164       18,567
                                                   MACROMEDIA, INC. (b)(c)                         9,750        195,681        9,750

MANDALAY RESORT GROUP     13,300         761,558                                                                              13,300
                                                   MANUGISTICS GROUP, INC. (c)                    17,850        122,272       17,850
                                                   MARIMBA SOFTWARE (c)                           22,850        134,586       22,850
                                                   MARVELL TECHNOLOGY GROUP LTD. (c)               2,750        123,888        2,750
                                                   MASCO CORP. (b)                                 5,300        161,332        5,300

                                                   MATTEL, INC.                                    6,800        125,392        6,800

MBNA CORP.                50,590       1,397,802   MBNA CORP.                                      2,400         66,312       52,990
                                                   MCKESSON CORP. (b)                              1,300         39,117        1,300
                                                   MDU COMMUNICATIONS INTERNATIONAL,
                                                   INC. (c)                                       22,200         66,600       22,200
                                                   MEDTRONIC, INC.                                 4,925        235,169        4,925
                                                   MEN'S WEARHOUSE, INC. (THE) (c)                 1,200         31,884        1,200
                                                   MERCK & CO., INC.                               8,975        396,605        8,975
                                                   MERCURY INTERACTIVE CORP. (b)(c)                3,090        138,432        3,090
                                                   MERIDIAN RESOURCE CORP. (b)(c)                 18,620        112,092       18,620
                                                   MGM MIRAGE (c)                                  1,700         77,078        1,700
                                                   MICROCHIP TECHNOLOGY, INC.                      6,300        167,328        6,300

                                                   MICROSOFT CORP.                                56,050      1,399,569       56,050
                                                   MOHAWK INDUSTRIES, INC. (c)                     1,350        111,173        1,350

MOODY'S CORP.             24,594       1,741,255   MOODY'S CORP.                                   1,125         79,650       25,719

MOTOROLA, INC.            46,900         825,440   MOTOROLA, INC.                                 19,000        334,400       65,900
                                                   MULTIMEDIA GAMES, INC. (b)(c)                   8,100        200,394        8,100
                                                   MYLAN LABORATORIES                              4,400        100,012        4,400
                                                   NABI BIOPHARMACEUTICALS (c)                    11,000        171,050       11,000
                                                   NASH FINCH CO.                                  4,500        106,560        4,500
                                                   NATIONAL INSTRUMENTS CORP.                      6,000        188,760        6,000
                                                   NATIONAL SEMICONDUCTOR CORP. (c)                1,275         56,648        1,275
                                                   NAUTILUS GROUP, INC. (b)                        9,890        155,768        9,890
                                                   NETOPIA, INC. (c)                              12,100        148,346       12,100
                                                   NETWORK APPLIANCE, INC. (c)                     7,950        170,528        7,950
                                                   NEW CENTURY FINANCIAL CORP. (b)                 6,100        296,216        6,100
                                                   NEWMONT MINING CORP.                            1,000         46,630        1,000
NEXTEL COMMUNICATIONS
 INC. CLASS A (c)         72,056       1,781,945   NEXTEL COMMUNICATIONS INC. CLASS A (c)          8,000        197,840       80,056
                                                   NEXTEL PARTNERS, INC. CLASS A (b)(c)           12,750        161,415       12,750
                                                   NII HOLDINGS, INC. CLASS B (c)                  2,295         80,394        2,295
                                                   NMS COMMUNICATIONS CORP. (c)                   20,200        144,632       20,200

NORDSTROM, INC.           20,400         813,960                                                                              20,400
                                                   NORTHROP GRUMMAN CORP.                          2,700        265,734        2,700
                                                   NOVEN PHARMACEUTICALS, INC. (c)                 6,410        137,623        6,410
                                                   NTL, INC. (c)                                   4,696        279,177        4,696
                                                   NVR, INC. (c)                                     165         75,900          165
                                                   O2 MICRO INTERNATIONAL LTD. (c)                 7,150        123,195        7,150
                                                   OMNICARE, INC.                                  1,675         74,253        1,675
                                                   OMNICELL, INC. (c)                              9,690        191,959        9,690
                                                   ON SEMICONDUCTOR CORP. (c)                     16,850        127,049       16,850
                                                   ORACLE CORP. (c)                               15,300        183,753       15,300
                                                   ORBITAL SCIENCES CORP. (b)(c)                   9,750        122,167        9,750
                                                   OUTBACK STEAKHOUSE, INC.                        3,075        149,752        3,075
                                                   PACIFICARE HEALTH SYSTEMS (c)                   2,050         81,077        2,050
                                                   PALM HARBOR HOMES, INC. (c)                     5,570        116,747        5,570
                                                   PALMONE, INC. (b)(c)                            9,370        200,143        9,370
                                                   PAPA JOHN'S INTERNATIONAL, INC. (b)(c)          2,500         84,600        2,500
                                                   PATTERSON DENTAL CO. (c)                        2,300        157,803        2,300
                                                   PC MALL, INC. (c)                              15,560        285,370       15,560
                                                   PEPSICO, INC.                                   6,300        339,255        6,300
                                                   PERKINELMER, INC.                               6,100        126,209        6,100
                                                   PETCO ANIMAL SUPPLIES, INC. (c)                 3,900        109,902        3,900
                                                   PETROQUEST ENERGY, INC. (c)                    26,100         93,177       26,100
                                                   PETSMART, INC.                                  4,675        127,441        4,675
                                                   PF CHANG'S CHINA BISTRO, INC. (c)               2,425        122,002        2,425

PFIZER, INC.              19,619         687,646   PFIZER, INC.                                   34,075      1,194,329       53,694
                                                   PHARMACEUTICAL PRODUCT DEVELOPMENT,
                                                   INC. (c)                                        8,000        238,320        8,000
                                                   PHELPS DODGE CORP. (c)                            875         71,453          875
                                                   PINNACLE AIRLINES CORP. (c)                     9,850        131,005        9,850
                                                   PIXELWORKS, INC. (b)(c)                        10,290        176,268       10,290
                                                   PLACER DOME, INC.                               6,400        115,008        6,400
                                                   PLATO LEARNING, INC. (c)                       14,900        150,341       14,900

                                                   PLUM CREEK TIMBER CO.                           4,575        148,596        4,575
                                                   PRAECIS PHARMACEUTICALS, INC. (c)              11,700         69,147       11,700
                                                   PRESSTEK, INC. (c)                             11,000        119,680       11,000
                                                   PRIDE INTERNATIONAL, INC. (b)                   5,100         87,006        5,100

PROCTOR & GAMBLE CO.      10,125       1,061,910   PROCTOR & GAMBLE CO.                            4,100        430,008       14,225
                                                   PROTEIN DESIGN LABS, INC. (c)                   5,100        121,482        5,100
                                                   PROVIDE COMMERCE, INC. (c)                      8,700        197,925        8,700

PULTE HOMES, INC.         12,775         710,290                                                                              12,775
                                                   QLOGIC CORP. (c)                                1,325         43,738        1,325

QUALCOMM, INC.            20,797       1,381,337                                                                              20,797
                                                   QUANEX CORP.                                    2,860        121,521        2,860
                                                   QUANTUM FUEL SYSTEMS (c)                       20,700        164,151       20,700
                                                   QUESTAR CORP.                                   2,075         75,613        2,075
                                                   QUICKSILVER RESOURCES, INC. (c)                 3,000        116,280        3,000
                                                   QUICKSILVER, INC. (c)                           5,800        126,730        5,800
                                                   QUIDEL CORP. (c)                               19,300        127,187       19,300
                                                   R.H.DONELLEY CORP. (c)                          2,650        123,755        2,650
                                                   RADIAN GROUP, INC.                              1,600         68,160        1,600
                                                   RADIO ONE, INC. (c)                            10,050        185,925       10,050
                                                   RADIOSHACK CORP.                                6,300        208,908        6,300
                                                   RAINDANCE COMMUNICATIONS, INC. (c)             81,710        232,874       81,710
                                                   RAMBUS, INC. (c)                                1,525         42,746        1,525
                                                   RC2 CORP. (c)                                   8,930        245,575        8,930
                                                   REAL MEDIA, INC. (b)(c)                        41,524        301,049       41,524
                                                   REALNETWORKS, INC. (c)                         33,850        203,100       33,850
                                                   RED HAT, INC. (c)                               9,300        212,598        9,300
                                                   REDWOOD TRUST, INC. (b)                         2,500        155,425        2,500
                                                   REGIS CORP.                                     3,700        164,428        3,700
                                                   RENT-A-CENTER, INC. (c)                         9,900        326,601        9,900
                                                   RINKER GROUP LTD. (ADR)                         2,925        155,405        2,925
                                                   ROCKWELL COLLINS, INC.                          4,200        132,762        4,200
                                                   ROYAL CARIBBEAN CRUISES LTD. (b)               10,800        476,280       10,800

                                                   RUDOLPH TECHNOLOGIES, INC. (b)(c)               6,800        127,364        6,800
                                                   SAFENET, INC. (c)                               4,500        168,930        4,500
                                                   SAXON CAPITAL, INC. (c)                        15,600        443,196       15,600
                                                   SCHNITZER STEEL INDUSTRIES, INC.
                                                   CLASS A                                         5,880        188,513        5,880
                                                   SCIENTIFIC GAMES CORP. CLASS A (c)             13,300        248,976       13,300
                                                   SEALED AIR CORP. (c)                            1,400         69,622        1,400
                                                   SECURE COMPUTING CORP. (c)                      6,700        109,545        6,700
                                                   SHIRE PHARMACEUTICALS GROUP (ADR) (c)           2,600         76,518        2,600
                                                   SIGMA-ALDRICH CORP.                             1,300         71,942        1,300
                                                   SILICON STORAGE TECHNOLOGY, INC. (c)           17,400        225,156       17,400
                                                   SIMPLETECH, INC. (c)                           16,000         76,000       16,000
                                                   SIMPSON MANUFACTURING CO., INC (c)              4,400        215,380        4,400
                                                   SKYWORKS SOLUTIONS, INC. (c)                   20,750        241,945       20,750
                                                   SMITH INTERNATIONAL, INC. (c)                   3,050        163,206        3,050
                                                   SONIC CORP. (c)                                 2,450         83,986        2,450
                                                   SONIC SOLUTIONS (b)(c)                         10,440        197,942       10,440
                                                   SOUTHWESTERN ENERGY CO. (c)                     5,850        141,102        5,850

ST. JUDE MEDICAL,
 INC. (c)                 18,708       1,348,847   ST. JUDE MEDICAL, INC. (c)                      4,200        302,820       22,908
                                                   STAMPS.COM, INC. (c)                           18,550        111,114       18,550
                                                   STAPLES, INC. (c )                              1,100         27,929        1,100
                                                   STATE STREET CORP. (b)                          3,900        203,307        3,900
                                                   STATION CASINOS, INC.                          10,575        467,098       10,575
                                                   STEEL DYNAMICS, INC. (c)                        7,120        176,434        7,120
                                                   STERICYCLE, INC. (c)                            5,125        245,283        5,125
                                                   STORAGE TECHNOLOGY CORP. (c)                    2,400         66,792        2,400

STRYKER CORP.             11,773       1,038,722                                                                              11,773
                                                   SUNCOR ENERGY, INC.                             2,850         77,948        2,850
                                                   SUNGARD DATA SYSTEMS (c)                        7,490        205,226        7,490
                                                   SUPERIOR ENERGY SERVICES, INC. (c)             15,930        160,574       15,930
                                                   SUPPORTSOFT, INC. (c)                          19,820        218,218       19,820

SYMANTEC CORP. (c)        20,425         945,677   SYMANTEC CORP. (c)                              4,875        225,713       25,300
                                                   SYNAPTICS, INC. (c)                             4,100         71,914        4,100
                                                   SYNOPSYS, INC. (b)(c)                           4,560        132,058        4,560
                                                   SYSCO CORP.                                     8,000        312,400        8,000
                                                   TARO PHARMACEUTICAL INDUSTRIES
                                                   LTD. (b)(c)                                     1,763        102,236        1,763
                                                   TELECOMMUNICATION SYSTEMS, INC. (b)(c)         16,600        119,520       16,600

TEXAS INSTRUMENTS, INC.   68,361       1,997,509                                                                              68,361
                                                   THOR INDUSTRIES, INC.                           6,000        161,160        6,000
                                                   TOM BROWN, INC. (c)                             5,170        194,392        5,170
                                                   TRIDENT MICROSYSTEMS, INC. (c)                  6,000         95,700        6,000
                                                   TRIPATH IMAGING, INC. (c)                      14,500        132,820       14,500
                                                   UCBH HOLDINGS, INC. (b)                         8,350        334,334        8,350
                                                   ULTRA PETROLEUM CORP. (c)                      15,025        450,900       15,025

UNITEDHEALTH GROUP,
 INC.                     28,225       1,818,819                                                                              28,225
                                                   UNITED ONLINE, INC. (b)(c)                     11,700        194,922       11,700
                                                   UNITED PARCEL SERVICE CLASS B                   3,700        258,408        3,700
                                                   UNITED STATIONERS (b)(c)                        2,000         84,200        2,000
                                                   UNITEDHEALTH GROUP, INC.                        5,400        347,976        5,400
                                                   UNIVISION COMMUNICATIONS CLASS A (c)            9,050        298,741        9,050
                                                   VALUECLICK, INC. (c)                           13,000        140,400       13,000
                                                   VARIAN MEDICAL SYSTEMS, INC. (c)                5,125        442,339        5,125
                                                   VARIAN SEMICONDUCTOR EQUIPMENT
                                                   ASSOCIATES, INC. (c)                            6,340        266,280        6,340
                                                   VCA ANTECH, INC. (c)                            3,100        110,453        3,100
                                                   VERISIGN, INC. (c)                              6,700        111,153        6,700
                                                   VIAD CORP.                                      4,500        108,765        4,500
                                                   VIASAT, INC. (c)                                5,000        124,400        5,000
                                                   VICOR CORP. (c)                                11,770        144,418       11,770
                                                   WALGREEN CO.                                    6,000        197,700        6,000
                                                   WAL-MART STORES                                10,100        602,869       10,100

                                                   WASHINGTON GROUP INTERNATIONAL,
                                                   INC. (c)                                        5,460        199,891        5,460
                                                   WASHINGTON POST CLASS B                            85         75,175           85
                                                   WATERS CORP. (c)                                2,100         85,764        2,100
                                                   WEBEX COMMUNICATIONS, INC. (c)                  4,750        141,217        4,750
                                                   WELLS FARGO & CO.                               9,200        521,364        9,200
                                                   WESTWOOD ONE, INC. (c)                          3,850        113,382        3,850
                                                   WHITE MOUNTAINS INSURANCE GROUP                   315        165,218          315
                                                   WHOLE FOODS MARKET, INC.                        1,000         74,950        1,000
                                                   WILD OATS MARKETS, INC. (c)                    11,600        137,228       11,600
                                                   WYNN RESORTS LTD. (b)(c)                       10,810        378,350       10,810

XILINX, INC. (c)          25,975         987,050   XILINX, INC. (c)                                8,000        304,000       33,975
                                                   XM SATELLITE RADIO HOLDINGS CLASS
                                                   A (b)(c)                                       10,620        297,360       10,620

XTO ENERGY, INC.          70,031       1,767,589                                                                              70,031

YAHOO!, INC. (c)          21,424       1,040,992                                                                              21,424

ZIMMER HOLDINGS,
 INC. (c)                 30,154       2,224,762   ZIMMER HOLDINGS, INC. (c)                       1,950        143,871       32,104

                                   -------------                                                           ------------
                                   $  68,449,547                                                           $ 62,730,272
                                   -------------                                                           ------------

SHORT-TERM:

                                                   INVESTORS BANK & TRUST CO.
                          $    -                   REPURCHASE AGREEMENT                     $  1,141,446   $  1,141,446  $ 1,141,446
                                                   SECURITIES LENDING COLLATERAL -
                                                   BANK OF MONTREAL, 1.01% DUE 4/20/2004         341,021        341,021      341,021
                                                   BANK OF NOVA SCOTIA, 1.01% DUE
                                                   4/05/2004                                     922,500        922,500      922,500
                                                   BGI PRIME MONEY MARKET FUND, 1.01%
                                                   DUE 4/01/2004                               1,435,000      1,435,000    1,435,000
                                                   BNP PARIBAS, 1.01% DUE 4/16/2004              205,000        205,000      205,000

                                                   CITIGROUP, 1.03% DUE 6/14/2004                205,000        205,000      205,000
                                                   CREDIT AGRICOLE INDOSUEZ, 1.02% DUE
                                                   4/19/2004                                     205,000        205,000      205,000
                                                   CREDIT AGRICOLE INDOSUEZ, 1.03% DUE
                                                   4/12/2004                                     553,500        553,500      553,500
                                                   DEN DANSKE BANK, 1.01% DUE 4/20/2004          205,000        205,000      205,000
                                                   FLEET NATIONAL BANK, 1.06% DUE
                                                   7/21/2004                                   1,230,000      1,230,000    1,230,000
                                                   HARRIS TRUST & SAVINGS BANK, 1.02%
                                                   DUE 4/30/2004                                  61,500         61,500       61,500
                                                   KEYBANK, 0.98% DUE 4/01/2004                  512,500        512,500      512,500
                                                   MERRILL  LYNCH PREMIER INSTITUTIONAL
                                                   FUND, 0.98% DUE 4/01/2004                     376,512        376,512      376,512
                                                   MERRIMAC CASH FUND-PREMIUM CLASS,
                                                   0.96% DUE 4/01/2004                         1,435,000      1,435,000    1,435,000
                                                   PREFCO, 1.03% DUE 4/26/2004                   307,500        307,500      307,500
                                                   SHEFFIELD RECEIVABLES CORP, 1.03% DUE
                                                   4/30/2004                                     307,500        307,500      307,500
                                                   SVENSKA HANDLESBANKEN, 1.01% DUE
                                                   4/23/2004                                     102,500        102,500      102,500

                                                   WELLS FARGO, 1.02% DUE 4/05/2004            1,025,000      1,025,000    1,025,000

                                   -------------                                                           ------------
                                   $           -                                                           $ 10,571,479
                                   -------------                                                           ------------
Total Investments                  $  68,449,547                                                           $ 73,301,751
                                   =============                                                           ============

(a) Certain securities that do not conform to the investment strategies to be in effect after the reorganization may be disposed of prior to or after the reorganization. Selection of securities for disposition will depend on market conditions, investment outlook of the Funds' adviser and/or subadviser and composition of the Acquired Fund at such time. Disposition of these securities may result in realized capital gains or losses before or after the reorganization.
(b) All or a portion of this security was on loan to brokers at March 31, 2004.
(c) Non-income producing security.
(d) See notes to pro forma combined financial statements.

PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED MARCH 31, 2004
UNAUDITED

                                                         LOOMIS SAYLES   CDC NVEST STAR     PRO FROMA     PRO FORMA
                                                          GROWTH FUND      GROWTH FUND     ADJUSTMENTS    COMBINED
                                                         -------------   --------------   ------------  ------------
INVESTMENT INCOME
Dividends                                                $     219,089   $      346,968   $        --   $    566,057
Interest income                                          $       2,839   $        1,766   $        --   $      4,605
Security lending income                                  $          --   $       25,681   $   (25,681)  $         --
                                                         -------------   --------------   -----------   ------------
                                                         $     221,928   $      374,415   $   (25,681)  $    570,662
                                                         -------------   --------------   -----------   ------------
EXPENSES
Management fees                                          $     212,091   $      598,680   $  (298,761)  $    512,010
Service fees - Class A                                   $      13,536   $       69,823                 $     83,359
Service and distribution fees - Class B                  $      49,841   $      282,859                 $    332,700
Service and distribution fees - Class C                  $       6,489   $       37,566                 $     44,055
Service and distribution fees - Retail Class             $          --   $           --                 $         --
Service and distribution fees - Admin Class              $          14   $           --   $       (14)  $         --
Trustees' fees and expenses                              $      11,793   $       13,748   $   (10,952)  $     14,589
Accounting and administrative                            $      23,576   $       42,983                 $     66,559
Custodian                                                $      56,065   $      169,360   $  (145,953)  $     79,472
Transfer agent fees - Class A, B and C                   $      63,136   $      388,204   $    24,127   $    475,467
Transfer agent fees - Class Y                            $      29,915   $           45   $    37,999   $     67,959
Transfer agent fees - Admin Class                        $           2   $           --   $        (2)  $         --
Audit fees                                               $      28,393   $       35,694   $   (35,694)  $     28,393
Legal fees                                               $       1,156   $       11,818   $    (1,200)  $     11,774
Shareholder reporting                                    $       8,774   $       58,753   $    32,396   $     99,923
Registration fees                                        $      43,680   $       32,690   $    14,936   $     91,306
Miscellaneous                                            $       4,703   $       16,580   $    (6,167)  $     15,116
                                                         -------------   --------------   -----------   ------------
Total expenses before reductions                         $     553,164   $    1,758,803   $  (389,285)  $  1,922,682
                                                         -------------   --------------   -----------   ------------
Less reimbursement/waiver                                $    (122,732)  $     (613,817)  $   144,399   $   (592,150)
Less reductions                                          $          --   $      (40,400)  $    40,400   $         --
                                                         -------------   --------------   -----------   ------------
Net expenses                                             $     430,432   $    1,104,586   $  (204,486)  $  1,330,532
                                                         -------------   --------------   -----------   ------------
Net investment income (loss)                             $    (208,504)  $     (730,171)  $   178,805   $   (759,870)
                                                         -------------   --------------   -----------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
Realized gain (loss) on:
Investments-net                                          $   5,319,230   $   12,011,841   $        --   $ 17,331,071
Foreign currency transactions-net                        $          --   $       (1,562)  $        --   $     (1,562)
Change in unrealized appreciation (depreciation) of:
Investments-net                                          $   6,099,138   $   23,720,776   $        --   $ 29,819,914
Foreign currency transactions-net                        $          --   $           --   $        --   $         --
Net realized and unrealized gain (loss) on investments                                    $        --   $         --
 and foreign currency transactions                       $  11,418,368   $   35,731,055   $        --   $ 47,149,423
                                                         -------------   --------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                               $  11,209,864   $   35,000,884   $   178,805   $ 46,389,553
                                                         =============   ==============   ===========   ============

           See accompanying notes to the pro forma financial statement

LOOMIS SAYLES GROWTH FUND
NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (unaudited)
MARCH 31, 2004

BASIS OF PRESENTATION:

Subject to the approval of the Agreement and Plan of Reorganization ("Plan of Reorganization") by the shareholders of the CDC Nvest Star Growth Fund ("Star Growth Fund"), a series of CDC Nvest Funds Trust I, the Loomis Sayles Growth Fund (the "Loomis Growth Fund"), a series of Loomis Sayles Funds II, would acquire all the assets of the Star Growth Fund in exchange for newly issued shares of beneficial interest of the Loomis Growth Fund (the "Merger Shares") and the assumption by the Loomis Growth Fund of all of the liabilities of the Star Growth Fund followed by a distribution of the Merger Shares to the shareholders of the Star Growth Fund in complete liquidation of the Star Growth Fund. Under the Plan of Reorganization, the transaction will be treated and accounted for as a tax-free reorganization.

As a result of the proposed transaction, the Star Growth Fund will receive a number of Class A, Class B and Class C Merger Shares of the Loomis Growth Fund equal in value to the value of the net assets of the Star Growth Fund being transferred and attributable to the Class A, Class B and Class C shares, respectively, of the Star Growth Fund. Following the transfer, Star Growth Fund shareholders will receive, on a tax-free basis, a number of full and fractional Class A, Class B and Class C Merger Shares of the Loomis Growth Fund equal in value, as of the close of business on the day the assets and liabilities of the Star Growth Fund and the Merger Shares are valued for purposes of the exchange, to the value of the shareholder's Class A, Class B or Class C Star Growth Fund shares.

The pro forma financial statements reflect the combined financial position of the Star Growth Fund with the Loomis Growth Fund at March 31, 2004, and the pro forma combined results of operations for the year ended March 31, 2004, as though the acquisition had occurred on April 1, 2003.

The pro forma combined financial statements are presented for the information of the reader. The pro forma combined financial statements are accounting estimates only and may not necessarily be representative of how the pro forma combined financial statements would have appeared had the reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

PRO FORMA ADJUSTMENTS:

The pro forma combined Statement of Assets and Liabilities reflects the reclassification of capital for the Star Growth Fund into shares of beneficial interest of the Loomis Growth Fund.

The pro forma combined Statement of Operations reflects the following adjustments:

Management fees, Classes A, B and C transfer agent fees and custodian fees have been restated to reflect current fees.

Certain other expenses including trustees, legal, audit, shareholder reporting, registration fees and miscellaneous have been adjusted reflective of the savings or additional costs expected to occur as a result of the transaction.

SECURITY VALUATION:

Equity securities for which market quotations are readily available are valued at market price on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser, under the supervision of the Fund's Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

                                                                      APPENDIX A

                 ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment goal and principal investment strategies of the Acquiring Fund (also referred to as the "Fund") are described in the Prospectus/Proxy Statement. The investment policies of the Acquiring Fund set forth in its Prospectus/Proxy Statement and in this SAI may be changed by the Board of Trustees of Loomis Sayles Funds II (the "Loomis Sayles Trust") without shareholder approval, except any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Acquiring Fund (which in this SAI means the lesser of (i) 67% of the shares of the Acquiring Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus/Proxy Statement will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

In addition to its investment goal and policies set forth in the Prospectus/Proxy Statement, the following investment restrictions are policies of the Acquiring Fund (and those marked with an asterisk are fundamental policies of the Acquiring Fund):

The Acquiring Fund will not:

(1) Invest in companies for the purpose of exercising control or management.

*(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

(6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

(7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

*(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(9) Borrow money, except to the extent permitted under the 1940 Act.

(10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

(14) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

--------------------------------------------------------------------------------
                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
Advisory Agreements. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Acquiring Fund, subject to supervision by the Board of Trustees of the Loomis Sayles Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Acquiring Fund, and certain administrative services. For these services, the advisory agreement provides that the Acquiring Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual percentage rate of 0.50% the Fund's average daily net assets.

During the periods shown below, pursuant to the advisory agreement described above, Loomis Sayles received the following amount of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for the Fund*:

    FISCAL YEAR ENDED            FISCAL YEAR ENDED          FISCAL YEAR ENDED
         9/30/01                     9/30/02                    9/30/03
-------------------------    ------------------------    -----------------------
              FEE WAIVERS                FEE WAIVERS                 FEE WAIVERS
 ADVISORY     AND EXPENSE     ADVISORY   AND EXPENSE     ADVISORY    AND EXPENSE
   FEES       ASSUMPTIONS       FEES     ASSUMPTIONS       FEES      ASSUMPTIONS
-----------   -----------    ---------   ------------    ---------   -----------
$   156,460   $   157,879    $ 116,894   $    152,388    $ 127,336   $    61,706

        *In addition to the waiver of management fees, $40,586 of class level and other expenses have been reimbursed for the Fund for the fiscal year ended September 30, 2003. Amounts listed for the Fund during the fiscal years ended September 30, 2001 and 2002 include waiver of management fees and class level and other expenses.

        Loomis Sayles has given a binding undertaking to the Fund limiting total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.10%, 1.85% and 1.85% of the Fund's average daily net assets for Classes A, B and C shares, respectively, through January 31, 2005. Loomis Sayles has agreed that if the Acquisition is approved, it will extend this expense cap for an additional year through January 31, 2006 limit the amount of the Fund's total annual fund operating expenses to 1.25%, 2.00% and 2.00% of the Fund's average daily net asset for Classes A, B and C shares, respectively, for the period from February 1, 2006 through January 31, 2007. These undertakings will be reevaluated on an annual basis thereafter.

BROKERAGE COMMISSIONS
Set forth below are the amounts the Acquiring Fund paid in brokerage commissions during the last three fiscal years ended September 30 and the amounts the Fund paid in brokerage transactions and brokerage commissions to brokers providing research services for the fiscal year. For a description of how transactions in portfolio securities are effected and how the Fund's adviser selects brokers, see the section entitled "Portfolio Transactions and Brokerage" below.

                                                                         FISCAL YEAR ENDED
                                                            -------------------------------------------
                                                               9/30/01         9/30/02       9/30/03
                                                            -------------   ------------   ------------
BROKERAGE TRANSACTIONS
  Allocated to brokers providing research services          $ 172,770,431   $ 42,738,047   $ 52,176,237
BROKERAGE COMMISSIONS
  Total Brokerage Commissions Paid                          $     197,826   $    103,941   $    131,239
  Commissions Paid to Brokers providing research services   $      98,913   $     51,971   $     65,620

REGULAR BROKER-DEALERS
The table below contains the aggregate value of securities of the Acquiring Fund's regular broker-dealers* (or the parent of the regular broker-dealers) held by the Fund, if any, as of September 30, 2003.

                              AGGREGATE VALUE OF SECURITIES OF EACH
                             REGULAR BROKER OR DEALER (or its Parent)
  REGULAR BROKER-DEALER               HELD BY ACQUIRING FUND
-------------------------    ----------------------------------------
Merrill Lynch & Co., Inc.                   $  814,994
     Citigroup, Inc.                        $  587,079
   State Street Corp.                       $  465,750
T. Rowe Price Group, Inc.                   $  452,829
    Legg Mason, Inc.                        $  427,785
      Goldman Sachs                         $  406,915
       Ameritrade                           $  303,750

* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

SALES CHARGES AND 12b-1 FEES
        As explained below, certain classes of shares of the Acquiring Fund paid the Distributor fees under separate plans adopted pursuant to Rule 12b-1 under the 1940 Act ("Plans"). The following table shows the amounts of Rule 12b-1 fees paid by the Fund under these Plans during the past three fiscal years.* For periods prior to July 1, 2003, amounts shown in the table were paid to the Fund's prior distributor. Compensation payable under the Plans may be paid regardless of the Distributor's expenses. The anticipated benefits to the Fund of the Plans include the ability to attract and maintain assets.

                                       RULE 12b-1 FEES PAID BY THE FUND
                             ---------------------------------------------------
                                              FISCAL YEAR ENDED
                             ---------------------------------------------------
FUND
CLASS                            9/30/01           9/30/02           9/30/03
-------------------------    ---------------   ---------------   ---------------
A                               $   1,832         $   1,411          $  1,582
B                                      --                --          $      1
C                                      --                --          $      1
Admin                           $      59         $      40          $     60

*Prior to September 12, 2003, the Acquiring Fund offered Institutional and Retail Class shares and prior to May 21, 2003, the Fund also offered Admin Class shares. On May 21, 2003, the Admin Class shares were converted to Retail Class shares. On September 12, 2003, Retail and Institutional Class shares were converted to Class A and Class Y shares, respectively. Class B and Class C shares commenced operations on September 12, 2003.

See "Distribution Agreement and Rule 12b-1 Plans" in this SAI for a description of the current distribution agreement and Rule 12b-1 plans, if any, in effect for Classes A, B, C and Y shares.

During the fiscal year ended September 30, 2003, the expenses of the Distributor and the Fund's prior distributor relating to each Fund's Rule 12b-1 plans were as follows (Class B compensation to investment dealers exclude advanced commissions sold to a third party):

LOOMIS SAYLES GROWTH FUND
(Class A Shares)
Compensation to Investment Dealers                $  1,351
Compensation to Distributor's Sales Personnel
 and Other Related Costs                          $  1,084
                                                  --------
                                      TOTAL       $  2,435

(Class B shares)
(Compensation to Investment Dealers               $      0
Compensation to Distributor's Sales Personnel
 and Other Related Costs                          $     52
                                                  --------
                                      TOTAL       $     52

(Class C shares)
Compensation to Investment Dealers                $     25
Compensation to Distributor's Sales Personnel
 and Other Related Costs                          $     52
                                                  --------
                                      TOTAL       $     77

--------------------------------------------------------------------------------
                            OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------

As of September 30, 2004, to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the indicated classes set forth below.*

                                                                       Ownership
Fund                  Shareholder and Address                         Percentage
-------------------   ---------------------------------------------   ----------
Loomis Growth Fund
Class B               Pershing LLC*                                   26.48%
                      P.O. Box 2052
                      Jersey City, NJ  07303-2052
Class C               Merrill Lynch Pierce Fenner & Smith, Inc.*      78.93%
                      Merrill Lynch Financial Data Services
                      Attn:  Service Team
                      4800 Deer Lake Dr. East
                      3rd Floor
                      Jacksonville, FL  32246-6486
Class Y               Charles Schwab & Co.*                           46.96%
                      Attn: Mutual Fund Dept.
                      101 Montgomery St.
                      San Francisco, CA  94104-4122

* Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder. Charles Schwab & Co. owns more than 25% of Loomis Growth Fund shares and may be deemed to control the Fund within the meaning of the 1940 Act.

--------------------------------------------------------------------------------
              MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

The following is a list of certain investment strategies, including particular types of securities or specific practices that may used by the adviser in managing the Acquiring Fund and that are not principal strategies. The Acquiring Fund's principal strategies are detailed in its Prospectus/Proxy Statement. The list of securities under each category below is not intended to be an exclusive list of securities for investment. The adviser may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the securities specially enumerated under each category. The adviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. The adviser may invest in any security that falls under the specific category including securities that are not listed below.

SECURITIES                                         PRACTICES
----------------------------------------------     -------------------------
Equity Securities (Growth Stocks, Value            When-issued Securities
Stocks, Small Capitalization Companies, REITS)     Futures Contracts Options
Debt Securities (Zero-Coupon Securities, U.S.
Government Securities)                             Swap Contracts
Foreign Securities (Foreign Currency Hedging)      Private Placements

TYPES OF SECURITIES

DEBT SECURITIES
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities.

Debt securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risks. Debt securities are subject to market and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer's general taxing power, (ii) a specific type of tax such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer or war, natural disasters, terrorism or other major events. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of debt securities falls when market rates of interest are rising.) Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a fund that invests in debt securities for any particular period. Fluctuations in the value of the Fund's investments in debt securities will cause the Fund's net asset value to increase or decrease.

        Adjustable Rate Mortgage Security ("ARM"). ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

        Asset-backed Securities. The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a Collateralized Mortgage Obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are pre-paid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

        Collateralized Mortgage Obligations ("CMOs"). The Fund may invest in CMOs, which are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities.

        Convertible Securities. The Fund may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities usually provide a lower yield than comparable fixed-income securities.

        Investment-Grade Debt Securities. Investment grade debt securities include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P") or Moody's Investor's Service, Inc. ("Moody's") or is unrated but considered to be of equivalent quality by Loomis Sayles. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to "Description of Securities Ratings" below.

        Lower Quality Debt Securities. Fixed-income securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's own credit analysis than for a fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to "Description of Securities Ratings" below.

        Mortgage-related Securities. The Fund may invest in mortgage-related securities, such as Government National Mortgage Association ("GNMA") or Federal National Mortgage Association ("FNMA") certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If the Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

        Pay-in-kind Securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

        Step Coupon Securities. Step coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

        "Stripped" Securities. Stripped securities are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a fund may fail to recoup fully its investments in IOs. The staff of the Securities and Exchange Commission (the "SEC") has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Fund intends to abide by the staff's position. Stripped securities may be considered derivative securities.

        Structured Notes. These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase the Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund's portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

U.S. Government Securities. The Fund may invest in some or all of the following U.S. government securities:

..    U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

..    U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

..    Treasury Inflation-Protected Securities ("TIPS") - Fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

Risks. The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

..    "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

..    "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a
     government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

..    "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a
     corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Ginnie Maes, Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., GNMA, FNMAE or FHLMC) but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

        Zero-coupon Securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

EQUITY SECURITIES
Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. The Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Capitalization Companies" below. The Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over the counter securities may be more difficult to sell under some market conditions.

        Market Capitalizations. The market capitalization ranges allowable for investments of the Fund are defined in reference to the benchmark of the Fund. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Mid capitalization companies are generally medium size companies that are not as established as large capitalization companies and may be more volatile.

..    Small Capitalization Companies - Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The net asset value of a fund that invests in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

        Warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

        Real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' managers. REITs are also subject to risks generally associated with real estate securities. The Fund will indirectly bear its proportionate share of expenses, including advisory fees, paid by each REIT in which it invests.

        Investment Companies. Investment companies, including companies such as "iShares", "SPDRs" and "WEBS," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, the Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when the Fund's adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

FOREIGN SECURITIES
Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

        Emerging Markets. Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

In determining whether to invest in securities of foreign issuers, Loomis Sayles may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund's net income available for distribution to shareholders.

        Depository Receipts. Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depository Receipts ("ADRs") are depository receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are depository receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.

        Supranational Entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

        Foreign Currency. Most foreign securities in the Fund's portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

        The Fund may incur costs in connection conversions between various currencies. In addition, the Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

        Foreign Currency Hedging Transactions. To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into contracts with the banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations, the Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures Contracts" and "Options."

MONEY MARKET INSTRUMENTS
The Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, the Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

TYPES OF PRACTICES

        Repurchase Agreements. The Fund may enter into repurchase agreements, by which a fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

        When-issued Securities. The Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Fund, when it purchases securities on a when-issued basis, will segregate assets consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

        Illiquid Securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time. Also, a fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

The Fund may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Trust's Board of Trustees, that the particular issue is liquid.

        Privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Fund, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

        Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

        When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

        Options. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a U.S. board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

A call option on a futures contract written by the Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by the Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

A put option on a futures contract written by the Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

Closing a written call option will permit a fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

The Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; and the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

As an alternative to purchasing call and put options on index futures, the Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index warrants, put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices, are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

All call options written by the Fund on foreign currencies will be covered. A call option written on a foreign currency by the Fund is covered if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held is (i) equal to or less than the exercise price of the call written or
(ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

        Short Sales. The Fund may sell securities short "against the box," that is: (1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open.

In a short sale against the box, a fund does not deliver from its portfolio securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

Short sales may protect the Fund against risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Risks. Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a fund is able to enter into short sales. There is no limitation on the amount of the Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

        Securities Lending. The Fund may lend from its total assets in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of money market funds subject to any investment restrictions listed in this SAI. Under some securities lending arrangements the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees or persons acting pursuant to the direction of the Board.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

        Short-term Trading. The Fund may, consistent with its investment goal, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

        Temporary Strategies. The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. The use of defensive strategies may prevent the Fund from achieving its investment goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

        Interfund Transactions. To the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, the Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

The Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief granted by the SEC, the Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, the Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

--------------------------------------------------------------------------------
                        MANAGEMENT OF LOOMIS SAYLES TRUST
--------------------------------------------------------------------------------

The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

On May 14, 2003 for the Loomis Sayles Funds I and June 10, 2003 for the Loomis Sayles Funds II, shareholders voted to elect each Trustee listed below to serve on each Trust's Board. Effective June 1, 2003, the Board of Trustees of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and AEW Real Estate Income Fund (the "CDC Nvest Funds Trusts" and together with Loomis Sayles Funds I and Loomis Sayles Trust, the "CDC Nvest and Loomis Sayles Trusts") approved certain new trustees for the CDC Nvest Funds Trusts. These approvals resulted in a combined Board of Trustees for the CDC Nvest and Loomis Sayles Funds Trusts.

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Trust. For purposes of these tables and for purposes of this SAI, the term "Independent Trustee" means those Trustees who are not "interested persons" as defined in the 1940 Act of Loomis Sayles Trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees. For purposes of this SAI, the term "Interested Trustee" means those Trustees who are "interested persons" of Loomis Sayles Trust or, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees.

                                                          TERM OF                                   NUMBER OF
                                                        OFFICE* AND                               PORTFOLIOS IN
                                   POSITION(S)            LENGTH OF           PRINCIPAL               FUND
                                    HELD WITH               TIME         OCCUPATION(s) DURING        COMPLEX     OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS              TRUST                SERVED            PAST 5 YEARS            OVERSEEN           HELD
---------------------------   ----------------------   --------------   -----------------------   -------------  -------------------
INDEPENDENT TRUSTEES
Graham T. Allison, Jr. (64)         Trustee                1 year       Douglas Dillon                  41       Director, Taubman
399 Boylston Street                                                     Professor and Director                   Centers, Inc.;
Boston, MA 02116                    Contract                            of the Belfer Center of
                                   Review and                           Science for                              Advisory Board
                                   Governance                           International Affairs,                   Member, USEC Inc.
                                   Committee                            John F. Kennedy School
                                     Member                             of Government, Harvard
                                                                        University

Edward A. Benjamin (66)             Trustee                1 year       Retired                         41       Director, Coal,
399 Boylston Street                                                                                              Energy Investments
Boston, MA 02116                     Audit                                                                       & Management, LLC;
                                   Committee                                                                     Director, Precision
                                     Member                                                                      Optics Corporation

Daniel M. Cain (59)                 Trustee                1 year       President and CEO, Cain         41       Trustee, Universal
452 Fifth Avenue                                                        Brothers & Company,                      Health Realty
New York, NY 10018                Co-Chairman                           Incorporated                             Income Trust;
                                  of the Board                          (investment banking)
                                                                                                                 Director, Sheridan
                                  Chairman of                                                                    Healthcorp
                                   the Audit
                                   Committee

Paul G. Chenault (70)
5852 Pebble Beach Way               Trustee                5 years      Retired; Trustee, First         41       Director, Mailco
San Luis Obispo, CA 93401                                               Variable Life (variable                  Office Products,
                                    Contract                            life insurance)                          Inc.
                                   Review and
                                   Governance
                                   Committee
                                     Member

Kenneth J. Cowan (72)               Trustee                1 year       Retired                         41       None
399 Boylston Street
Boston, MA 02116                  Co-Chairman
                                  of the Board

                                  Chairman of
                                  the Contract
                                   Review and
                                   Governance
                                   Committee

                                                          TERM OF                                   NUMBER OF
                                                        OFFICE* AND                               PORTFOLIOS IN
                                   POSITION(s)            LENGTH OF           PRINCIPAL               FUND
                                    HELD WITH               TIME         OCCUPATION(s) DURING        COMPLEX     OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS              TRUST                SERVED            PAST 5 YEARS            OVERSEEN           HELD
---------------------------   ----------------------   --------------   -----------------------   -------------  -------------------
Richard Darman (61)                 Trustee                1 year       Partner, The Carlyle            41       Director and
399 Boylston Street                                                     Group (investments);                     Chairman, AES
Boston, MA 02116                    Contract                            Chairman of the Board                    Corporation
                                   Review and                           of Directors of AES
                                   Governance                           Corporation
                                   Committee                            (international power
                                     Member                             company); formerly,
                                                                        Professor, John F.
                                                                        Kennedy School of
                                                                        Government, Harvard
                                                                        University

                                                                        President, Strategic
Sandra O. Moose (62)                Trustee                1 year       Advisory Services               41       Director, Verizon
399 Boylston Street                                                     (management                              Communications;
Boston, MA 02116                     Audit                              consulting): formerly,
                                   Committee                            Senior Vice President                    Director, Rohm and
                                     Member                             and Director, The                        Haas Company
                                                                        Boston Consulting
                                                                        Group, Inc. (management
                                                                        consulting)

John A. Shane (71)                  Trustee                1 year       President, Palmer               41       Director, Gensym
399 Boylston Street                                                     Service Corporation                      Corporation;
Boston, MA  02116                   Contract                            (venture capital                         Director, Overland
                                   Review and                           organization)                            Storage, Inc.;
                                   Governance                                                                    Director, Abt
                                   Committee                                                                     Associates Inc.
                                     Member

                                                          TERM OF                                   NUMBER OF
                                                        OFFICE* AND                               PORTFOLIOS IN
                                   POSITION(s)            LENGTH OF           PRINCIPAL               FUND
                                    HELD WITH               TIME         OCCUPATION(S) DURING        COMPLEX     OTHER DIRECTORSHIPS
   NAME, AGE AND ADDRESS              TRUST                SERVED            PAST 5 YEARS            OVERSEEN           HELD
---------------------------   ----------------------   --------------   -----------------------   -------------  -------------------
INTERESTED TRUSTEES

Robert J. Blanding/1/ (57)           Chief             Not Applicable   President, Chairman,            41       None
555 California Street              Executive                            Director, and Chief
San Francisco, CA 94104             Officer                             Executive Officer,
                                                                        Loomis Sayles;
                                    Trustee                1 year       President and CEO -
                                                                        Loomis Sayles Funds I

John T. Hailer/2/ (43)             President           Not Applicable   President and Chief             41       None
399 Boylston Street                                                     Executive Officer, CDC
Boston, MA 02116                    Trustee                1 year       IXIS Asset Management
                                                                        Distributors, L.P.;
                                                                        Executive Vice
                                                                        President, Loomis
                                                                        Sayles Funds I;
                                                                        President and Chief
                                                                        Executive Officer - CDC
                                                                        Nvest Funds; formerly,
                                                                        Senior Vice President,
                                                                        Fidelity Investments

*All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72. At a meeting held on February 27, 2004, the Trustees voted to suspend the retirement policy until 2005.

** Each person listed above, except as noted, holds the same position(s) with the CDC Nvest Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, CDC IXIS Advisers or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

/1/ Mr. Blanding is deemed an "interested person" of Loomis Sayles Trust because he holds the following positions with affiliated persons of Loomis Sayles Trust:
President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is an "interested person" of Loomis Sayles Trust because he holds the following positions with affiliated persons of Loomis Sayles Trust:
Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").

                                                      TERM OF
                                                    OFFICE* AND
                              POSITION(s) HELD      LENGTH OF
   NAME, AGE AND ADDRESS         WITH TRUST         TIME SERVED**         PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
--------------------------   ------------------   ----------------   -----------------------------------------------------
OFFICERS
Nicholas H. Palmerino (39)                                           Senior Vice President, CDC IXIS Asset Management
399 Boylston Street              Treasurer             1 year        Services, Inc.; Senior Vice President, CDC IXIS Asset
Boston, MA 02116                                                     Management Advisers, L.P.; formerly, Vice President,
                                                                     Loomis Sayles

                              Chief Operating                        President and Chief Executive Officer, CDC IXIS Asset
John E. Pelletier (40)           Officer          Less than 1 year   Management Services, Inc.; Executive Vice President,
399 Boylston Street                                                  CDC IXIS Distribution Corporation; Executive Vice
Boston, MA 02116                                                     President and Chief Operating Officer, CDC IXIS Asset
                                                                     Management Distributors, L.P. and CDC IXIS Asset
                                                                     Management Advisers, L.P.; formerly, Senior Vice
                                                                     President, General Counsel, Secretary and Clerk, CDC
                                                                     IXIS Distribution Corporation; Executive Vice
                                                                     President, General Counsel, Secretary and Clerk, CDC
                                                                     IXIS Asset Management Distributors, L.P. and CDC IXIS
                                                                     Asset Management Advisers, L.P.; Executive Vice
                                                                     President, General Counsel, Secretary, Clerk, and
                                                                     Director, CDC IXIS Asset Management Services, Inc.

                              Secretary, Clerk
Coleen Downs Dinneen (43)     and Chief Legal     Less than 1 year   Senior Vice President, General Counsel, Secretary and
399 Boylston Street              Officer                             Clerk, CDC IXIS Distribution Corporation, CDC IXIS
Boston, MA 02116                                                     Asset Management Distributors, L.P., CDC IXIS Asset
                                                                     Management Advisers, L.P. and CDC IXIS Asset
                                                                     Management Services, Inc.; formerly, Senior Vice
                                                                     President, Deputy General Counsel, Assistant
                                                                     Secretary and Assistant Clerk, CDC IXIS Asset
                                                                     Management Advisers, L.P., CDC IXIS Asset Management
                                                                     Services, Inc. and Vice President Deputy General
                                                                     Counsel, Assistant Secretary and Assistant Clerk, CDC
                                                                     IXIS Distribution Corporation

                              Executive Vice
Daniel J. Fuss (70)             President            2 years         Vice Chairman and Director, Loomis Sayles & Company,
One Financial Center                                                 L.P.; Prior to 2002, President and Trustee of Loomis
Boston, MA 02111                                                     Sayles Funds II

Kristin Vigneaux (35)              Chief
399 Boylston Street              Compliance       Less than 1 year   Chief Compliance Officer for Mutual Funds, CDC IXIS
Boston, MA 02116                   Officer                           Asset Management Distributors, L.P., CDC IXIS Asset
                                                                     Management Advisers, L.P. and CDC IXIS Asset
                                                                     Management Services, Inc.; formerly, Vice President,
                                                                     CDC IXIS Asset Management Services, Inc.

Frank LoPiccolo (50)            Anti-Money
399 Boylston Street              Laundering            1 year        Senior Vice President, CDC IXIS Asset Management
Boston, MA  02116                 Officer                            Services, Inc.

* Each officer of Loomis Sayles Trust serves for an indefinite term in accordance with its current By-Laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
** Each person listed above, except as noted, holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, CDC IXIS Advisers or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

STANDING BOARD COMMITTEES
The Trustees have delegated certain authority to the Audit Committee and Contract Review and Governance Committee.

Prior to June 10, 2003, the Board of Trustees of Loomis Sayles Trust included three committees: Audit Committee, Contract Review Committee and Nominating and Governance Committee. During the period from October 1, 2002 to June 10, 2003, each of these committees met twice.

The Trust currently has two standing Board Committees. The Contract Review and Governance Committee of the Trusts is comprised solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trusts, and governance matters relating to the Trust. During the period June 10, 2003 to September 30, 2003, this Committee held two meetings.

The Audit Committee of the Trust is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Trust's audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the period June 10, 2003 to September 30, 2003, this Committee held six meetings.

                 The membership of each committee is as follows:

         Audit Committee               Contract Review and Governance Committee
         -------------------------     ----------------------------------------
         Daniel M. Cain - Chairman     Kenneth J. Cowan - Chairman
         Edward A. Benjamin            Graham T. Allison, Jr.
         Sandra O. Moose               Paul G. Chenault
                                       Richard Darman
                                       John A. Shane

TRUSTEE FEES
The Trust pays no compensation to its officers or to its Trustees who are Interested Trustees.

Effective July 1, 2004, each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attends. (Prior to July 1, 2004, the retainer and meeting attendance fees were $45,000 and $4,500, respectively). Each committee chairman receives an additional retainer fee at the annual rate of $7,000. (Prior to July 1, 2004, each committee chairman received an additional retainer fee beyond the $7,000 fee at the annual rate of $5,000). Each Trustee is compensated $3,750 per Committee meeting that he or she attends. (Prior to July 1, 2004, each Trustee was compensated $1,750 per committee ceeting that he or she attended in excess of four per year). These fees are allocated among the mutual fund portfolios in the CDC Nvest and Loomis Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four committee meetings per year. Each Trustee is compensated $200 per committee meeting that he or she attends in excess of four per year. In addition, commencing August 20, 2004, each co-chairman of the Board of Trustees of the Fund received an additional retainer at a rate of $25,000 per year.

During the fiscal year ended September 30, 2003, the trustees received the amounts set forth in the following table for serving as a trustee of the Trust and for also serving as trustees of other Trusts within the fund complex.

The Trusts do not provide retirement or pension benefits to the Trustees.

                               COMPENSATION TABLE

                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003*

                          AGGREGATE        PENSION OR            TOTAL
                        COMPENSATION   RETIREMENT BENEFITS   COMPENSATION
                        FROM LOOMIS      ACCRUED AS PART     FROM THE FUND
NAME OF TRUSTEE         SAYLES TRUST     OF FUND EXPENSES      COMPLEX*+
---------------------   ------------   -------------------   -------------
INDEPENDENT TRUSTEES
Joseph Alaimo++           $ 19,117             $ 0              $ 46,250
Graham T. Allison         $ 11,278             $ 0              $ 77,683
Edward A. Benjamin**      $ 20,684             $ 0              $ 60,975
Daniel M. Cain            $ 13,468             $ 0              $ 88,858
Paul G. Chenault**        $ 19,227             $ 0              $ 55,125
Kenneth J. Cowan          $ 12,010             $ 0              $ 83,120
Richard Darman            $ 11,278             $ 0              $ 77,683
Sandra O. Moose           $ 12,735             $ 0              $ 82,421
John A. Shane             $ 11,278             $ 0              $ 76,196
Pendleton P. White++      $ 11,278             $ 0              $ 77,683

INTERESTED TRUSTEES
Robert J. Blanding        $      0             $ 0              $      0
John T. Hailer            $      0             $ 0              $      0
Peter S. Voss++           $      0             $ 0              $      0

* Amounts include payments deferred by trustees for the fiscal year ended September 30, 2003, with respect to the Trusts. The total amount of deferred compensation accrued for Loomis Sayles Trust as of September 30, 2003 for the Trustees is as follows: Benjamin ($6,317), Cowan ($6,418) and Darman ($11,244).

** Amounts include amounts held through the deferred compensation plan.

+ Total Compensation represents amounts paid during 2003 to a trustee for serving on the board of trustees of nine (9) trusts with a total of forty-one
(41) funds as of September 30, 2003. Total compensation reflects payments for periods of less than one year for certain Funds due to a change in the fiscal year end of these Funds. For the twelve months ended September 30, 2003 the Trustees received the following amounts: Alaimo ($46,250), Allison ($82,500), Benjamin ($60,975), Cain ($92,550), Chenault ($55,125), Cowan ($88,250), Darman
($82,500), Moose ($86,800), Shane (80,575) and White ($82,500).

++ Messrs. Alaimo and White, each former Independent Trustees, retired as Trustees effective December 31, 2003. Mr. Voss, formerly an Interested Trustee and Chairman of the Board, resigned effective August 20, 2004.

The Funds provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the trustee on the normal payment date for such fees. At January 2, 2004, the officers and trustees of Loomis Sayles Trust as a group owned less than 1% of the outstanding shares of the Fund. The amount includes shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Shring Plan') or Loomis Sayles Funded Pension Plan (the "Pension Plan").

At January 2, 2004, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of each Fund and each Trust. The amount includes shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") or the Loomis Sayles Funded Pension Plan (the "Pension Plan").

As of January 2, 2004, the Profit Sharing Plan owned the following percentages of the outstanding of the indicated Funds: 18.20% of Loomis Sayles Growth Fund.

As of January 2, 2004, the Pension Plan owned the following percentages of the outstanding shares of the indicated Funds: 18.05% of Loomis Sayles Growth Fund.

The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory /Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are Robert Ix, John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, Vincent Stanton,

Paul Sherba and Kurt Wagner. Except for Timothy Hunt, John DeBeer and Vincent Stanton, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

As of December 31, 2003, the Trustees had the following ownership in the Acquiring Fund:

                                                                              AGGREGATE DOLLAR
                                                                              RANGE OF EQUITY
                                                                              SECURITIES IN ALL
                                                                                 REGISTERED
                                                                                 INVESTMENT
                                                                             COMPANIES OVERSEEN
                                                                              BY TRUSTEE IN THE
     NAME OF TRUSTEE        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND*         TRUSTS*
-------------------------   ----------------------------------------------   ------------------
INDEPENDENT TRUSTEES
Graham T. Allison Jr.**                           A                                   E
Edward A. Benjamin**                              A                                   C
Daniel M. Cain**                                  A                                   E
Paul G. Chenault**                                A                                   D
Kenneth J. Cowan**                                B                                   E
Richard Darman**                                  A                                   E
Sandra O.  Moose**                                A                                   E
John A. Shane **                                  A                                   A

INTERESTED TRUSTEES
Robert J. Blanding                                E                                   E
John T. Hailer                                    A                                   E

* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000

** Amounts include amounts held through the deferred compensation plan.

ADVISORY ARRANGEMENTS
The Fund's advisory agreement with Loomis Sayles provides that Loomis Sayles will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Loomis Sayles Trust and certain administrative services. Loomis Sayles is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund's assets in accordance with its investment goal and policies.

The Fund pays all expenses not borne by Loomis Sayles including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent registered public accounting firm and legal counsel for the Fund and Loomis Sayles Trust's Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Fund's adviser or its affiliates, other than affiliated registered investment companies. Certain expenses may be allocated differently among the Fund's Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trust")

The Fund's advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of Loomis Sayles Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice, or by Loomis Sayles upon 90 days' written notice, and terminates automatically in the event of its assignment (as defined in the 1940 Act). In addition, the agreement will terminate automatically if Loomis Sayles Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of Loomis Sayles Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the trustees who are not interested persons of Loomis Sayles Trust or Loomis Sayles.

The advisory agreement provides that the Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

In addition to serving as investment adviser to the Fund, Loomis Sayles acts as investment adviser to each series of Loomis Sayles Funds I and the Loomis Sayles Trust (except for CDC IXIS International Equity Fund), each a registered open-end management investment company. Loomis Sayles also serves as adviser or subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

Under the advisory agreement with Loomis Sayles, if the total ordinary business expenses of the Fund or Loomis Sayles Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or Loomis Sayles Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

As described in the Prospectus/Proxy Statement, Loomis Sayles has agreed to certain additional, binding arrangements to limit Fund expenses. These arrangements are in effect through January 31, 2007 and will be evaluated on an annual basis thereafter.

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS
The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund's advisory agreements at most of its meetings throughout the year. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees is conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory agreement is reviewed each year by the Board of Trustees to determine whether the agreement should be renewed for an additional one-year period. Renewal of the agreement requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.

In connection with their meetings, the Trustees receive materials specifically relating to the existing advisory agreement. These materials generally include, among other items (i) information on the investment performance of the Fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the Fund, and (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) the adviser's results and financial condition, (2) the Fund's investment objective and strategies and the size, education and experience of the adviser's investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements in respect of the distribution of the Fund's shares, (4) the procedures employed to determine the value of the Fund's assets, (5) the allocation of the Fund's brokerage, if any, including allocations to brokers affiliated with the adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (6) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by the adviser.

The Board of Trustees most recently approved the renewal of the Fund's advisory agreement at its meeting held on June 4, 2004. In considering the advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory agreement included the following:

    . the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.
    . whether the Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions. They also reviewed the Fund's investment performance as well as the Fund's performance relative to a peer group of mutual funds and to the performance of an appropriate index or combination of indices.

    . the nature, quality, cost and extent of administrative and shareholder services performed by the adviser and affiliated companies, under the existing advisory agreement and under separate agreements covering transfer agency functions and administrative services.
    . the Fund's expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the adviser relating to such limitations and the amount and nature of fees paid by shareholders. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the adviser and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the adviser, such as the engagement of affiliates of the adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.
    . the level of the adviser's profits in respect of the management of the Fund. They considered the profits realized by the adviser in connection with the operation of the Fund.
    . whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structure is fair and reasonable, and that the existing advisory agreement should be continued until June 30, 2005.

INFORMATION ABOUT THE ORGANIZATION AND OWNERSHIP OF THE ADVISER OF THE FUND Loomis Sayles was organized in 1926 and is one of the oldest investment management firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Fund's portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, LLC, ("CDC IXIS Holdings") which is in turn a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"). CDC IXIS Asset Management North America owns the entire limited partnership interest in Loomis Sayles.

CDC IXIS Asset Management North America owns the entire limited partnership interest in CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), the distributor to the Fund. CDC IXIS Asset Management Distribution Corporation, which is a wholly-owned subsidiary of CDC IXIS Holdings, is the sole general partner of the Distributor and the sole shareholder of CDC IXIS Asset Management Services, Inc. ("CIS"), the transfer and dividend disbursing agent of the Fund.

CDC IXIS Asset Management North America is part of an international Asset Management Group based in Paris, France. The Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. The registered address of CDC IXIS is 26-28, rue Neuve Tolbiac, 75658 Paris Cedex 13, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rule de Lille, 75007 Paris, France. The 15 principal subsidiary or affiliated asset management firms of CDC IXIS Asset Management North America collectively had approximately $161 billion in assets under management in administration as of June 30, 2004.

ALLOCATION OF INVESTMENT OPPORTUNITY AMONG FUNDS AND OTHER INVESTORS MANAGED BY THE ADVISER; CROSS RELATIONSHIPS OF OFFICERS AND TRUSTEES
Loomis Sayles has organized its business into three investment groups: The Fixed Income Group, The Equity Group and The Investment Counseling Group. The Fixed Income Group and the Equity Group make investment decisions for the Funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios.

The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the Funds advised or subadvised by Loomis Sayles also invest. If one of these Funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

DISTRIBUTION AGREEMENT AND RULE 12b-1 PLANS
Under an agreement with Loomis Sayles Trust, the Distributor serves as the principal distributor of each class of shares of the Fund. The Distributor began serving as the principal distributor of each class of shares of the Fund on July 1, 2003. Prior to that date, Loomis Sayles Distributors, L.P. served as the principal distributor of the Fund. The Distributor's principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under this agreement (the "Distribution Agreement"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

The Distributor is compensated under the Distribution Agreement through receipt of the sales charges on Class A shares described below under "Net Asset Value and Public Offering Price" and is paid by the Fund the service and distribution fees described in the Prospectus/Proxy statement. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A shares of the Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of the Fund's shares.

The Fund has adopted Rule 12b-1 plans (the "Plans") for its Classes A, B and C shares which, among other things, permit it to pay the Distributor monthly fees out of the net assets of these classes. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of the Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of Loomis Sayles Trust.

Under the Plans, the Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Classes A, B and C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A and Class B shares.

The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

The Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the Prospectus/Proxy Statement, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. Each Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trust's Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those Trustees who are Independent Trustees of the Trust shall be committed to the discretion of such Trustees.

Fees paid by Class A, Class B or Class C shares of the Fund may indirectly support sales and servicing efforts relating to shares of the other funds within the CDC Nvest Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the relevant Funds based on their relative net assets. Expenses allocated to the Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Fund's shares. The Distributor may, at its expense, pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Fund may be offered by registered representatives of certain affiliates who are also employees of CDC IXIS Asset Management North America and may receive compensation from the Fund's adviser with respect to sales of Class Y shares.

The Distribution Agreement for the Fund may be terminated at any time on 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees.

The Distribution Agreement and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the Fund (or the relevant class, in the case of the Plans).

With the exception of the Distributor, its direct and indirect parent companies and those Trustees that are not Independent Trustees, no interested person of Loomis Sayles Trust or any Trustee of Loomis Sayles Trust had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Fund and its shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the Plans were not in place.

For Class A shares of the Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Fund that are paid to securities dealers are shown below+:

                                       MAXIMUM SALES             MAXIMUM
                                       CHARGE PAID BY         REALLOWANCE OR            MAXIMUM FIRST YEAR     MAXIMUM FIRST YEAR
                                         INVESTORS              COMMISSION                 SERVICE FEE            COMPENSATION
                                   (% of offering price)   (% of offering price)      (% of net investment)   (% of offering price)
                                   ---------------------   ---------------------      ---------------------   ---------------------
INVESTMENT
Less than  $50,000                                  5.75%                   5.00%                      0.25%                   5.25%
$50,000  -  $99,999                                 4.50%                   4.00%                      0.25%                   4.25%
$100,000 - $249,999                                 3.50%                   3.00%                      0.25%                   3.25%
$250,000 - $499,999                                 2.50%                   2.15%                      0.25%                   2.40%
$500,000 - $999,999                                 2.00%                   1.70%                      0.25%                   1.95%

INVESTMENTS OF $1 MILLION OR MORE
First $3 Million                                    none                    1.00%(1)                   0.25%                   1.25%
Excess over $3 Million                              none                    0.50%(1)                   0.25%                   0.75%
Investments with no Sales                           none                    0.00%                      0.25%                   0.25%
 Charge(2)

+Prior to September 12, 2003, the Acquiring Fund offered Institutional and Retail Class shares and prior to May 21, 2003, the Fund also offered Admin Class shares. On May 21, 2003, the Admin Class shares were converted to Retail Class shares. On September 12, 2003, Retail and Institutional Class shares were converted to Class A and Class Y shares, respectively. Class B and Class C shares commenced operations on September 12, 2003.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus/Proxy Statement under the section entitled "Ways to Reduce or Eliminate Sales Charges."

The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Fund that are paid to securities dealers are shown below:

                            MAXIMUM FRONT-END
                          SALES CHARGE PAID BY     MAXIMUM REALLOWANCE       MAXIMUM FIRST YEAR      MAXIMUM FIRST YEAR
                                INVESTORS             OR COMMISSION             SERVICE FEE            COMPENSATION
                          (% of offering price)    (% of offering price)   (% of net investment)   (% of offering price)
                          ---------------------   ----------------------   ---------------------   ----------------------
INVESTMENT
All amounts for Class B                    none                     3.75%                   0.25%                    4.00%
All amounts for Class C                    none                     1.00%                   0.00%                    1.00%

Each transaction receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge (the "CDSC"). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides Loomis Sayles Trust. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to SG Constellation, LLC ("Constellation") to compensate Constellation for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and Constellation. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time.

For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other CDC Nvest Fund or Loomis Sayles Fund, or if the account is registered in street name.

The Distributor, Loomis Sayles and their affiliates may out of their own resources make additional payments to dealers who sell shares of the Fund, including: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, B and C shares, (iii) payments based on factors such as the length of time the assets of a dealer's clients have been invested in the Funds and the levels of those clients' assets and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc ("NASD"). The participation of such firms in financial assistance programs is at the discretion of the firm. These payments described in this paragraph may be significant to the dealers receiving the payments and the entities paying them.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by its individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Fund's Prospectus/Proxy Statement and this SAI. Customers will be provided with specific information about any processing or service fees charged by their dealer.

The commissions and sales charges for the last three fiscal years were allocated as follows for Loomis Sayles Trust, which includes twelve other series in addition to the Fund:

Loomis Sayles Trust*                                        9/30/01   9/30/02   9/30/03
--------------------------------------------------------    -------   -------   ---------
Total commissions on Class A shares                           $ 0        $ 0    $ 648,831
  Amounts reallowed to other securities dealers               $ 0        $ 0    $ 581,586
  Amounts retained by Distributor                             $ 0        $ 0    $  67,245

Total CDSCs on redemptions of Classes A, B and C shares       $ 0        $ 0    $ 401,639
  Amounts paid to Constellation                               $ 0        $ 0    $ 374,111
  Amount retained by Distributor                              $ 0        $ 0    $  27,528

*Prior to July 1, 2003, Loomis Sayles Distributors, L. P. served as the distributor to the Loomis Sayles Trust. From July 1, 2003 through September 30, 2003, CDC IXIS Asset Management Distributors, L.P. served as the distributor of the Trust.

Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02102, is Loomis Sayles Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on a daily basis.

Independent Registered Public Accounting Firm. Loomis Sayles Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of the Fund's financial statements, assists in the preparation of federal and state income tax returns, consults with the Loomis Sayles Trust as to matters of accounting and federal and state income taxation and assists and consults in connection with the review of various Securities and Exchange Commission filings. The financial highlights in the Prospectus/Proxy Statement, and the financial statements contained in the Fund's annual report for the year ended September 30, 2003 and incorporated by reference into this SAI, have been so included in reliance on the report of Loomis Sayles Trust's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Fund. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Fund.

OTHER ARRANGEMENTS WITH LOOMIS SAYLES TRUST
Pursuant to a contract between the Trust and CIS, CIS, whose principal business address is 399 Boylston Street, Boston, Massachusetts, 02116, acts as shareholder servicing and transfer agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. For these services CIS received the following fees from the Fund for the period ended September 30, 2003:

FUND                                                      2/03/03 - 9/30/03/1/
                                                          --------------------
Loomis Sayles Growth                                           $  16,334

/1/ CIS became the shareholder servicing and transfer agent for the Fund on February 2, 2003. Prior to February 2, 2003, Boston Financial Data Services, Inc. ("BFDS"), an unaffiliated entity, served as the shareholder servicing and transfer agent.

        CIS has subcontracted with State Street Bank for it to provide, through its subsidiary, BFDS, transaction processing, mail and other services. For these services, CIS pays BFDS a monthly per account fee. In addition, pursuant to other service agreements, Classes A, B and C shareholders may pay service fees to other firms that provide similar services for their own shareholder accounts.

        In addition, CIS perform certain accounting and administrative services for the Fund, pursuant to an Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, CIS provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) it handles the various registrations and filings required by various regulatory authorities.

        For these services, the Fund paid the following amounts for the fiscal years ended September 30, 2001, 2002 and 2003:

            FISCAL YEAR ENDED
FUND          SEPTEMBER 30*        PERIOD ENDED*
           ------------------  --------------------
                                10/01/02    7/01/03
             2001      2002    - 6/30/03  - 9/30/03
           --------  --------  ---------  ---------
Growth     $ 10,516  $ 10,070  $   6,374  $   2,537

        * For the fiscal years-ended September 30 2001 and September 30, 2002, and for the period October 1, 2002 through June 30, 2003, the table reflects the fees paid to Loomis Sayles. For the period July 1, 2003 through September 30, 2003, the table reflects fees paid to CIS. Prior to July 1, 2003, Loomis Sayles performed certain accounting and administrative services for Loomis Growth Fund pursuant to an administrative services agreement (the "Administrative Services Agreement") with this Trust dated May 8, 2000. For the period May 8, 2000 through May 8, 2002, the Loomis Sayles Funds (including the Fund) reimbursed Loomis Sayles for its expenses in performing or arranging for the performance of
(i) corporate secretarial services, (ii) registration and disclosure assistance,
(iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services and (vii) treasury tax services and other treasury services as may arise from time to time.

--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Subject to the overriding objective of obtaining the best possible execution of orders, Loomis Sayles may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

COMMISSIONS AND OTHER FACTORS IN BROKER OR DEALER SELECTION
Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis

Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

"SOFT DOLLARS"
Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for the Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "soft dollars").

The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with "soft dollars" include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use "soft dollars" to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles' use of "soft dollars", the Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

Loomis Sayles may use "soft dollars" to acquire brokerage or research products and services that have potential application to all client accounts including the Fund or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Fund. The products or services may not be used in connection with the management of some of the accounts including the Fund that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles' use of "soft dollars" to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of "soft dollars" also benefits the Fund as described above. However, conflicts may arise between a fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

For purposes of this "Soft Dollars" discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

GENERAL
Subject to procedures adopted by the Board of Trustees of Loomis Sayles Trust, the Fund's brokerage transactions may be executed by brokers that are affiliated with CDC IXIS Asset Management North America or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, except to the extent permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with Loomis Sayles Trust are prohibited from dealing with the Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of Loomis Sayles Trust may not serve as the Funds' dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, Loomis Sayles may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund's expenses, subject to the requirement that Loomis Sayles will seek best execution.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE TRUST
--------------------------------------------------------------------------------

Loomis Sayles Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991. The Trust has 13 series (the "Funds"). On September 12, 2003, the Loomis Sayles Growth Fund converted to the multi-class structure offered by the CDC Nvest Funds Trusts.

On July 1, 2003, Loomis Sayles Trust changed its name from Loomis Sayles Funds to its current name.

The Declaration of Trust of Loomis Sayles Trust permits the Trust's Trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declaration of Trust further permits the Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust's Board of Trustees may determine. When you invest in a fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The shares of the Fund are divided into four classes: Class A, Class B, Class C and Class Y. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of the Fund (including advisory fees but excluding transfer agency fees and expenses of printing and mailing prospectuses to shareholders ("Other Expenses")) are borne by its Classes A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of Loomis Sayles Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in the Trust.

The Declaration of Trust also permits the Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Trustees may designate. While the Board of Trustees has no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. The Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the Trust or Fund upon written notice to its shareholders.

VOTING RIGHTS
Shareholders of the Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust's independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Upon written request by the holders of shares having at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Shareholder voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's or a fund's name or to make changes of a technical nature in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. If one or more new series of the Trust is established and designated by the Trustees, the shareholders having beneficial interests in the series of the Trust shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust offers only its own Funds' shares for sale, but it is possible that the Fund might become liable for any misstatements in a Prospectus that relate to another Fund of the Trust or another CDC Nvest and Loomis Sayles Funds Trust. The trustees have considered this possible liability and approved the use of the combined prospectus for Funds of the Trusts.

CODE OF ETHICS
The Fund, Loomis Sayles and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, under certain circumstances, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES

The Board of Trustees has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by the Fund. Under the Guidelines, the responsibility for voting proxies generally is delegated to a Fund's investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of the Fund and its shareholders. The exclusive purpose shall be to provide benefits to the shareholders of a Fund by considering those factors that affect the value of the securities. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against". The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, the adviser shall make available to the Fund, or CIS, the Fund's administrator, the records and information maintained by the adviser under the Guidelines.

Loomis Sayles utilizes the services of a third party proxy voting service provider ("Proxy Service Provider") in researching and voting proxies for those accounts and funds for which Loomis Sayles has voting authority. The Proxy Service Provider has a copy of Loomis Sayles' proxy voting policy and provides vote recommendations to Loomis Sayles based on the firm's policy and the Proxy Service Provider's own research. All issues presented for shareholder vote will be considered by Loomis Sayles' proxy committee (the "Proxy Committee") and, when the Proxy Committee believes necessary, the equity analyst following the company. In making the final determination about how a proxy should be voted, the Proxy Committee will generally follow the Proxy Service Provider's recommendation, unless it deviates from Loomis Sayles' express policy or the Proxy Committee determines that the shareholders best interests are served by voting otherwise.

In addition to reviewing the Proxy Service Provider's recommendations and directing Proxy Service Provider how to vote, the Proxy Committee also: (1) reviews and updates the firm's policies and procedures; (2) consults with portfolio managers and analysts; and (3) meets at least annually to discuss any issues that relate to proxy policies and voting. Loomis Sayles believes that by following the process discussed above, proxies will be voted in the Fund's best interest and that the decision on how to vote will not be affected by any conflicts of interest. Loomis Sayles' proxy voting policy allows for discretion on a particular proposal and the Proxy Committee determines that the Proxy Service Provider's recommendation is not in the best interests of the relevant Fund(s), then the Proxy Committee may use its discretion to vote the proxy contrary to the Proxy Service Provider's recommendation, but only after conducting a review to determine if any material conflict of interest exists. In situations in which the Proxy Committee believes that a material conflict exists, the Proxy Committee will exclude anyone at Loomis Sayles (including members of the Proxy Committee) who is subject to that conflict of interest from participating in the voting decision in any way, including from providing information, opinions or recommendations to the Proxy Committee.

--------------------------------------------------------------------------------
                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

The Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund's total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when Loomis Sayles believes that portfolio changes are appropriate.

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

The procedures for purchasing shares of the Fund are summarized in the Prospectus/Proxy Statement. The Fund will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number. All purchases made by check should be in U.S. dollars and made payable to CDC Nvest Funds, or, in the case of a retirement account, the custodian or trustee.

For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.

Shares may also be purchased either in writing, by phone (except for Class Y shares), by federal funds wire, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectus/Proxy Statement and through firms that are members of the NASD that have selling agreements with the Distributor. You may also use CDC Nvest Funds Personal Access Line(R) (800-225-5478, press 1) or CDC Nvest Funds Web site (www.cdcnvestfunds.com) to purchase Fund shares (except for Class Y shares). For more information, see the section entitled "Shareholder Services" in this SAI.

A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has banking information on file. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

The Distributor may at its discretion accept a telephone order for the purchase of $5,000 or more of a fund's Class A, B and C shares. Payment must be received by the Distributor or designated transfer agent within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor, designated transfer agent or your investment dealer.

If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus/Proxy Statement may apply.

--------------------------------------------------------------------------------
                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

The method for determining the public offering price and net asset value per share is summarized in the Prospectus/Proxy Statement.

The total net asset value of each class of shares of the Fund (the excess of the assets of the Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in the Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, income funds may price their shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Fund does not expect to price its shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Fund computes the net asset value of its shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of the Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of the Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. When fair valuing their securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

Trading in some of the portfolio securities of the Fund takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of the Fund's net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

The per share net asset value of a class of the Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share of the Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by CIS or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus/Proxy Statement. The public offering price of a Class B, C or Y share of the Fund is the next-determined net asset value.

--------------------------------------------------------------------------------
                              REDUCED SALES CHARGES
--------------------------------------------------------------------------------

The following special purchase plans are summarized in the Prospectus/Proxy Statement and are described in greater detail below. Investors should note that in many cases, an investor's financial advisor, and not the Fund, is responsible for ensuring that the investor receives the correct discounts.

Cumulative Purchase Discount. A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are

Calculated - Class A shares" in the Prospectus/Proxy Statement. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the Acquiring Fund and other CDC Nvest Funds held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the Funds in the CDC Nvest Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another CDC Nvest Fund or Loomis Sayles Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trust over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

A reduced sales charge is available for aggregate purchases of all classes of shares of the Fund pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of the Fund held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts. For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder's total investment (calculated at the current public offering price) in all series and classes of the CDC Nvest Funds (excluding the CDC Nvest Cash Management Trust-Money Market Series (the "Money Market Fund"), unless the shares were purchased through an exchange with another CDC Nvest Fund) with the purchases and total investment of the shareholder's spouse, parents, children, siblings, in-laws, grandparents, grandchildren, single trust estates, individual fiduciary accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceed a sales charge breakpoint as disclosed in the Prospectus, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies.

For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

Clients of Loomis Sayles. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares by (1) clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

Eligible Governmental Authorities. There is no sales charge or CDSC related to investments in Class A shares of the Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts. Class A of the Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations. Class A shares of the Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by Loomis Sayles, or its affiliates out of their own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

Certain Retirement Plans. Class A shares of the Fund are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

Bank Trust Departments or Trust Companies. Class A shares of the Fund are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

OPEN ACCOUNTS
A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each additional investment or redemption from the account initiated by an investor, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. CIS may charge a fee for providing duplicate account information.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B, Class C or Class Y shares.

The costs of maintaining the open account system are paid by the Fund and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

AUTOMATIC INVESTMENT PLANS (Classes A, B and C Shares)
Subject to the Fund's investor eligibility requirements, investors may automatically invest in additional shares of the Fund on a periodic basis by authorizing the Distributor to draft an amount from an investor's bank account for investment in the Fund. The Investment Builder Program is designed to facilitate such periodic payments electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has banking information on file. Payroll Deduction enables investors to invest from a paycheck directly into the Fund provided that the investor's employer can accommodate this service. An automatic investment plan may be opened with an initial investment of $25 or more and thereafter regular monthly investments of $25 or more. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. A Service Option (for Investment Builder) or a Payroll Deduction Authorization form must be completed to open an automatic investment plan and may be obtained by calling the Distributor or designated transfer agent at 800-225-5478, contacting your investment dealer or visiting www.cdcnvestfunds.com.

These programs are voluntary and may be terminated at any time by CIS upon notice to existing plan participants.

The Investment Builder Program plan may be discontinued at any time by the investor by written notice to CIS, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any draft is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check. For Payroll Deduction, the participating shareholder must contact his/her employer to stop deductions from a paycheck.

RETIREMENT PLANS AND OTHER PLANS OFFERING TAX BENEFITS (Classes A, B and C
Shares)
The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Fund or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

The reduced minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus/Proxy Statement. For these plans, initial investments in a fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and Coverdell Education Savings Accounts and at least

$100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for SARSEP, SEP, SIMPLE Plans, 403(b) and certain other plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus/Proxy Statement relating to Class Y shares.

SYSTEMATIC WITHDRAWAL PLANS (Classes A, B and C Shares)
An investor owning the Fund's shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan ("Plan") providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a medallion signature guarantee is provided. Please consult your investment dealer or the Distributor.

A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of the Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of the Fund in your account. No CDSC applies to redemptions pursuant to the Plan.

All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

Withdrawals may be made on any business day of the month. If a day is not selected, withdrawals will be processed on or about the 24th of the month. Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Fund and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Taxes" below for certain information as to federal income taxes.

It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. This program may be modified or terminated at any time.

Because of statutory restrictions this Plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee. Contact the servicing agent for other systematic withdrawal options for retirement accounts.

DIVIDEND DIVERSIFICATION PROGRAM
You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend payable date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund, you must obtain and carefully read a copy of that Fund's Prospectus.

EXCHANGE PRIVILEGE
A shareholder may exchange the shares of the Fund for shares of the same class of another CDC Nvest Fund, Money Market Fund or series of Loomis Sayles Funds I or Loomis Sayles Trust that offers that class (subject to the investor eligibility requirements, if any, of the Fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the Fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. As stated above, if you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the CDC Nvest Money Market Fund. On all exchanges of Class A or C shares subject to a CDSC and Class B shares into the CDC Nvest Money Market Funds, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, relating to conversion to Class A shares. The aging period resumes only when an exchange is made back into Classes A, B and C shares of a fund. Shareholders may also exchange their shares in the CDC Nvest Money Market Fund for shares of the same class of any other CDC Nvest Fund listed below, subject to those Funds' eligibility requirements and sales charges. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series may exchange into Class C shares of CDC Nvest Funds subject to its CDSC schedule. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds, for Institutional Class shares of any other series of Loomis Sayles Funds I or Loomis Sayles Trust that offers Institutional Class shares or for Class A shares of the CDC Nvest Money Market Funds. Shares of the Money Market Fund acquired through an exchange from another CDC Nvest Fund or Loomis Sayles Fund may be re-exchanged for shares of the same class of those CDC Nvest Funds or Loomis Sayles Funds. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or CIS at 800-225-5478; or (2) an internet transaction at www.cdcnvestfunds.com; or (3) a written exchange request to the Fund or CDC IXIS Asset Management Services, P.O. Box 219579, Kansas City, MO 64121-9579. You must acknowledge receipt of a current Prospectus for a fund before an exchange for that Fund can be effected. The minimum amount to open an account by exchange is the receiving fund's investment minimum as noted in the receiving fund's prospectus or the total net asset value of your account, whichever is less. For subsequent exchanges, including those made as part of the Automatic Exchange Program, the minimum is $100.

Exchanges of Fund shares may be subject to redemption fees. See the Prospectus for more details.

Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

Before requesting an exchange into any other CDC Nvest Fund, Money Market Fund, or series of Loomis Sayles I or Loomis Sayles Trust, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

AUTOMATIC EXCHANGE PLAN (Classes A, B and C Shares)
As described in the Prospectus/Proxy Statement following the caption "Additional Investor Services," a shareholder may establish an Automatic Exchange Plan under which shares of a fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. Exchanges may be made on any business day of the month. If a day is not selected, exchanges will be processed on or about the 24th of the month and are made until the account is exhausted or until CIS is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form is available from CIS or your financial representative to establish an Automatic Exchange Plan.

BROKER TRADING PRIVILEGES
The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

SELF-SERVICING YOUR ACCOUNT WITH CDC NVEST FUNDS PERSONAL ACCESS LINE(R) AND WEB SITE
Acquiring Fund shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.cdcnvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. CDC Nvest Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling CDC Nvest Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our Web site at www.cdcnvestfunds.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following CDC Nvest Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the CDC Nvest Funds Personal Access Line(R) or Web site at www.cdcnvestfunds.com by an investor shall indicate agreement with the following terms and conditions:

            CDC Nvest Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE CDC NVEST FUNDS PERSONAL ACCESS LINE(R)

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that the CDC Nvest Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

CDC Nvest Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and CDC Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly CDC Nvest Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While CDC Nvest Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify CDC Nvest Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.
2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.
3. You transmit a transaction for which you do not receive a confirmation number.
4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.
5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the CDC Nvest Funds Personal Access Line(R) or the CDC Nvest Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly CDC Nvest Funds makes no warranties concerning the availability of Internet services or network availability.

CDC Nvest Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING CDC NVEST FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to the CDC Nvest Funds Family should be sent to:

CDC Nvest Funds
P.O. Box 219579
Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------

The procedures for redemption of shares of the Fund by mail are summarized in the Prospectus/Proxy Statement. As described in the Prospectus/Proxy Statement, a CDSC may be imposed on certain purchases of Classes A, B and C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

Class B shares purchased prior to May 1, 1997 are not subject to a CDSC on redemption.

The Fund will only accept signature guarantees bearing the STAMP 2000 Medallion imprint. A medallion signature guarantee may be required if the proceeds are sent to a record address that has changed within the last 30 days, the redemption amount exceeds $100,000, the proceeds are sent to a different payee or address than what is listed on the account or if the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A shareholder is automatically enrolled with the option to redeem shares by telephone or internet when completing the Fund application. If changes to the option need to be made subsequently, a shareholder must use the Service Options Form, available at www.cdcnvestfunds.com or from your investment dealer. When selecting the service, a shareholder may have his or her withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to CIS or your investment dealer a completed Service Options Form. Whenever the Service Options Form is used, if the names on the voided check or deposit slip do not match the names on your account, the shareholder's signature must be signature guaranteed bearing the STAMP 2000 Medallion imprint.

Telephone or Internet redemptions by wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Fund, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, subject to established verification procedures. CIS, as agreed to with the Fund, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

If you select the telephone or Internet redemption service in the manner described in the previous paragraph, shares of a fund may be redeemed by calling toll free 800-225-5478 or accessing www.cdcnvestfunds.com. If you choose a redemption by wire, a wire fee, currently $5.00, will be deducted from the proceeds and the receiving institution may also charge a fee. Redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Fund from time to time.

The redemption price will be the net asset value per share (less any applicable
CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of CDC Nvest Funds, including IRA and

403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern time). Upon receipt of the required information, the appropriate number shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of the Fund. The redemptions in kind will be selected by the Fund's adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Taxes," below.

SMALL ACCOUNT POLICY
When your account falls below a set minimum as determined from time to time, the Fund may charge you a fee in the amount of $20. You will have 30 days after being notified of the Fund's intention to charge you a fee to increase your account to the set minimum. The fee is subject to change. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts that fall below the minimum as a result of the automatic conversion for Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. The Fund will impose this fee by selling the number of shares from your account necessary to pay the fee. The Fund also reserves the right to close your account and send you the if the balance in your account below a set minimum as determined by the Board of Trustees.

REINSTATEMENT PRIVILEGE (Class A shares only)
The Prospectus/Proxy Statement describes redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

YIELD AND TOTAL RETURN

The Fund may advertise the yield of each class of its shares. The Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of Loomis Sayles Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Classes A, B and C shares.

The Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

--------------------------------------------------------------------------------
             INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

As described in the Prospectus/Proxy Statement, it is the policy of the Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to CDC Nvest Funds. In order for a change to be in effect for any dividend or distribution, it must be received by CDC Nvest Funds on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to qualify, the Fund must, among other things,

     (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

     (ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

     (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

So long as it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions. If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in a shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

Exempt-Interest Dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Passive Foreign Investment Companies. Funds investing in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, the Fund may elect to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. The Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Dividends paid by passive foreign investment companies will not be eligible to be treated as "qualified dividend income."

Foreign Taxes. Funds investing in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. The Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Internal Revenue Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Internal Revenue Code. If the Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Internal Revenue Code.

Foreign Currency Transactions. Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Financial Products. A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

The Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

Securities loans may or may not be structured in a manner to preserve qualified dividend income treatment on dividends paid with respect to the securities lent. A Fund may receive substitute payments (instead of the dividend) that will not be eligible for treatment as qualified dividend income, taxed at the rate applicable to long-term capital gains.

Securities issued or purchased at a discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Real Estate Investment Trusts ("REITs"). A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. This is true notwithstanding that, under technical corrections legislation currently pending in Congress (which, as described above, may be treated as enacted), REITs are generally able to pass through the tax treatment of qualified dividend income they receive.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or
(2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Other Tax Matters. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements and financial highlights for the Acquiring Fund included in the Fund's 2003 Annual Report and its 2004 Semi-Annual Report, filed with the SEC on December 5, 2003 and June 4, 2004, respectively, are incorporated by reference to such reports. The Fund's annual and semiannual reports are available upon request and without charge. The Fund will send a single copy of its annual and semi-annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report by telephone at (800) 225-5478 or by writing to the Distributor at: CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual and semi-annual reports are also available on-line at the SEC's website, at www.sec.gov.

--------------------------------------------------------------------------------
                        DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

The Fund makes use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's view of their comparability to rated securities. The Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

MOODY'S INVESTORS SERVICE, INC.

        CORPORATE AND MUNICIPAL BOND RATINGS
        Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

        Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

        Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

        Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

        Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

CORPORATE SHORT-TERM DEBT RATINGS
        Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

        Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

        ISSUE CREDIT RATING DEFINITIONS
        A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

        Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

CORPORATE AND MUNICIPAL BOND RATINGS

        Investment Grade

        AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Speculative Grade

        Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

        BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

        C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        CI: The rating CI is reserved for income bonds on which no interest is being paid.

        D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

        r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

        The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

        N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

        Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

        Commercial Paper Rating Definitions

        A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.